UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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Gen Digital Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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60 E. Rio Salado Parkway, Suite 1000
Tempe, Arizona 85281
Notice of 2026 Annual Meeting of Stockholders

Date and Time Wednesday, September 9, 2026 at 9:00 a.m. Pacific Time	Location Meeting live via the internet by visiting www.virtualshareholdermeeting.com/ GEN2026	Record Date Only stockholders of record as of the close of business on July 14, 2026 are entitled to notice of, and vote at, the Annual Meeting or any postponement or adjournment thereof.

Dear Stockholder:
You are cordially invited to attend our 2026 Annual Meeting of Stockholders (the Annual Meeting) of Gen Digital Inc. (the Company, Gen, we or us) which will be held at 9:00 a.m. (Pacific Time) on Wednesday, September 9, 2026. This year’s meeting will again be completely virtual and conducted via live webcast, which will provide stockholders with substantially the same meeting participation rights and opportunities they would have at an in-person meeting. You will be able to attend the Annual Meeting online and submit your questions prior to or during the meeting by visiting www.virtualshareholdermeeting.com/GEN2026. You will also be able to vote your shares electronically at the Annual Meeting. We believe hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world. In addition, we believe the online format will allow us to communicate effectively with you via a pre-meeting forum that you can enter by visiting www.virtualshareholdermeeting.com/GEN2026 to submit questions in advance of the Annual Meeting.
For your convenience, we are also pleased to offer a re-playable webcast of the Annual Meeting at investor.gendigital.com. We are holding the Annual Meeting for the following purposes, which are more fully described in the proxy statement:
1.	To elect the nine nominees named in the proxy statement to Gen’s Board of Directors;
2.	To ratify the appointment of KPMG LLP as Gen’s independent registered public accounting firm for the 2027 fiscal year;
3.	To hold an advisory vote to approve executive compensation; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
We are furnishing proxy materials to our stockholders primarily via the internet to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. On or about July 28, 2026, we expect to send to our stockholders (other than those who previously requested electronic or paper delivery), a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our annual report, and how to vote through the internet or by telephone.

Only stockholders of record as of the close of business on July 14, 2026 are entitled to notice of, and can vote at, the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote will be available for inspection at our offices for ten days prior to the Annual Meeting. If you would like to view this stockholder list, please contact Investor Relations at IR@gendigital.com.
Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials or in the proxy card you received in the mail. If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your broker, bank or other nominee on how to submit voting instructions. You may revoke your proxy at any time before it is voted. Please refer to the “2026 Annual Meeting of Stockholders Meeting Information” section of the proxy statement for additional information.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bryan Ko
BRYAN KO
Chief Operating Officer, Chief Legal Officer and Secretary
Tempe, Arizona
July 28, 2026

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on September 9, 2026: The proxy statement and Gen’s Form 10-K for the 2026 fiscal year are available at https://investor.gendigital.com/financials/annual-reports/

Proxy Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.
2026 Annual Meeting of Stockholders Information

Date and Time: Wednesday, September 9, 2026 at 9:00 a.m. Pacific Time	Location: Meeting live via the internet by visiting www.virtualshareholdermeeting.com/ GEN2026	Record Date: July 14, 2026

Admission:
To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/GEN2026. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in an account with a brokerage firm, bank or other nominee, then you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote your shares at the Annual Meeting.

Voting Matters

Proposals		Board Recommendation	Page Number for Additional Information
1.	Election of Directors	FOR	26
2.	Ratification of Independent Registered Public Accounting Firm	FOR	36
3.	Advisory Vote to Approve Executive Compensation	FOR	38

Gen™ 2026 Proxy   | 1

Proxy Summary
Our Director Nominees

	Age As of the Record Date	Director Since	Independent	Diversity	Committee Memberships*			Other Public Boards**
					AC	CC	NGC
Susan P. Barsamian*** Director	67	2019		WD			C	2
Pavel Baudis Director	66	2022						0
Eric K. Brandt Director	64	2020			C			3
John C. Chrystal Director	68	2025						1
Nora M. Denzel Director	63	2019		W		C		2
Emily Heath COO of Glow	52	2021		WD				0
Vincent Pilette*** Chief Executive Officer and President	54	2019						0
Sherrese M. Smith Global Managing Partner, Paul Hastings	54	2021		WD				1
Ondrej Vlcek CEO/Founder, Aisle	49	2022						0

= Member C = Chair
Committees: AC = Audit CC = Compensation and Leadership Development	NGC = Nominating and Governance
W = Woman D = Underrepresented Community (Ethnic Diversity and/or LGBTQ+)
*	Reflects our current Board and committee composition. The Technology and Cybersecurity Committee was dissolved in June 2025.
**	Reflects membership on boards of companies publicly traded in the U.S.
***	On July 18, 2025, Susan P. Barsamian was appointed Lead Independent Director and Vincent Pilette was named Chair of the Board.

2 |   Gen™ 2026 Proxy

Proxy Summary
Sound Corporate Governance Practices

Board Committees Consist Entirely of Independent Directors	Director Resignation Policy
All Current Directors Attended at least 75% of Meetings Held	Stockholder Ability to Call Special Meetings (15% threshold)
Independent Directors Meet Regularly in Executive Session	Stockholder Ability to Act by Written Consent
Director Age Limit of 72	Proxy Access Subject to Standard Eligibility Requirements
Annual Board and Committee Self-Evaluations	Robust Cybersecurity Program
Risk Oversight by Full Board and Committees	Strong Focus on Being a Responsible Business
Annual Election of All Directors	Extensive Stockholder Outreach/Engagement Program
Director Overboarding Limits	No Dual-Class or Multi-Class Stock
Majority Voting for Directors

FY26 Executive Compensation at a Glance
In FY26, our Compensation and Leadership Development Committee approved an executive compensation program that was intended to drive long-term value creation for our company and our stockholders and reward actual performance for both short-term and long-term objectives, with commensurate payouts for extraordinary performance. We continued to value the importance of being a responsible business, given our global customer base, and our Compensation and Leadership Development Committee again incorporated responsible business metrics into our annual incentive plan.
Our Executive Compensation Program Continues to Reflect Best Governance Practices
Our Compensation and Leadership Development Committee designed our FY26 compensation program to be consistent with leading corporate governance and executive compensation practices:
Gen™ 2026 Proxy   | 3

Proxy Summary
What We Do

At risk pay	The majority of pay for our Chief Executive Officer (CEO) and other Named Executive Officers (NEOs) is at risk and/or performance-based.
Link to results
Our short-term incentive compensation is linked directly to our financial results and may be modified by performance against responsible business metrics. A significant portion of our long-term incentive compensation is linked directly to multi-year financial results and relative total shareholder return (TSR).

Predetermined goals	We reward performance that meets our short- and long-term predetermined goals.
Capped payouts	We cap payouts under our incentive plans to discourage excessive or inappropriate risk taking by our NEOs.
Peer group	We reference a relevant peer group and reevaluate the peer group annually.
Ownership guidelines	We have robust stock ownership guidelines for our executive officers and directors.
Clawback policy	We have a comprehensive “clawback” policy, in line with applicable requirements, applicable to all performance-based compensation granted to our executive officers.
Double-trigger acceleration	We only provide for “double-trigger” change-in-control payments and benefits for our executive officers.
Capped severance
We do not provide for any potential cash severance payments that exceed more than 2x our executive officers’ base salary and target bonus, and we maintain a policy requiring stockholder approval of any cash severance benefits exceeding 2.99 times the sum of an executive officer’s base salary plus target bonus.

Independent consultant	Our Compensation and Leadership Development Committee retains an independent compensation consultant.
Say-on-pay	We hold an annual advisory vote on named executive officer compensation.
Stockholder engagement	We seek feedback on executive compensation through stockholder engagement.
Minimum vesting	We require one-year minimum vesting on all stock award grants to employees, with very limited exceptions.

What We Don’t Do

No performance, no pay	We do not pay performance-based cash or equity awards for unsatisfied performance goals.
No minimum payouts	Our compensation plans do not have minimum guaranteed payout levels.
No automatic increases	We do not provide for automatic salary increases or equity award grants in offer letters or employment agreements.
No short sales, hedging	We do not permit short-sales, hedging or pledging of our stock.
No golden parachutes	We do not provide “golden parachute” excise tax gross-ups.
No excessive severance	We do not provide excessive severance payments.
No SERPs	We do not provide executive pension plans or SERPs.
No excessive perks	We do not provide excessive perquisites.
No repricing	We do not permit the repricing or cash-out of stock options or stock appreciation rights without stockholder approval.
No unvested dividends	We do not permit the payment of dividend or dividend equivalents on unvested equity awards.

4 |   Gen™ 2026 Proxy

Proxy Summary
Compensation Components
Our FY26 compensation philosophy is reflected in the following key elements of executive compensation: (i) base salary, (ii) short-term annual cash incentive awards and (iii) long-term equity incentive awards.

FY26 Component	Form of Compensation	Performance Period	Metrics and Performance Criteria	Details
Base Salary	Cash	Annual	NEO base salary changes reviewed annually by CEO & Compensation and Leadership Development Committee (only the Compensation and Leadership Development Committee for CEO changes)	Page 51
Executive Annual Incentive Plan	Cash	Annual	100% based on Bookings growth with an operating profit gate. Final payout subject to a responsible business modifier -/+ 10%	Page 51
Annual Equity Incentive Awards	Performance-based Restricted Stock Unit (PRUs)	Cliff vests at the end of a three-year performance period
50% of PRUs vest in full at the end of FY28 based on achievement of our 3-year relative TSR versus the Nasdaq Composite Index.
50% of PRUs vest in full at the end of FY28 based on average revenue growth over a multi-year period.
Page 53
	Restricted Stock Unit (RSUs)	Vests annually over three years	Service and time-based vesting.	Page 55
VCP II Equity Incentive Award	Performance-based Restricted Stock Unit (PRUs)	Vests at the end of FY30 (April 2030)	100% based on revenue growth with relative TSR modifier	Page 55

Gen™ 2026 Proxy   | 5

Proxy Summary
Pay for Performance Alignment
In FY26, we accelerated our growth in a profitable manner, as reflected in the table below. We expanded operating income and EPS as we scaled topline and profitability with operational discipline and a balanced capital allocation approach, returning capital to stockholders and driving stockholder value. Our FY26 performance also included the impact of the MoneyLion acquisition, which closed in April 2025.

We also drove strong results with respect to our key performance metrics, as we increased paid customer count, bookings, revenue and profit for both Cyber Safety Platform and Trust-Based Solutions year-over-year. Each of these improved key performance metrics is a testament to the increased value we are providing our customers with our expanded product portfolio offerings, channel distribution and platform monetization.

6 |   Gen™ 2026 Proxy

Proxy Summary
We believe that the compensation received by our NEOs for FY26 reflects our performance and accomplishments during the past year as well as the rigor of our performance goals. The following table presents a summary of the performance- based components of our FY26 executive compensation program and FY26 compensation decisions related to prior fiscal year compensation programs.

Component(1)	Metric	Executive Officer Payout
FY26 Executive Annual Incentive Plan (EAIP)	100% based on FY26 bookings growth	135%
	FY26 non-GAAP operating income threshold goal, which must be achieved prior to any payout	Met
	Responsible business modifier (applied after determining payout based on FY26 bookings growth metric)	Not Applied
FY26 Performance-based Restricted Stock Units	50% based on 3-year TSR relative to the Nasdaq Composite Index	N/A
	50% based on average Revenue growth over a 3-yr period	N/A
FY24 Performance-based Restricted Stock Units(2)	50% based on 3-year TSR relative to the Nasdaq Composite Index	156%
	50% based on average bookings growth and average non-GAAP operating margin >50%	200%
VCP II Equity Award	100% based on Revenue growth with TSR modifier	NA
VCP I Equity Award	100% based on Stock price hurdles with TSR gates	0%

(1)
Please see discussion in the CD&A section of this proxy statement below for more detail regarding how these metrics are calculated. We generally excluded any discussion of PRUs granted in prior fiscal years for which no compensation decisions were made in FY26 which were earned following the completion of FY26, except we have included a brief discussion of PRUs granted in previous years under our Value Creation Program.

(2)
For FY26, the Compensation and Leadership Development Committee certified that FY26 bookings were 156% of target and that the non-GAAP operating income threshold goal was achieved with $2,543 million in non-GAAP operating income. The Compensation and Leadership Development Committee reduced the payout from 156% to 135% to account for differences between original plan assumptions and MoneyLion post-close realities, including the pace of membership and revenue synergies and stronger market growth than was assumed when the original plan was constructed.

Meeting Information
We provide information about Gen Digital Inc.’s 2026 Annual Meeting of Stockholders (the Annual Meeting), voting and additional information starting on page 95.
Gen™ 2026 Proxy   | 7

Corporate Governance
Gen Digital Inc. (Gen, the Company, we or us) is strongly committed to corporate governance best practices. These practices provide an important framework within which our Board of Directors (the Board) and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our Corporate Governance Guidelines generally specify the rights and responsibilities of the Board, management and stockholders, and detail the rules and procedures for making decisions on corporate affairs. In general, the stockholders elect the Board and vote on certain extraordinary matters. The Board is responsible for ensuring that Gen is managed in a manner which serves the interests of its stockholders. Management is responsible for running our day-to-day operations.
Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at investor.gendigital.com, by clicking on “Governance Documents” under the “Governance” tab. Our Nominating and Governance Committee reviews the Corporate Governance Guidelines at least annually and recommends changes to our Board for approval as appropriate.
Code of Conduct and Code of Ethics
We have adopted a code of conduct that applies to all of our Board members, officers, employees, interns and contractors, as well as third parties acting on behalf of the Company. The Audit Committee is responsible for reviewing the Company’s ethics and compliance program, including the Company’s commitment to respect human, cultural and legal rights, and meets with the Head of Compliance on a periodic basis to review and discuss the Company’s programs.
We have also adopted a code of ethics for our CEO and senior financial officers, including our principal financial officer and principal accounting officer. Our Code of Conduct and Financial Code of Ethics are posted on the Investor Relations section of our website located at investor.gendigital.com, by clicking on “Governance Documents” under the “Governance” tab. Any amendments or waivers of our Code of Conduct and Financial Code of Ethics pertaining to a member of our Board or one of our executive officers will be disclosed on our website at the above-referenced address.
Insider Trading, Hedging and Pledging Policies
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us.
Our Insider Trading Policy applies to all of our officers, employees, directors, consultants and contractors worldwide, and prohibits such persons from (i) short-selling Gen securities, (ii) engaging in hedging transactions involving Gen stock-based derivative securities (e.g. buying and/or writing puts and calls, equity swaps, exchange funds, collars, transaction in straddles and the like), (iii) buying or selling publicly traded options, and (iv) holding Gen securities in a margin account or otherwise pledging Gen securities as collateral for a loan; however, holding and exercising options or other derivative securities granted under Gen’s stock option or equity incentive plans and holding the contingent value rights acquired in connection with Gen’s acquisition of MoneyLion is not prohibited by this policy. Our policy also prohibits pledging Gen stock as collateral for a loan or holding company securities in a margin account. Waivers may be granted with respect to arrangements that were in existence before becoming a director or employee.
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Corporate Governance
In addition, our Insider Trading Policy prohibits our officers, employees, directors, consultants and contractors worldwide from purchasing or selling Gen securities while in possession of material, nonpublic information and during quarterly and special blackout periods. Our quarterly trading window opens on the second business day following the quarterly earnings announcement and closes on the 10th day of the 3rd month in the quarter. However, Rule 10b5-1 allows insiders to sell and diversify their holdings in our stock over a designated period by adopting prearranged stock trading plans at a time when they are not aware of material nonpublic information about us, and subsequently sell shares of our common stock in accordance with the terms of their stock trading plans without regard to whether or not they are in possession of material nonpublic information about Gen at the time of the sale.
Additionally, we require certain individuals, including directors, executive officers and designated employees, together with their family members and controlled entities (Pre-Clearance Insiders), to receive pre-clearance prior to engaging in transactions in Gen securities. All Pre-Clearance Insiders are encouraged to trade using only Rule 10b5-1 plans that comply with applicable securities laws but are not required to do so. Our Insider Trading Policy is incorporated by reference as Exhibit 19.01 to our Annual Report on Form 10-K for FY26, filed with the SEC on May 21, 2026.
Stock Ownership Guidelines
Our Compensation and Leadership Development Committee adopted stock ownership guidelines to better align our non-employee directors’ and executive leadership team members’ interests with those of our stockholders. Our “Executive Leadership Team Members” consist of the CEO and President, Chief Financial Officer, all other Section 16 officers and each Group 2 member of the CEO’s extended leadership team (as defined in the Company’s Executive SRP (as defined below)). Details of our directors’ stock ownership guidelines are disclosed under “Director Stock Ownership Guidelines” on page 34, and details of our executive officers’ stock ownership guidelines are disclosed under “Key Compensation and Governance Policies — Stock Ownership Guidelines” in the “Compensation Discussion & Analysis” section on page 63. The Compensation and Leadership Development Committee determines the stock ownership guidelines and the Nominating and Governance Committee monitors compliance under such guidelines.
Compensation Recoupment Policy
We maintain a compensation recoupment policy (the “Clawback Policy”), which provides for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers as required by SEC and Nasdaq Stock Market LLC (Nasdaq) rules. Our Clawback Policy also allows our Compensation and Leadership Development Committee to recover both time and performance-based cash and equity compensation in the event of a material violation of the Company’s Code of Conduct, Financial Code of Ethics or other Gen policy or awareness of or willful blindness to such misconduct. Our Clawback Policy is incorporated by reference as Exhibit 97.01 to our Annual Report on Form 10-K for FY26, filed with the SEC on May 21, 2026.
Stockholder Outreach and Engagement
We are committed to ongoing engagement with our stockholders to gain valuable insight into the issues that matter most to them and to enable Gen to address them effectively. We routinely interact and communicate with stockholders through a number of forums, including through quarterly earnings presentations, SEC filings (including the Annual Report and Proxy Statement), the Annual Meeting, our in-person Analyst Investor Day, and investor meetings, events and conferences.
During 2026, we completed investor outreach to all of our 20 largest stockholders and held discussions with a majority of those investors. In these meetings, we discussed matters such as Gen’s financial results, business model, and corporate governance as well as our executive compensation program. In our offseason engagement following the 2025 Annual Meeting, stockholders did not express any concerns with our executive compensation program, including our VCP II program, which we believe will help to incentivize long-term value creation.
Gen™ 2026 Proxy   | 9

Corporate Governance
Following these meetings, we shared what we heard from stockholders with our Board, our Compensation and Leadership Development Committee and our Nominating and Governance Committee, as we seek to enhance our corporate governance and executive compensation program and improve our disclosures.
For more information regarding the stockholder feedback that we received on our executive compensation program, please see the section entitled “Say-On-Pay and Stockholder Engagement” in the “Compensation Discussion & Analysis” section on page 45.
Majority Vote Standard and Director Resignation Policy
Our Bylaws and Corporate Governance Guidelines provide for a majority voting standard for the election of directors. Under the majority vote standard, each nominee must be elected by the affirmative vote of the majority of the votes cast with respect to such nominee at any meeting for the election of directors at which a quorum is present. A “the affirmative vote of the majority of the votes cast” voting standard means the votes cast “for” a nominee’s election must exceed the votes cast “against” that nominee’s election. A plurality voting standard will apply instead of the majority voting standard if: (i) a stockholder has provided us with notice of a nominee for director in accordance with our Bylaws; and (ii) that nomination has not been withdrawn on or before the tenth (10th) day before we first mail our notice of meeting for such meeting to stockholders. To effectuate this policy with regard to incumbent directors, the Board will not nominate an incumbent director for re-election unless prior to such nomination the director has agreed to promptly tender a resignation if such director fails to receive a sufficient number of votes for re-election at the stockholder meeting with respect to which such nomination is made. Such resignation will be effective upon the earlier of (i) the Board’s acceptance of such resignation or (ii) the 90th day after certification of the election results of the meeting; provided, however, that prior to the effectiveness of such resignation, the Board may reject such resignation and permit the director to withdraw such resignation.
If an incumbent director fails to receive the required vote for re-election, the Nominating and Governance Committee will act on an expedited basis to determine whether to recommend acceptance or rejection of the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Board intends to act promptly on the Nominating and Governance Committee’s recommendation and will decide to accept or reject such resignation and publicly disclose its decision within 90 days from the date of certification of the election results. The Nominating and Governance Committee and the Board may consider such factors they deem relevant in deciding whether to accept or reject a resignation tendered in accordance with this policy. The Board expects a director whose resignation is under consideration to abstain from participating in any decision regarding the resignation.
Proxy Access
Our Bylaws contain “proxy access” provisions which permit a stockholder, or a group of up to 50 stockholders, owning continuously for at least three years a number of shares of our common stock that constitutes at least 3% of our outstanding shares of common stock, to nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and their nominee(s) satisfy the requirements specified in the Bylaws. Our Bylaws specifically allow funds under common management to be treated as a single stockholder, and permit share lending with a five-day recall. The Bylaws do not contain any post-meeting holding requirements, do not have any limits on resubmission of failed nominees, and do not contain restrictions on third-party compensation.
Board Leadership Structure
As set forth in our Corporate Governance Guidelines, the Nominating and Governance Committee is responsible for reviewing and recommending to the Board, annually or upon a vacancy, a director for election as Chair. When the Chair elected is not an independent Director, the independent Directors of the Board will, upon the recommendation of the Nominating and Governance Committee, appoint a Lead Independent Director. The Lead Independent Director will be appointed for a one-year term and will serve until their successor is duly appointed and qualified, or
10 |   Gen™ 2026 Proxy

Corporate Governance
until their earlier death, removal, or resignation, or until such time as they are no longer an independent Director of the Board. Frank Dangeard served as Chair of the Board until July 18, 2025. Upon his resignation, Vincent Pilette was named Chair and Susan P. Barsamian was designated as the Lead Independent Director (LID).
The Board has historically separated the roles of CEO and Chair, but given the Company’s transformation with the acquisition of MoneyLion and Mr. Dangeard’s departure, the Board decided it was in the best interest of the Company to combine the CEO and Chair roles in FY26. In connection with Mr. Pilette and Ms. Barsamian’s appointments, the Gen Board, at the recommendation of the Nominating and Governance Committee, amended Gen’s Corporate Governance Guidelines, in order to increase the robustness of the duties and responsibilities associated with the Lead Independent Director position to help to ensure the exercise of independent judgment by the Board. Gen’s Corporate Governance Guidelines were also amended to provide the Board with the necessary flexibility to determine the appropriate leadership structure for the Company based on its evolving needs and what it determines to be in the best interests of its stockholders.
The duties of the Lead Independent Director, Chair of the Board and CEO are set forth in the table below:

Duties of the Lead independent Director	Duties of the non-independent Chair of the Board	Duties of the CEO
• Presides over and manages all meetings of the Board at which the Chair is not present	• Presides over and manages meetings of the full Board	• Sets strategic direction for Gen and leads management in executing the Company’s strategy
• Lead executive sessions of independent directors and facilitate discussion and open dialogue among the independent directors	• Support a strong Board culture and facilitate communication among the LID, Board as a whole, Board committees and senior management	• Creates and implements Gen’s vision and mission
• Serve as liaison between independent directors and Chair and, where appropriate, between the independent directors and management	• Propose to the LID for approval the scheduling of Board meetings and the agenda and materials for each meeting	• Leads the affairs and operations of Gen, subject to the overall direction and supervision of the Board and its committees and subject to such powers as reserved by the Board and its committees
• Review, advise on and approve the scheduling of Board meetings, and the corresponding agendas and materials	• Represent the Board at annual meetings of stockholders and be available, when appropriate for consultations with stockholders
• Approve and coordinate retention of advisors and consultants to the Board
• Work with Chair to facilitate timely and appropriate information flow to the Board and provide Chair with feedback and counsel for Chair’s interactions with the Board
• Represent the Board at annual meetings of stockholders and be

Gen™ 2026 Proxy   | 11

Corporate Governance

Duties of the Lead independent Director	Duties of the non-independent Chair of the Board	Duties of the CEO
primary point of contact between the Board and stockholders, and be available, when appropriate, for consultations with stockholders
• Serve as a counterbalance to the CEO and provide strong, objective and independent leadership for the Board in order to safeguard stockholder interests

Board Independence
It is the policy of the Board and Nasdaq rules require that listed companies have a board of directors with at least a majority of independent directors, as defined under Nasdaq’s Marketplace Rules. Currently, each member of our Board, other than our current CEO and President and our former President, is an independent director, and all standing committees of the Board are composed entirely of independent directors. The Nasdaq independence definition includes a series of objective tests, including that the director is not an employee of the company and has not engaged in certain types of transactions with the company. In addition, the Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In making these determinations, the directors reviewed and discussed information provided by the directors and Gen with regard to each director’s business and other activities as they may relate to Gen and our management, including the transactions referenced below in “Certain Related Person Transactions.” In particular in making an independence determination in the case of Mr. Baudis, the Board considered his directorship and minority ownership stake in Starship Enterprises, a.s., a Czech joint stock company (Starship), which leases a portion of an office building in Prague, Czech Republic to Gen. The Board determined that the transaction with Starship was undertaken in the ordinary course of business and on comparable lease terms that would be available from an unrelated third party, and that Mr. Baudis does not have any direct involvement in our business relationship with Starship. In addition to the relevant transactions disclosed in the Related Party Transactions section, the Board considered the following factors for Ms. Smith and Mr. Brandt relating to their independence:
-
The Company paid Paul Hastings LLP, a global law firm, fees of $148,444 for FY26 in connection with legal advice relating to the financings connected to the Instacash and Credit Builder+ products. Sherrese Smith is the Managing Global Director of Paul Hastings LLP, but she was not involved in the legal advice provided, did not solicit the engagement, and this legal representation by Paul Hastings was inherited by Gen when it acquired MoneyLion. Ms. Smith received no direct compensation related to the legal fees and the amount paid to Paul Hastings LLP is immaterial to the firm’s annual profits. As such, the Board determined that Ms. Smith is independent.

-
The Company received a payment of $304,904 from LAM Research, a Gen customer. Mr. Brandt is a director of LAM Research, but he was not involved in soliciting this transaction between the Company and LAM Research, was not involved in the services provided to LAM Research and received no director or indirect compensation related to this engagement. As such, the Board determined that Mr. Brandt is independent.

Based on this review and consistent with our independence criteria, the Board has affirmatively determined that the following directors, director nominees and former directors who served in fiscal 2026 are independent: Susan P. Barsamian, Pavel Baudis, Eric K. Brandt, John C. Chrystal, Frank E. Dangeard, Nora M. Denzel, Peter A. Feld, Emily Heath, and Sherrese M. Smith.
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Corporate Governance
Change in Director Occupation
Our Corporate Governance Guidelines include a policy that our Board should consider whether a change in any director’s professional responsibilities directly or indirectly impacts that person’s ability to fulfill his or her directorship obligations. To facilitate the Board’s consideration, all directors shall submit a resignation as a matter of course upon retirement, a change in employer, or other significant change in their professional roles and responsibilities. Such resignation may be accepted or rejected in the discretion of the Board.
Director Overboarding Limits
As set forth in our Corporate Governance Guidelines, it is the policy of the Board that given the demands of the duties undertaken by directors, directors should limit their participation to no more than five public company boards (including our Board) in order to ensure sufficient attention and availability to Gen’s business. In addition, a director who is currently serving as an executive officer of a publicly traded company may serve on no more than two public company boards (excluding our Board). However, the Board recognizes that the demands of such participation may vary substantially and may deem an exception appropriate so long as the director maintains sufficient attention and availability to fulfill the director’s duties to Gen and complies with Gen’s conflict of interest policies.
Board and Committee Effectiveness and Evaluations
Board Effectiveness
It is important to Gen that our Board and its committees are performing effectively and in the best interests of Gen and its stockholders. The Nominating and Governance Committee reviews the size, composition and needs of the Board with established criteria to ensure the Board has the appropriate skills and expertise to effectively perform its duties and responsibilities.
Board Onboarding and Education
When new directors join our Board, they participate in an onboarding program to learn about our industry, business, strategies, and policies. The onboarding program includes meetings with senior executives and other functional and operational leaders to discuss our business, strategy and operations, and our corporate functions, such as finance, technology, information systems and legal.
For continued education regarding our business and industry, we provide presentations by internal and external experts during Board meetings on topics such as technology inflections, industry trends, changes in the geopolitical and macroeconomic landscape, and the responsible business landscape, with particular focus on the implications and impact to the Company. Our Board and Committees also regularly review developments in corporate governance to continue enhancing the Board’s effectiveness. We encourage directors to participate in external continuing director education programs and provide reimbursement for expenses associated with this participation. Throughout the year, Board members also attend Company events. These interactions, along with meetings with leaders below the CEO Executive Leadership Team Member level throughout the year, provide directors additional visibility to provide oversight of the Company’s culture, strategies, and operations.
Board Evaluations
The Nominating and Governance Committee evaluates the Board’s and its committees’ operations and performance annually. Each year, the Nominating and Governance Committee, in consultation with our independent Board Chair or Lead Independent Director, as applicable, reviews and determines the design, scope, content, and execution of the evaluation process. We conduct board evaluations, including quantitative and qualitative assessments, which are regularly conducted by an outside third party. The Nominating and Governance Committee recommends changes for approval by the full Board as appropriate.
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Corporate Governance
Board Size
The Nominating and Governance Committee considers the size of our Board at least annually to ensure that the current number of members most effectively support the Company, and recommends changes to the Board as appropriate. The Company’s Bylaws provide that the number of members of the Board is determined by the Board.
Our Board currently consists of nine members. Based on the assessment of the Nominating and Governance Committee, the Board expects to remain approximately the same size as of the Annual Meeting.
Board Succession Planning and Refreshment
Our Nominating and Corporate Governance Committee plays an important role in Board succession planning. The Nominating and Corporate Governance Committee considers the critical needs of the Company regularly, and is responsible for establishing the criteria and determining the desired qualifications, expertise, and characteristics of the Board, with the goal of developing a diverse portfolio of perspectives, backgrounds, experiences, knowledge and skills on the Board. The Nominating and Corporate Governance Committee is also responsible for evaluating and making recommendations to the Board regarding the structure and operations, size, and composition of the Board committees, committee member qualifications, committee member appointment and removal, and committee reporting to the Board.
In addition to the role of the Nominating and Governance Committee, we have a policy related to director retirement and age limits established in our Corporate Governance Guidelines. In the event that a Director reaches the age of 72 during his or her term of service, at the end of such term, the Board, in consultation with the Nominating and Governance Committee, will normally not re-nominate the Director for election at the next annual meeting, unless the Board, with the recommendation of the Nominating and Governance Committee, determines that there are special circumstances that lead the Board to conclude that continued service of such Director is in the best interests of the Company and its stockholders.
We believe that our approach to Board succession planning and refreshment plays an important role in addressing Board effectiveness. Five of our current Board members (approximately 56% of the Board) have been appointed in the last five years.
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Corporate Governance
Board’s Role in Risk Oversight
The Board executes its risk management responsibility directly and through its committees, which currently consist of the Audit Committee, the Compensation and Leadership Development Committee and the Nominating and Governance Committee. The Board also had a Technology and Cybersecurity Committee during the first quarter of FY26, but this committee was dissolved in June 2025. The Company’s entry into financial wellness in addition to the maturity of its operations and cybersecurity practices led the Board to reevaluate its committee structure. The Board ultimately determined that certain of the duties of the Technology and Cybersecurity Committee should be reallocated to the full Board because they related to key strategic priorities and other of its duties should be allocated to the Audit Committee and Nominating and Governance Committee, because they related to the Audit Committee’s general oversight of risk and the Nominating and Governance Committee’s oversight of governance and regulatory framework. The graphic below shows the governance structure as of the end of FY26.

Board of Directors
Risk Management Responsibility

Board Committees

Audit Committee

- Oversees internal controls and disclosure controls.
- Oversees enterprise risk management.
- Oversees financial risk management and reporting.
- Key liaison with external Auditor and Chief Compliance Officer.
- Oversees business continuity and disaster preparedness planning.

Compensation and Leadership Development Committee

- Oversees risk associated with compensation policies and practices.
- Oversees executive development and succession.
- Oversees Company benefits plans and programs.
- Oversees Company's human capital.

Nominating and Governance Committee

- Oversees corporate governance procedures and policies.
- Oversees Board compositions, nomination and evaluation.
- Oversees Company ESG matters, including sustainability risks.
- Oversees Company public policy and political activities and expenditures.

The Board is kept abreast of its committees’ risk oversight and other activities via reports of the committee chairs to the full Board during the Board meetings. The Board also, directly and through its committees, reviews and oversees our enterprise risk management (ERM) program, including critical enterprise risks over the short-, intermediate-, and long-term, and facilitates the incorporation of risk considerations into decision making across the Company. The Board considers specific risk topics in connection with strategic planning and other matters.
In addition, the Board participates in regular discussions with our senior management on many core subjects, including strategy, operations and finance, in which risk oversight is an inherent element. Our Global Business groups, Internal Audit, Enterprise Finance Reporting, Treasury, Data, Information Technology, Cybersecurity, Technology/AI, Human Resources, Corporate Affairs, and Legal teams all provide input into this process and are responsible for the day-to-day monitoring, evaluating, reporting, and mitigating of their respective risk categories. From time to time, we also utilize industry information sources, such as professional services firms or subscription resources, to assess trends and benchmarking data relevant to our industry to assist in determining certain risk trends and changes. Management then develops response plans for risks categorized as requiring management focus based on performance indicators and monitors other identified risk areas. Management and our Internal Audit team regularly provides reports on the risk portfolio and risk response efforts to senior management and to the Audit Committee.
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Corporate Governance
The Board believes that its leadership structure facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the independent, non-executive Chair or Lead Independent Director, as applicable, and each independent committee chair with risk oversight in their individual areas of expertise. Throughout the year, the Board oversees its committees’ and managements’ ongoing risk oversight activities, and its committees escalate issues relating to risk oversight to the full Board, in a continuous effort to keep the Board adequately informed of developments that could affect the Company’s risk profile or other aspects of our business.
The Board and its committees are also free to engage independent outside financial, legal and other advisors as they deem necessary to provide advice and counsel on various topics or issues, at Gen’s expense, and are provided full access to our officers and employees.
Board’s Role in Oversight of Company Strategy
One of the Board’s most important responsibilities is collaborating with management to establish Gen’s long-term strategy and then overseeing and providing guidance to management in the execution of the articulated strategy. Various elements of our strategy are discussed in depth at every quarterly Board meeting, with management providing the Board with an update on performance and execution against short and longer-term elements of strategy. The Board also meets annually for a multi-day session where long-term strategy is the primary topic. While the full Board, with leadership of the Chair or Lead Independent Director, as applicable, has responsibility for overseeing overall company strategy, each of our key Committees provides input to the full Board on strategic and execution-oriented issues related to their respective areas of focus. The Board receives regular updates from the management team (including those below the executive level) regarding Gen’s strategy and performance to inform its perspective on progress and ensure that it can effectively perform its oversight responsibilities.
Board’s Role in Political Activity
Our Nominating and Governance Committee has responsibility for overseeing Gen’s programs, policies and practices concerning public policy and political activities and expenditures. Based on the recommendations of the committee, the Board adopted the Global Political Contributions Policy, which includes standards for participating in the political process for both the Company and its employees, as well as for appropriate disclosure and reporting of political contributions and political activities. In accordance with the Company’s Global Political Contributions Policy, any political contributions must be made in accordance with all applicable laws and regulations and disclosed as required by law. Gen does not allow use of corporate funds for political expenditures and does not maintain a political action committee. Our Chief Operating Officer & Chief Legal Officer are responsible for overseeing the Company’s political engagements, and monitor compliance with the Global Political Contributions Policy.
To learn more about the Company’s public policy activities and governance, including its annual contributions to trade and industry associations, visit our Political Disclosure and Accountability webpage at https://investor.gendigital.com/political-disclosure-and-accountability/default.aspx.
Information Security and Risk Oversight
The Audit Committee of the Board has direct oversight to the Company’s (1) technology strategy, initiatives, and investments and (2) key cybersecurity information technology risks against both internal and external threats. The Audit Committee of the Board is comprised entirely of independent directors, with a mix of experience related to information technology audits, information security issues, and/or oversight who meets and reports to the Board on a quarterly basis. The Audit Committee considers information technology risks in connection with cybersecurity incidents, oversees our enterprise technology, and reports to the Board on enterprise risk management matters on a quarterly basis. We have processes in place for management to report security instances to the Audit Committee as they occur, if material, and to provide a summary multiple times per year of other incidents to the Audit Committee. Additionally, our CISO regularly attends Audit Committee meetings and meets regularly with the Board of Directors to brief them on technology and information security matters. We carry insurance that provides
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Corporate Governance
protection against some of the potential losses arising from a cybersecurity incident. In the last fiscal three years, we have not experienced any material information security breach incidents and the expenses we have incurred from information security breach incidences were immaterial. This includes penalties and settlements, of which there were none.
Board’s Role in Oversight of Human Capital Management
Our employees are fundamental to our success. The Board, through the Compensation and Leadership Development Committee, provides oversight of our human capital strategies. We work closely with the Compensation and Leadership Development Committee on matters including executive compensation, overall reward strategy, talent management, talent acquisition, leadership development, succession planning, retention, and employee engagement. Our Chief Human Resources Officer provides quarterly reports to the full Board on human capital strategy, programs, and key performance metrics at both the enterprise and organizational levels, enabling the Board to monitor progress and provide strategic guidance on workforce-related matters material to our long-term success.
Responsible Business Practices
Our commitment to being a responsible business supports our Company’s Purpose and Mission. The Nominating and Governance Committee has oversight over the Company’s responsible business strategy and receives regular updates. This regular update includes program information across ethics, community investment, the environment, and information on emerging priorities. Additionally, as part of our sustainability reporting process, functional leaders are updated regularly and review our sustainability disclosures. Our Executive Leadership Team Members are highly engaged in our efforts to be a responsible business. Our Head of Corporate Responsibility and Public Policy provide regular updates to our Executive Leadership Team Members to review our strategy, progress, and program updates.
Board Structure and Meetings
The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time. Agendas and topics for board and committee meetings are developed through discussions between management and members of the Board and its committees. Information and data that are important to the issues to be considered are distributed in advance of each meeting. Board meetings and background materials focus on key strategic, operational, financial, governance and compliance matters applicable to us, including the following:
•	Reviewing annual and longer-term strategic and business plans;
•	Reviewing key product, industry and competitive issues;
•	Reviewing and determining the independence of our directors;
•	Reviewing and determining the qualifications of directors to serve as members of committees, including the financial expertise of members of the Audit Committee;
•	Selecting and approving director nominees;
•	Selecting, evaluating and compensating the CEO;
•	Reviewing and discussing succession planning for the senior management team, and for lower management levels to the extent appropriate;
•	Reviewing and approving material investments or divestitures, strategic transactions and other significant transactions that are not in the ordinary course of business;
•	Evaluating the performance of the Board;
•	Overseeing our compliance with legal requirements and ethical standards; and
•	Overseeing our financial results.
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Corporate Governance
Executive Sessions
After each regularly scheduled Board meeting, the independent members of our Board hold a separate closed meeting, referred to as an “executive session.” These executive sessions are used to discuss such topics as the independent directors deem necessary or appropriate. At least annually, the independent directors hold an executive session to evaluate the CEO’s performance and compensation. Executive sessions of the Board are led by the independent, non-executive Chair or Lead Independent Director, as applicable.
Succession Planning
Our Board recognizes the importance of effective executive leadership to Gen’s success and meets to discuss executive succession planning at least annually. Our Board develops and reviews emergency and long-term succession plans and evaluates succession candidates for the CEO and other senior leadership positions under both. The Board also oversees management’s senior executive talent development plans, including ensuring that our succession candidates have regular interactions with the Board.
Attendance of Board Members at Annual Meetings
We encourage our directors to attend our annual meetings of stockholders. Six of our directors standing for re-election attended our 2025 Annual Meeting of Stockholders.
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The Board and Its Committees
There are three committees of the Board: the Audit Committee, the Compensation and Leadership Development Committee, and the Nominating and Governance Committee. The Board has delegated various responsibilities and authorities to these different committees, as described below and in the committee charters.
The Board committees regularly report on their activities and actions to the full Board. Each member of the Audit Committee, Compensation and Leadership Development Committee, and Nominating and Governance Committee was appointed by the Board. Each of the Board committees has a written charter approved by the Board and the key committee charters are available on our website at investor.gendigital.com, by clicking on “Governance Documents,” under the “Governance” tab.
The following table shows the proposed composition of the Board and its committees, and other information, following the Annual Meeting. Current committee composition is provided in the text below the table.

	Age As of the Record Date	Director Since	Independent	Diversity	Committee Memberships*			Other Public Boards**
					AC	CC	NGC
Susan P. Barsamian*** Director	67	2019		WD			C	2
Pavel Baudis Director	66	2022						0
Eric K. Brandt Director	64	2020			C			3
John C. Chrystal Director	68	2025						1
Nora M. Denzel Director	63	2019		W		C		2
Emily Heath COO of Glow	52	2021		WD				0
Vincent Pilette*** Chief Executive Officer and President	54	2019						0
Sherrese M. Smith Global Managing Partner, Paul Hastings	54	2021		WD				1
Ondrej Vlcek CEO/Founder, Aisle	49	2022						0

= Member C = Chair
Committees: AC = Audit CC = Compensation and Leadership Development	NGC = Nominating and Governance
W = Woman D = Underrepresented Community (Ethnic Diversity and/or LGBTQ+)
*	Reflects our current Board and committee composition. The Technology and Cybersecurity Committee was dissolved in June 2025.
**	Reflects membership on boards of companies publicly traded in the U.S.
***	On July 18, 2025, Susan P. Barsamian was appointed Lead Independent Director and Vincent Pilette was named Chair of the Board.

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The Board and Its Committees
During FY26, the Board held nine meetings, the Audit Committee held eight meetings, the Compensation and Leadership Development Committee held six meetings, and the Nominating and Governance Committee held four meetings. Each director attended at least 75% of the aggregate of Board meetings and committee meetings on which such director served.

Audit Committee

Current Members
Our Audit Committee is currently comprised of Mr. Brandt, who is the chair, Ms. Heath and Mr. Chrystal. Mr. Dangeard resigned from this position in July 2025 in connection with his departure from the Board.
Independence
Our Board has unanimously determined that all Audit Committee members are independent as defined under current Nasdaq listing standards, and at least one member has financial sophistication as required pursuant to the Nasdaq listing standards.
In addition, our Board has unanimously determined that Mr. Brandt and Mr. Chrystal each qualify as an “audit committee financial expert” under U.S. Securities and Exchange Commission (SEC) rules and regulations.
Designation as an “audit committee financial expert” is an SEC disclosure requirement and does not impose any additional duties, obligations or liability on any person so designated.
Meetings
Eight meetings during fiscal year 2026.

Our Audit Committee oversees Gen’s accounting and financial reporting processes and the audits of our financial statements, including oversight of our systems of disclosure controls and internal control over financial reporting, compliance with legal and regulatory requirements, internal audit function and the appointment, retention, compensation, oversight and, when appropriate, termination and replacement of our independent auditors. Its duties and responsibilities include, among other things:
 •
Reviewing and discussing with Gen’s independent auditor and management Gen’s quarterly and annual financial statements, including any report or opinion by the independent auditors, and earnings releases.
 •
Reviewing the adequacy and effectiveness of Gen’s accounting and financial reporting processes.
 •
Appointing and, if necessary, terminating any independent registered public accounting firm engaged by Gen.
 •
Reviewing and approving processes and procedures to ensure the continuing independence of Gen’s independent auditors.
 •
Overseeing the internal audit function of Gen, including its independence and authority and the coordination of Gen’s internal audit function with its independent auditors.
 •
Reviewing Gen’s practices with respect to financial and enterprise risk identification, assessment, monitoring and risk management and mitigation.
 •
Reviewing Gen’s business continuity and disaster preparedness planning.
 •
Reviewing any regulatory developments that could impact Gen’s risk identification, assessment, monitoring and risk management and mitigation.
 •
Reviewing Gen’s ethics compliance program, including policies and procedures for monitoring compliance, areas of compliance risk (including any material compliance issues and/or risk exposure) and the implementation and effectiveness of Gen’s ethics and compliance program, and remediation plans developed by the Company to resolve any material compliance issues.
 •
Directing and supervising investigations into any matters within the scope of its duties.
 •
Retaining and terminating such auditors, outside counsel, experts, consultants and other advisors as it determines to be necessary or appropriate to perform its responsibilities.

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The Board and Its Committees

Compensation and Leadership Development Committee

Current Members
Our Compensation and Leadership Development Committee is currently comprised of Nora Denzel, who is the chair and Mmes. Barsamian and Heath. Mr. Feld, who was the chair in FY26, resigned from this position in May 2025 in connection with his departure from the Board.
Independence
The Board has determined that each current member of the Compensation and Leadership Development Committee is, and each member of our Compensation and Leadership Development Committee during fiscal year 2026 was, independent within the meaning of Nasdaq’s director independence standards.
Each member of the Compensation and Leadership Development Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act of 1934 (Exchange Act).
Meetings
Six meetings during fiscal year 2026.

Our Compensation and Leadership Development Committee oversees our compensation policies and practices so that they firmly align with the interests of our stockholders; encourage a focus on Gen’s long-term success and performance; and incorporate sound corporate governance principles. It also oversees our human capital management practices and programs to attract, retain, and develop our executive officers. Its duties and responsibilities include, among other things:
 •
Reviewing Gen’s executive and leadership development practices, which support Gen’s ability to retain and develop the executive and leadership talent required to deliver against Gen’s short term and long-term business strategies, including succession planning for the executive officers.
 •
Reviewing and overseeing Gen’s human capital management policies, strategies and practices.
 •
Reviewing Gen’s compensation policies, plans and programs to confirm they are: (i) designed to attract, motivate and retain talented executive officers; (ii) compensate the executive officers effectively in a manner consistent with the strategy of Gen and the interests of stockholders; (iii) consistent with a competitive framework; and (iv) support the achievement of Gen’s overall financial results and individual contributions.
 •
Reviewing and recommending to the independent directors of our Board all compensation arrangements for our CEO.
 •
Determining stock ownership guidelines for our Board and executive officers.
 •
Reviewing Gen’s overall compensation and benefits plans and programs.
 •
Administering our equity incentive and stock purchase plans.
 •
Reviewing and recommending to the Board compensation for non-employee members of the Board.
 •
Reviewing and approving policies and procedures relating to the perquisites of our executive officers.
 •
Reviewing Gen’s compensation policies and practices, including non-executive programs, to confirm that such policies and practices are not reasonably likely to have a material adverse effect on Gen or encourage unnecessary risk-taking, and report the results of such review to the Board.
 •
Reviewing and making recommendations to the Board regarding company policies on recoupment of incentive-based compensation.
 •
Reviewing and making recommendations to the Board with respect to stockholder proposals and stockholder advisory votes related to executive compensation matters.

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The Board and Its Committees

Nominating and Governance Committee

Current Members
Our Nominating and Governance Committee is currently comprised of Ms. Barsamian, who is the chair, and Ms. Smith and Mr. Brandt. Mr. Feld and Mr. Dangeard, who were committee members in FY25, resigned from these committee positions in May 2025 and July 2025, respectively, in connection with their departures from the Board.
Independence
The Board has determined that each current member of the Nominating and Governance Committee is, and each member of our Nominating and Governance Committee during fiscal year 2026 was, independent within the meaning of Nasdaq’s director independence standards.
Meetings
Four meetings during fiscal year 2026.

Our Nominating and Governance Committee oversees the evaluation of the Board and its committees, oversees Gen’s corporate governance procedures and policies, including with respect to being a responsible business and public policy matters, and ensures that they represent best practices and are in the best interests of Gen and its stockholders, which includes establishing appropriate criteria for nominating qualified candidates to the Board. Its duties and responsibilities include, among other things:
 •
Establishing the criteria and determining the goal of developing a broad portfolio of perspectives, backgrounds, experiences, knowledge and skills derived from high-quality business and professional experience on the Board.
 •
Considering the size, composition and needs of the Board, determine future requirements and evaluate and recommending qualified candidates for election to the Board consistent with the established criteria to ensure the Board has the appropriate skills and expertise.
 •
Advising the Board on corporate governance matters and recommending to the Board appropriate or necessary actions to be taken by our company, the Board and the Board’s committees.
 •
Identifying best corporate governance practices and developing and recommending to the Board a set of corporate governance guidelines applicable to our company.
 •
Reviewing and assessing the adequacy of our company’s corporate governance policies, including this Committee’s charter, Gen’s Corporate Governance Guidelines and Code of Conduct, and recommending modifications to the Board as appropriate.
 •
Overseeing and reviewing Gen’s policies and programs concerning: (i) public policy and (ii) political activities and expenditures, if any.
 •
Overseeing and reviewing Gen’s programs, policies and practices and relevant risks and opportunities relating to responsible business matters and related disclosures, and making recommendations to the Board regarding the Company’s overall strategy with respect to responsible business matters.
 •
Monitoring compliance under the stock ownership guidelines as set by the Compensation and Leadership Development Committee for the Board and executive officers.
 •
Implementing and overseeing the processes for evaluating the Board, its committees and the CEO on an annual basis and report the results of such evaluations, including any recommendations for proposed changes, to the Board.
 •
Overseeing the management of risks that may arise in connection with Gen’s governance structures, processes and other matters set forth in the Nominating and Governance Committee’s charter.
 •
Perform any other activities required by applicable law, rules or regulations, including the rules of the SEC and Nasdaq;

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Director Nominations and Communication with Directors
Criteria for Nomination to the Board
The Nominating and Governance Committee will consider candidates submitted by Gen stockholders, as well as candidates recommended by directors and management, for nomination to the Board. The Nominating and Governance Committee has generally identified nominees based upon recommendations by outside directors, management and executive recruiting firms. The goal of the Nominating and Governance Committee is to assemble a Board that offers a broad portfolio of perspectives, backgrounds, experiences, knowledge and skills derived from high-quality business and professional experience. The Nominating and Governance Committee annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our long-term business strategy and operating requirements and the long-term interests of our stockholders.

The information provided under Proposal No. 1, “Election of Directors — Nominees for Director” below includes the key attributes, experience and skills of each of our director nominees that led to the conclusion that each director nominee should serve as a member of the Board at this time.
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Director Nominations and Communication with Directors

Process for Identifying and Evaluating Nominees

Step	Description
1 Identify the Candidate	• The Nominating and Governance Committee typically considers candidates by first evaluating the current members of the Board who intend to continue in service, balancing the value of continuity of service with that of obtaining new perspectives, skills and experience.
2 Confirm Candidate Qualifications	• If the Nominating and Governance Committee determines that an opening exists, it identifies the desired skills and experience of a new nominee, including the need to satisfy SEC and Nasdaq requirements. • The Nominating and Governance Committee generally will evaluate each candidate based on the extent to which the candidate contributes to the range of talent, skill and expertise appropriate for the Board generally, as well as the candidate's integrity, business acumen, diversity, availability, independence of thought, and overall ability to represent the interests of Gen's stockholders. • We do not have a formal written policy with regard to the consideration of diversity in identifying candidate. However, as discussed above, diversity is one of the numerous criteria the Nominating and Governance Committee reviews before recommending a candidate and we have consistently built a highly diverse Board that is recognized in the industry for its diversity.
3 Candidate Evaluation	• Any candidate to be considered for a position as a member of the Board shall: a) be an experienced person with strong business, technical and/or other skills relevant to the Company's business, b) have demonstrated the highest levels of ethics, integrity and values, and c) be willing to commit to diligently represent the long-term interests of the Company's stockholders in good faith. • Although the Nominating and Governance Committee uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees. • We have from time to time engaged, for a fee, a third-party independent search firm to identify and assist the Nominating and Governance Committee with identifying, evaluating and screening Board candidates for Gen and may do so in the future.
4 Committee Meeting and Discussion	• The Nominating and Governance Committee then meets to discuss and evaluate the skills and expertise of each candidate, both on an individual basis and taking into account input from the Board's ongoing succession planning process.
5 Board & Committee Approval	• Based on the results of the evaluation process, the Nominating and Governance Committee recommends candidates for our Board's approval as Director nominees for election to the Board. The Nominating and Governance Committee also recommends candidates for the Board's appointment to the committees of our Board.
6 Stockholder Vote	• All of our current directors currently standing for re-election were elected by a majority of our stockholders at the 2025 Annual Meeting. At the 2026 Annual Meeting, all of our directors are up for election. Each director brings a broad set of skills and perspectives that add significant value to our governance and our oversight and in 2026, Gen was listed on Nasdaq.

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Director Nominations and Communication with Directors
Stockholder Director Nominee Submission Procedures
The Nominating and Governance Committee will consider potential nominees properly submitted by stockholders. Stockholders seeking to do so should provide the information set forth in our corporate Bylaws regarding stockholder director nominations. The Nominating and Governance Committee will apply the same criteria for candidates proposed by stockholders as it does for candidates proposed by management or other directors.
To be considered for nomination by the Nominating and Governance Committee at next year’s annual meeting of stockholders, submissions by stockholders must be submitted by mail and must be received by our Secretary no later than June 11, 2027 to ensure adequate time for meaningful consideration by the Nominating and Governance Committee. Each submission must include the following information:
•	the full name and address of the candidate;
•	the number of shares of Gen common stock beneficially owned by the candidate;
•	a certification that the candidate consents to being named in the proxy statement and intends to serve on the Board if elected; and
•	biographical information, including work experience during the past five years, other board positions, and educational background, such as is provided with respect to nominees in this proxy statement.
Information regarding the requirements that must be followed by a stockholder who either (i) wishes to make a stockholder nomination for election to the Board for next year’s annual meeting pursuant to the advance notice provisions of our Bylaws or (ii) wishes to nominate one or more director candidates to be included in our proxy materials pursuant to the proxy access provisions of our Bylaws is described in this proxy statement under “Additional Information — Stockholder Proposals for the 2027 Annual Meeting.”
Contacting the Board of Directors
Any stockholder who wishes to contact members of our Board may do so by mailing written communications to:
Gen Digital Inc.
60 E. Rio Salado Parkway, Suite 1000
Tempe, Arizona 85281
Attn: Secretary
Our Secretary will review all such correspondence and provide regular summaries to the Board or to individual directors, as relevant, will retain copies of such correspondence for at least six months, and make copies of such correspondence available to the Board or individual directors upon request. Any correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with our policy regarding accounting complaints and concerns.
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Proposal No. 1 — Election of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NINE NOMINATED DIRECTORS.

At the recommendation of the Nominating and Governance Committee, the Board has nominated the following nine persons to serve as directors for the term beginning at the Annual Meeting on September 9, 2026: Susan P. Barsamian, Pavel Baudis, Eric K. Brandt, John C. Chrystal, Nora M. Denzel, Emily Heath, Vincent Pilette, Sherrese M. Smith, and Ondrej Vlcek. Each director will be elected on an annual basis. Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies FOR the election of each nominee named in this section. Proxies submitted to Gen cannot be voted at the Annual Meeting for nominees other than those nominees named in this proxy statement. However, if any director nominee is unable to serve or for good cause will not serve, the persons named as proxies may vote for a substitute nominee designated by the Board. Alternatively, the Board may reduce the size of the Board. Each nominee has consented to serve as a director if elected, and the Board does not believe that any is unable to serve or for good cause will not serve if elected as a director. Each director will hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.
Nominees for Director
The names of each nominee for director, their ages as of July 14, 2026, and other information about each nominee is shown below.

Name	Age	Principal Occupation	Independent	Director Since
Susan P. Barsamian	67	Director	Yes	2019
Pavel Baudis	66	Director	Yes	2022
Eric K. Brandt	64	Director	Yes	2020
John C. Chrystal	68	Director	Yes	2025
Nora M. Denzel	63	Director	Yes	2019
Emily Heath	52	COO of Glow	Yes	2021
Vincent Pilette	54	CEO and President	No	2019
Sherrese M. Smith	54	Global Managing Partner, Paul Hastings	Yes	2021
Ondrej Vlcek	49	CEO/Founder of Aisle	No	2022

26 |   Gen™ 2026 Proxy

Proposal No. 1 — Election of Directors

Susan P. Barsamian	Director Age: 67

Director Since: 2019

Independent:
Yes

Committee
Memberships:
•
Compensation
•
Nominating &
Governance (Chair)
Other Current
Public Boards:
•
Box, Inc.
•
Five9, Inc.
Other Public Boards
in the Last Five Years:
•
None

From 2006 to 2016, Susan P. Barsamian served in various executive roles at Hewlett Packard, a multinational information technology company, including Chief Sales and Marketing Officer for Hewlett Packard Enterprise Software and General Manager of the Enterprise Cybersecurity Products business. Prior to joining Hewlett Packard, Ms. Barsamian was Vice President, Global Go-to-Market for high growth at Mercury Interactive, a software company, Senior Vice President Marketing for Critical Path, a message services company, and held various leadership roles at Verity, a warehouse intelligence platform, where she was based in London for four years.

Ms. Barsamian serves on the board of directors of Box, Inc., a cloud content management company, Five9, Inc., a cloud contact center software company; and the Kansas State University Foundation. She previously served on the Board of the National Action Council for Minorities in Engineering (NACME) from 2012 to 2017, including as Chairman of the Board from 2016 to 2017. She received a B.S. degree in Electrical Engineering from Kansas State University and completed post-graduate studies at the Swiss Federal Institute of Technology.

The Board believes Ms. Barsamian’s qualifications to sit on our Board of Directors include her extensive technical, business, and leadership experience in the technology industry, including over 35 years of experience as an operating executive and her focus on enterprise software sales and global go-to-market strategies. She has served as an executive and board member for major cloud, computer and cybersecurity companies, and has operated in a broad range of roles from sales and marketing to product, research and development, and business operations. Ms. Barsamian also has experience serving as a public company outside director.

Pavel Baudis	Director Age: 66
Director Since: 2022 Independent: Yes Committee Memberships: • None Other Current Public Boards: • None Other Public Boards in the Last Five Years: • None
Pavel Baudis co-founded Avast plc, a cybersecurity software that we acquired in 2022, and served as one of Avast’s Directors from the incorporation of AVAST Software a.s. in 2006 until 2014. In 1988, Mr. Baudis wrote the original software program from which Avast’s current portfolio of security solutions has developed. Prior to co-founding Avast, Mr. Baudis was a graphics specialist at the Czech Computer Research Institute (VUMS). Mr. Baudis holds an MS in Information Technology from the Prague School of Chemical Engineering.

The Board believes Mr. Baudis’s qualifications to sit on our Board of Directors include his extensive technical, business, cybersecurity, and leadership experience in the technology industry, including as a founder, director and an operating executive and his focus on enterprise software sales and global go-to-market strategies.

Gen™ 2026 Proxy   | 27

Proposal No. 1 — Election of Directors

Eric K. Brandt	Director Age: 64

Director Since: 2020

Independent:
Yes

Committee
Memberships:
•
Audit (Chair)
•
Nominating & Governance
Other Current
Public Boards:
•
Option Care Health, Inc.
•
LAM Research Corporation
•
Nutanix Inc.
Other Public Boards
in the Last Five Years:
•
Dentsply Sirona Inc.
•
The Macerich Company

Eric K. Brandt served as the Executive Vice President and Chief Financial Officer of Broadcom Corporation, a global supplier of semiconductor devices, from February 2010 until February 2016, and he served as its Senior Vice President and Chief Financial Officer from March 2007 until February 2010. From September 2005 until March 2007, Mr. Brandt served as CEO and President and member of the Board of Avanir Pharmaceuticals, Inc. Beginning in 1999, he held various positions at Allergan, Inc., a global specialty pharmaceutical company, including Executive Vice President of Finance and Technical Operations and Chief Financial Officer. Prior to joining Allergan, Mr. Brandt spent ten years with The Boston Consulting Group, a privately-held global business consulting firm, most recently serving as Vice President and Partner.

Mr. Brandt currently serves as a public company board member on each of the following boards: Option Care Health, a leader in ambulatory infusion in the US, LAM Research Corporation, a semiconductor equipment company, and Nutanix Inc., a cloud computing company.

Within the last five years, Mr. Brandt formerly served as a public company director on the following boards: Dentsply Sirona Inc., a dental products company, and The Macerich Company, a real estate investment trust.

The Board believes Mr. Brandt’s qualifications to sit on our Board of Directors include his extensive leadership and management experience, including as an executive officer and director of multiple public companies, his broad financial skillset as a Chief Financial Officer, his experience overseeing and leading public companies through business combinations and strategic transformational events, and his expansive exposure to the innovation and technology sectors.

28 |   Gen™ 2026 Proxy

Proposal No. 1 — Election of Directors

John C. Chrystal	Director Age: 68

Director Since: 2025

Independent:
Yes

Committee
Memberships:
•
Audit
Other Current
Public Boards:
•
Apollo Asset Backed Credit Company LLC
Other Public Boards
in the Last Five Years:
•
MoneyLion Inc.
•
The Bancorp Inc.
•
Trust for Advised Portfolios
•
MCAP Acquisition Corp.
•
Insurance Acquisition
•
Insurance Acquisition Corp. II
•
Insurance Acquisition Corp. III

John C. Chrystal joined MoneyLion in 2016 as an independent director and became Non-executive Chairman in 2021. He served in these roles through the closing of the MoneyLion acquisition in April 2025. Mr. Chrystal brings more than 40 years of experience as a highly regarded financial services executive to Gen.

Mr. Chrystal currently serves as an independent director of Apollo Asset Backed Credit Company, LLC, a public firm investing in asset-backed credit, and Regatta Loan Management LLC, a privately held SEC-registered Investment Advisor, and is a board member of Sac City Holdings, Ltd., a private single bank holding company. Previously, from June 2013 until February 2022, he served as a director of The Bancorp Inc. (“Bancorp”), a public company which is a leading provider of banking and technology solutions for non-bank companies. Mr. Chrystal also served as Bancorp’s Vice Chairman beginning in April 2017 and as Interim Chief Executive Officer and President of The Bancorp Bank from December 2015 through May 2016.

Mr. Chrystal also previously served as a director of numerous special purpose acquisition companies from 2019 to 2022 and as a director of the Trust for Advised Portfolios from 2010 to 2022.

Earlier in his career, Mr. Chrystal was the Managing Member of Bent Gate Advisors, LLC, the Chief Risk Officer of DiMaio Ahmad Capital, an investment management firm, and was a Managing Director with entities of Credit Suisse, a financial services firm, with oversight of asset management and financial products functions.

Mr. Chrystal received an MBA from The University of Chicago and a B.S degree in Agricultural Business from Iowa State University. The Board believes that Mr. Chrystal is a valuable member of the Board of Directors because of his extensive experience in the financial services industry, including expertise in risk management and credit, and his prior track record as a senior executive and director.

Gen™ 2026 Proxy   | 29

Proposal No. 1 — Election of Directors

Nora M. Denzel	Director Age: 63

Director Since: 2019

Independent:
Yes

Committee
Memberships:
•
Compensation (Chair)
Other Current
Public Boards:
•
Advanced Micro Devices, Inc.
•
Sony Group Corporation.
Other Public Boards
in the Last Five Years:
•
SUSE S.A.
•
Telefonaktiebolaget LM Ericsson (Sweden)
•
Talend S.A.

Nora M. Denzel previously served as interim CEO of Outerwall Inc., an automated retail solutions provider, from January to August 2015. Prior to Outerwall, Ms. Denzel held senior executive management positions from February 2008 through August 2012 at Intuit Inc., a consumer/SMB cloud financial management software company, including Senior Vice President of Big Data, Social Design and Marketing and Senior Vice President and General Manager of the QuickBooks Employee Management business unit. From 2000 to 2006, Ms. Denzel held several executive level positions at HP Enterprise (formerly Hewlett-Packard Company), including Senior Vice President and General Manager, Software Global Business Unit from May 2002 to February 2006 and Vice President of Storage Organization from August 2000 to May 2002. Prior to that, Ms. Denzel held executive positions at Legato Systems Inc. and IBM Corporation.

Ms. Denzel currently serves on the Board of Directors of Advanced Micro Devices, Inc., a global company that specializes in manufacturing semiconductor devices used in computer processing, and Sony Group Corporation. Previously, she served as a director of other public technology companies, including SUSE S.A. from May 2021 to September 2023, Telefonaktiebolaget LM Ericsson from March 2013 to March 2023, and Talend S.A. from 2017 to 2021. She currently serves on the non-profit board of the National Association of Corporate Directors.

She holds a Master of Business Administration degree from Santa Clara University and a B.S. degree in Computer Science from the State University of New York. In addition, she holds an NACD Directorship Certification (NACD.DC).

The Board believes Ms. Denzel’s qualifications to sit on our Board of Directors include her leadership, governance, risk management and technical experience that she gained as an executive officer of technology companies and as a director of both public and private company boards.

30 |   Gen™ 2026 Proxy

Proposal No. 1 — Election of Directors

Emily Heath	Director Age: 52
Director Since: 2021 Independent: Yes Committee Memberships: • Audit • Compensation Other Current Public Boards: • None Other Public Boards in the Last Five Years: • None
Emily Heath has served as the COO of Glow, a private AI-powered endpoint security company, since October 2025. Previously, she served as a Partner of Cyberstarts, a venture capital firm, from February 2023 until October 2025. Previously, from August 2022, she served as a Board Advisor and Chief Product Marketing Officer for Cyberstarts. She served as Senior Vice President, Chief Trust and Security Officer at DocuSign, Inc., a digital signature software company, from October 2019 through March 2022. Prior to that, Ms. Heath served as Vice President, Chief Information Security Officer at United Airlines, Inc. from February 2017 through October 2019. Before joining United Airlines, Ms. Heath held numerous positions at AECOM, an infrastructure consulting firm, from 2013 through 2017, most recently as its Vice President, Chief Information Security Officer. Ms. Heath is a former Detective with the British Police where she led investigations into large scale investment frauds, identity theft and money laundering cases, working with London’s Serious Fraud Office, the FBI and the SEC.

Ms. Heath currently serves on the Board of Directors of LogicGate, Inc., a private cloud-based governance, risk and compliance management company. She previously served on the boards of Wiz, a private cloud security company that was acquired by Google, and Legit Security, a private company in the application security posture management space.

She went to school in the United Kingdom and is trained in multiple areas of investigations, risk and security.

The Board believes Ms. Heath’s qualifications to sit on our Board of Directors include her depth of knowledge and experience regarding cybersecurity and broad international exposure in the innovation and technology sectors. She has held various senior leadership positions in public companies and has significant experience managing teams that oversee cybersecurity and data privacy issues.

Vincent Pilette	CEO & Chair Age: 54
Director Since: 2019 Independent: No Committee Memberships: • None Other Current Public Boards: • None Other Public Boards in the Last Five Years: • None
In 2019, Vincent Pilette was appointed CEO of NortonLifeLock, renamed Gen in 2022 after the acquisition of Avast. Mr. Pilette was subsequently named President of Gen in 2024 and Chair of the Board in 2025. As CEO, Mr. Pilette led the separation of the consumer assets of Symantec and their transformation into NortonLifeLock, the global leader in consumer Cyber Safety. Mr. Pilette directed and implemented the strategy that led to the acquisition of Avast, the formation of Gen and Gen’s acquisition of MoneyLion to expand into the secure financial wellness space.

Prior to joining Gen in May 2019, Mr. Pilette served as Chief Financial Officer of Logitech International S.A. (Switzerland), a consumer electronics company listed on the Nasdaq Global Market and the SIX Swiss Exchange, from September 2013 to May 2019.

Mr. Pilette has substantial expertise at technology companies with over 20 years of senior operating and management experience in the Technology sector, including additional positions at Electronics For Imaging, and Hewlett-Packard in the U.S. and EMEA.

Mr. Pilette currently serves on the board of directors of SonicWall, a privately held software company in the cyber security space. Mr. Pilette holds an M.S. in engineering and business from Université Catholique de Louvain in Belgium and an M.B.A. from Kellogg School of Management at Northwestern University in Chicago.

The Board believes Mr. Pilette’s qualifications to sit on our Board of Directors include his depth of knowledge and experience regarding Gen, its business and its strategic business combinations and ongoing transformation. He has also substantial expertise at technology companies and has held various executive officer and leadership positions within multiple public companies. Further, he has broad international exposure and innovation and technology experience, and his business acumen and knowledge are invaluable to our Board of Directors.

Gen™ 2026 Proxy   | 31

Proposal No. 1 — Election of Directors

Sherrese M. Smith	Director Global Managing Partner, Paul Hastings LLC Age: 54
Director Since: 2021 Independent: Yes Committee Memberships: • Nominating & Governance Other Current Public Boards: • Cable One, Inc. Other Public Boards in the Last Five Years: • None
Sherrese M. Smith has served as a corporate partner at Paul Hastings LLP, a global law firm, since 2013, where she is a member of the firm’s media, technology and telecommunications practice and currently serves as Global Managing Partner, where she helps direct the growth, management, and strategy of the firm. She previously served as Vice-Chair of the firm’s data privacy and cybersecurity practice. Ms. Smith is known as one of the country’s preeminent Data Privacy and Cybersecurity and Media and Technology attorneys. Ms. Smith regularly counsels companies on complex transactional and regulatory issues, including data privacy and cybersecurity and breach response issues across various jurisdictions (including the U.S., E.U., and Asia). Ms. Smith is also renowned for superior advisement on crisis issues and, as a result, is regularly sought after by corporate board members and the C-suite. Prior to joining Paul Hastings, Ms. Smith served as Chief Counsel to Chairman Julius Genachowski at the Federal Communications Commission from 2009 to 2013, before which she was Vice President and General Counsel of Washington Post Digital and served in various other leadership positions from 2002 to 2009.

Ms. Smith also currently serves as a member of the Board of Directors of Cable One, Inc., a broadband communications provider.

She is also Chair of the Northwestern University’s Law School board and a member of the University of Maryland’s Journalism School board. Ms. Smith holds a Bachelor of Arts degree from the University of South Carolina and a Juris Doctor from the Northwestern University Pritzker School of Law.

The Board believes Ms. Smith’s qualifications to sit on our Board of Directors include her extensive management and leadership experience, broad exposure to cybersecurity matters, experience as a director serving on other public company boards, reputation for her business acumen, and her extensive experience advising on media, data privacy, and technology matters.

Ondrej Vlček	Director Age: 49
Director Since: 2022 Independent: No Other Current Public Boards: • None Other Public Boards in the Last Five Years: • None
Ondrej Vlcek previously served as the President of Gen from September 2022 until June 2024 and currently serves as the CEO/Founder of AISLE, a private enterprise cybersecurity company since 2025. Prior to this, he served as the CEO of Avast from July 2019 until September 2022, having also served as President of Avast Consumer, the largest business within the company, and directed the development of Avast’s artificial intelligence-based cloud security network. Mr. Vlcek was also a key member of the executive team that took the company public on the London Stock Exchange in May 2018.

Previously, he held the combined position of Executive Vice-President & General Manager, Consumer, and Chief Technology Officer at Avast from 2014 to 2018. In this role, he led Avast’s transformation from a traditional PC antivirus vendor to the leading provider of a full portfolio of protection, privacy, and performance products for consumers.

Prior to that, Mr. Vlcek was chief developer, heading the team that developed one of the first ever antivirus programs for Windows. Mr. Vlcek holds an MS in Mathematics from Czech Technical University in Prague. He is a recognized industry speaker having delivered keynotes at several high-profile events including RSA, Web Summit, Black Hat and SXSW.

The Board believes Mr. Vlcek’s qualifications to sit on our Board of Directors include his extensive technical, business, and leadership experience in the technology industry and his depth of knowledge and experience regarding Avast products. He also has significant experience as a leader during strategic transformations in large company’s lifecycles. The Board believes his extensive management experience, broad international exposure and emerging market experience and innovation and technology experience, including through his service as Chief Executive Officer of technology companies, make him a valuable member of our Board.

32 |   Gen™ 2026 Proxy

Proposal No. 1 — Election of Directors
Board Demographics

Total Number of Directors	9
Gender:	Male	Female
Number of directors based on gender identity	5	4
Number of directors who identify in any of the categories below:
African American or Black	0	1
Asian	0	1
White	5	2
LGBTQ+	1

Director Compensation
Director Compensation Highlights
•	Fees for committee service and service on the Board
•	Emphasis on equity in the overall compensation mix
•	Full-value equity grants with time-based vesting
•	No performance-based equity awards or perquisites
•	Robust stock ownership guideline
•	Stockholder approved annual limit on non-employee director compensation
•	Policies prohibiting hedging and pledging by our directors
The policy of the Board is that the compensation for non-employee directors should be a mix of cash and equity-based compensation. Non-employee directors may not receive consulting, advisory or other compensatory fees from Gen for their services. The Compensation and Leadership Development Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to director compensation.
Annual Fees: Pursuant to our amended and restated non-employee director compensation policy, non-employee directors were entitled to the following cash retainers for FY26.

2026 Annual Retainers:
Non-Employee Director Retainer	$50,000
Independent Chair	$100,000
Lead Independent Director	$50,000
Audit Committee Chair	$15,000
Compensation and Leadership Development Committee Chair	$15,000
Nominating and Governance Committee Chair	$12,500
Audit Committee Membership	$15,000
Compensation and Leadership Development Committee Membership	$10,000
Nominating and Governance Committee Membership	$7,500

Committee chairs receive both the applicable committee membership retainer and an additional committee chair retainer.
In July 2025, Mr. Dangeard resigned as Chair of the Board due to personal health reasons and a new Lead Independent Director role was established. Ms. Barsamian, as Lead Independent Director, received an annual fee of $100,000, prorated for the period from July through September 2025, which was subsequently adjusted to an annual rate of $50,000 beginning in September 2025.
Gen™ 2026 Proxy   | 33

Proposal No. 1 — Election of Directors
In June 2025, the Technology and Cybersecurity Committee was dissolved, and fees for former committee members were reduced on a prorated basis for the remainder of the period through September 2025.
Also beginning in July 2025, additional prorated fees were paid in connection with:
•	the appointment of a new Compensation and Leadership Development Committee chair; and
•	new committee memberships on the Audit Committee, Compensation and Leadership Development Committee, and Nominating and Governance Committee, with fees prorated through September 2025.
Fees were correspondingly reduced on a prorated basis for directors who ceased serving on the Audit Committee.
Such retainers are earned in equal portions quarterly on December 1st, March 1st, June 1st and September 1st, subject to the director’s service through each such date. Directors who join Gen after the beginning of the fiscal year receive a prorated cash payment in respect of their annual retainer fee and fees.
Each non-employee director can also elect to receive his or her annual retainer fee in the form of restricted stock units (RSUs) covering whole shares in lieu of cash payments, which will be granted on the date of the Annual Meeting of Stockholders immediately following such election (or on the date of appointment for new non-employee directors who join the Board between annual meetings) and which will vest on the same dates as the cash retainers.
Annual Equity Awards. On the date of each annual meeting of stockholders, each non-employee director is entitled to receive an annual award of RSUs having a fair market value on the grant date equal to $260,000, which will vest 100% on the earlier of the first anniversary of the date of grant and the next annual meeting of stockholders, subject to the director’s continued service through the vesting date. The amount of such grants will be prorated for directors who are appointed between annual meeting of stockholders. Beginning in September 2026, the fair market value on the grant date of the annual RSU awards will be increased from $260,000 to $270,000. This change was made by the Board after considering market data, and the desire to attract and fairly compensate highly qualified directors and align their interests with stockholders
Change in Control. In the event of a change in control, all unearned cash fees and unvested RSU awards granted to non- employee directors under the non-employee director compensation policy will accelerate in full.
Stock-Approved Limited on Non-Employee Directors Compensation. Our stockholder approved Gen Digital Inc. Equity Incentive Plan also provides that the aggregate value of all compensation paid or granted, as applicable, to any individual for service as a non- employee director of our Board of Directors with respect to any fiscal year, including awards granted under the Gen Digital Inc. Equity Incentive Plan and cash fees paid by us to such non-employee director, will not exceed $900,000 in total value.
Director Stock Ownership Guidelines: The Compensation and Leadership Development Committee adopted the following stock ownership guidelines for our non-employee directors to better align our directors’ interests with those of our stockholders:
•	Directors must maintain a minimum holding of company stock with a fair market value equal to ten times (10x) such director’s total annual cash retainer;
•
Shares owned outright (including shares held in “street name” and shares held in trust that are deemed to be beneficially owned by the non-employee director for Section 16 reporting purposes) and any unvested equity award shares (provided such awards are time based and not stock options) count toward the holding minimum;

•	Unexercised stock options (whether vested or untested) will not count toward the holding minimum;
•	New directors will have five years to reach the minimum holding level; and
•	Notwithstanding the foregoing, directors may sell enough shares to cover their income tax liability on vested grants.
The stock ownership information for each of our directors is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” beginning on page 40 of this proxy statement. As of June 15, 2026, all our directors had either met their stock ownership requirement or had remaining time to do so.
34 |   Gen™ 2026 Proxy

Proposal No. 1 — Election of Directors
Fiscal 2026 Director Compensation
The following table provides information for FY26 compensation for all of our non-employee directors:

	Fees Earned or Paid in Cash ($)(1)(2)(3)	Stock Awards ($)(3)(4)(5)	Total ($)
Susan P. Barsamian	120,826	259,984	380,810
Pavel Baudis	51,266	259,984	311,250
Eric K. Brandt	84,858	259,984	344,842
John C. Chrystal(6)	75,847	344,026	419,873
Frank E. Dangeard(7)	61,264	42,561	103,825
Nora M. Denzel	76,575	259,984	336,559
Peter A. Feld(8)	6,792	—	6,792
Emily Heath	75,222	259,984	335,206
Sherrese M. Smith	58,763	259,984	318,747
Ondrej Vlcek(9)	49,998	259,984	309,982

(1)
Non-employee director fees are earned and paid in equal quarterly installments on December 1, March 1, June 1 and September 1, subject to continued service through each date. The amounts reported in this column reflect fees earned for such quarterly periods during fiscal year 2026.

(2)
Includes the annual non-employee director retainer of $50,000. Directors may elect to receive the annual retainer in the form of a stock award in lieu of cash. On September 9, 2025, Mr. Chrystal, Ms. Smith and Mr. Vlcek each elected to receive the annual retainer in the form of 1,696 RSUs, with a grant date fair value of $29.47 per share and an aggregate grant date fair value of $49,981. The annual retainer, whether paid in cash or stock, vests in four equal installments on December 1, 2025, March 1, 2026, June 1, 2026 and September 1, 2026.

(3)
All stock-based compensation disclosed in this table, including annual equity awards and any portion of the annual retainer elected to be paid in stock, is presented based on the grant date fair value of such awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(4)
Represents the annual equity award granted on September 9, 2025, consisting of 8,822 RSUs, with a grant date fair value of $29.47 per share and an aggregate grant date fair value of $259,984. The award vests in full on the earlier of September 9, 2026 or the date of the Company’s 2026 annual meeting of stockholders.

(5)	The following table shows the number of RSUs outstanding and unvested as of April 3, 2026:

Number of RSUs Outstanding and Unvested (#)
Susan P. Barsamian	8,822
Pavel Baudis	8,822
Eric K. Brandt	8,822
John C. Chrystal	9,670
Nora M. Denzel	8,822
Emily Heath	8,822
Sherrese M. Smith	9,670
Ondrej Vlcek	9,670

(6)
Mr. Chrystal joined the Board on May 15, 2025. In addition to the annual retainer and annual equity award described in footnotes (2) and (4), respectively, Mr. Chrystal received a prorated portion of the annual non-employee director retainer of $16,164, payable in two equal installments on June 1, 2025 and September 1, 2025, and a prorated equity award of 2,901 RSUs granted on May 15, 2025, with a grant date fair value of $28.97 per share and an aggregate grant date fair value of $84,055, which vests in full on the earlier of September 9, 2026 or the date of the Company’s 2026 annual meeting of stockholders, in accordance with the terms of the Company’s Non-employee Director Compensation Policy.

(7)
On July 17, 2026, in connection with Mr. Dangeard's resignation from the Board, the Compensation and Leadership Development Committee approved an amendment to the vesting terms of a restricted stock unit award previously granted to Mr. Dangeard, providing for accelerated vesting upon his retirement from the Board. In accordance with FASB ASC Topic 718, the modification resulted in incremental fair value of $42,561, which is included in the amount reported in the Stock Awards column. The aggregate grant date fair value of the original award was $260,000. His outstanding cash fees continued to vest according to Board approved terms.

(8)
Mr. Feld resigned from the Board on May 16, 2025 and forfeited all unearned retainer and committee fees upon his resignation, in accordance with the terms of the Company’s Non-employee Director Compensation Policy.

(9)	Mr. Vlcek, following his prior service as an executive officer, began receiving non-employee director compensation after his election to the Board on September 9, 2025.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NINE NOMINATED DIRECTORS.

Gen™ 2026 Proxy   | 35

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2

The Audit Committee has appointed KPMG LLP (KPMG) as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal year 2027. As a matter of good corporate governance, the Audit Committee has decided to submit its selection of independent audit firm to stockholders for ratification. If this appointment of KPMG is not ratified by a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote on the matter, the Audit Committee will review its future selection of KPMG as our independent registered public accounting firm.
The Audit Committee first approved KPMG as our independent auditors in September 2002, and KPMG audited our financial statements for FY26. In selecting KPMG as our Independent Auditor for FY26, the Audit Committee considered a number of factors, including:
•	the professional qualifications of KPMG, the lead audit partner and other key engagement partners as well as the overall engagement team;
•	KPMG’s depth of understanding of our businesses, industry, operations, accounting policies and practices and internal control over financial reporting;
•	KPMG, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews and PCAOB and SEC oversight;
•	KPMG’s objectivity, independence program and its processes for maintaining its independence and objectivity;
•
the appropriateness of KPMG’s fees for audit and non-audit services (on both an absolute basis and as compared to fees charged to peer companies of comparable size and complexity by KPMG and its peer firms); and

•	the impact of a change in the Independent Auditor.
Based on these considerations, the Audit Committee believes that the selection of KPMG is in the best interest of the Company and its stockholders.
Representatives of KPMG are expected to attend the Annual Meeting with the opportunity to make a statement and respond to appropriate questions from stockholders present at the Annual Meeting with respect to this proposal.
36 |   Gen™ 2026 Proxy

Principal Accountant Fees and Services
We regularly review the services and fees from our independent registered public accounting firm, KPMG. These services and fees are also reviewed with the Audit Committee annually. In accordance with standard policy, KPMG periodically rotates the individuals who are responsible for our audit. Our Audit Committee has determined that the providing of certain non-audit services, as described below, is compatible with maintaining the independence of KPMG.
In addition to performing the audit of our consolidated financial statements, KPMG provided various other services during fiscal years 2026 and 2025. Our Audit Committee has determined that KPMG’s provisioning of these services, which are described below, does not impair KPMG’s independence from Gen. The aggregate fees billed for fiscal years 2026 and 2025 for each of the following categories of services are as follows:

Fees Billed to Gen	FY26	FY25
Audit Fees(1)	$5,202,083	$4,021,666
Audit Related Fees(2)	$235,000	$445,203
Tax Fees(3)	$155,000	$193,151
All Other Fees	$—	$—
Total Fees	$5,592,083	$4,660,020

The categories in the above table have the definitions assigned under Item 9 of Schedule 14A promulgated under the Exchange Act, and these categories include the following components:
(1)
“Audit Fees” include fees for audit services principally related to the year-end examination and the quarterly reviews of our consolidated financial statements, consultation on matters that arise during a review or audit, review of SEC filings, statutory audits and miscellaneous work performed regarding the proxy and debt filings.

(2)	“Audit Related Fees” includes fees for finance due diligence work for acquisitions.
(3)	“Tax Fees” include fees for tax due diligence services in connection with acquisitions and tax compliance.
An accounting firm other than KPMG performs supplemental internal audit services for Gen. Another accounting firm provides the majority of Gen’s outside tax services.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
All of the services relating to the fees described in the table above were approved by the Audit Committee.
Gen™ 2026 Proxy   | 37

Proposal No. 3 — Advisory Vote to Approve Executive Compensation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3

In accordance with Section 14A of the Exchange Act, stockholders are entitled to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement. Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to Gen Digital Inc.’s named executive officers, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion & Analysis, compensation tables and narrative discussion, is hereby approved.”
As described more fully in the Compensation Discussion & Analysis section of this proxy statement, we believe our named executive officers are compensated in a manner consistent with our pay-for-performance philosophy and corporate governance best practices.
The vote to approve the compensation of our named executive officers is advisory and, therefore, not binding. Although the vote is non-binding, the Compensation and Leadership Development Committee and the Board value your opinion and will consider the outcome of the vote in establishing its compensation philosophy and making future compensation decisions. Our current policy is to hold such an advisory vote each year, and we expect to hold another such advisory vote at the 2027 Annual Meeting of Stockholders.
38 |   Gen™ 2026 Proxy

Our Executive Officers
The names, ages and positions of our executive officers on July 28, 2026 are shown below.

Name	Age	Position
Vincent Pilette	54	Chief Executive Officer and President
Natalie M. Derse	49	Chief Financial Officer
Bryan Ko	55	Chief Operating Officer, Chief Legal Officer and Secretary
Travis Witteveen(1)	55	Head of Products and Portfolios

(1)	Appointed as an executive officer in July 2026.
The Board chooses executive officers, who then serve at the Board’s discretion. There is no family relationship between any of the directors or executive officers and any other director or executive officer of Gen.
For information regarding Mr. Pilette, please refer to Proposal No. 1, “Election of Directors” above.
Ms. Derse has served as our Chief Financial Officer since July 2020. Ms. Derse previously served in numerous financial capacities with eBay, Inc., a global commerce marketplace, from July 2011 through July 2020, most recently as its Vice President and Chief Financial Officer, Global Product, Platform, Payments, Risk and Trust and previously as Vice President of Finance, Chief Audit Executive, Vice President, CFO Americas, Vice President, Americas Business Operations & General Manager Rest of Americas, and Senior Director, Global FP&A. Prior to joining eBay, Ms. Derse served in a variety of capacities at Stanley Black & Decker, Inc., a manufacturer of hand and power tools, from February 2008 through July 2011. Before that, Ms. Derse spent over ten years in numerous financial roles with General Electric Company, a global digital industrial company. Ms. Derse has served on the board of Bill Holdings Inc. (NYSE: BILL), an intelligent finance platform, since 2025. Ms. Derse holds a Bachelor of Science degree in finance from the University of Dayton, Ohio.
Mr. Ko has served as our Chief Operating Officer, Chief Legal Officer and Secretary, overseeing the company’s global operations across corporate strategy, corporate development, security and information technology, government affairs, and legal & compliance functions since 2020. In his role, he helps drive Gen’s business strategy and corporate operations, ensuring the company operates with discipline, integrity, and agility at scale. Before joining Gen, Mr. Ko served as Logitech International’s general counsel, corporate secretary and head of corporate development from January 2015 through January 2020. Prior to his tenure at Logitech, he was general counsel and corporate secretary for Fuhu, Inc., a late-stage startup in 2014. He received his Master of Business Administration and Bachelor of Art degrees from UC Berkeley and his Juris Doctor from Rutgers University School of Law.
Mr. Witteveen has served as our Head of Products and Portfolios since 2026. Prior to assuming his current role, Mr. Witteveen served in various executive leadership positions at Gen with responsibility for commercial operations, partnerships, acquisitions and portfolio strategy following the Company’s acquisition of Avira in 2021. These various executive leadership positions included serving as Gen's Head of Trust Based Solutions from April 2025 to April 2026, Commercial Operations Customer Acquisition and Partnerships from December 2022 to April 2025, and Leaderships Team: Customer Acquisition and Partnerships from April 2021 to November 2022. Prior to joining Gen, Mr. Witteveen served as Chief Executive Officer of Avira from 2013 until its acquisition by Gen. Previously, he served as Avira’s Chief Operating Officer and Chief Sales & Marketing Officer. Earlier in his career, Mr. Witteveen held executive and senior sales and marketing leadership positions with AVG Technologies, F-Secure, Axent Technologies/Raptor Technologies and FTP Software. Mr. Witteveen holds a bachelor’s degree in International Business and Finance from Northeastern University.
Gen™ 2026 Proxy   | 39

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information, as of July 14, 2026, with respect to the beneficial ownership of Gen common stock by (i) each stockholder known by Gen to be the beneficial owner of more than 5% of Gen common stock, (ii) each current member of the Board or director nominee, (iii) the named executive officers of Gen included in the Summary Compensation Table appearing on page 70 of this Proxy Statement and (iv) all current executive officers and directors of Gen as a group.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Percentage ownership is based on 598,577,065 shares of Gen common stock outstanding as of July 14, 2026. Shares of common stock subject to restricted stock units vesting on or before September 13, 2026 (within 60 days of July 14, 2026) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.
Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Gen Digital Inc., 60 E. Rio Salado Parkway, Suite 1000, Tempe, Arizona 85281.
Five Percent Owners of Common Stock

	Shares Beneficially Owned
Name and Mailing Address	Number	Percent
BlackRock, Inc.(1) 50 Hudson Yards, New York, NY 10001	50,084,299	8.4%
Vanguard Capital Management LLC(2) 100 Vanguard Boulevard, Malvern, PA 19355	41,153,073	6.9%
FMR LLC(3) 245 Summer Street, Boston, MA 02210	40,438,989	6.8%
Vanguard Portfolio Management LLC(4) 100 Vanguard Boulevard, Malvern, PA 19355	31,458,495	5.3%

(1)
Based solely on a Schedule 13G filed by BlackRock, Inc. with the SEC on April 17, 2025. BlackRock, Inc. also reported total share count of 52,953,737 shares in a Form 13F filed with the SEC on May 13, 2026.

(2)	Based solely on a Schedule 13G filed by Vanguard Capital Management LLC with the SEC on May 1, 2026.
(3)	Based solely on a Schedule 13G filed by FMR LLC with the SEC on November 5, 2025. FMR LLC also reported total share count of 44,797,978 shares in a Form 13F filed with the SEC on May 15, 2026.
(4)	Based solely on a Schedule 13G filed by Vanguard Portfolio Management LLC with the SEC on May 1, 2026.
40 |   Gen™ 2026 Proxy

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Executive Officers and Directors

	Shares Beneficially Owned
Name	Number	Percent
Pavel Baudis(1)	49,840,928	8.3%
Ondrej Vlcek(2)	4,234,724	*
Vincent Pilette(3)	2,740,551	*
Bryan S. Ko	560,986	*
Natalie M. Derse	441,343	*
Susan P. Barsamian(4)	99,885	*
Eric K. Brandt(5)	78,930	*
Sherrese M. Smith(6)	73,458	*
Emily Heath(7)	67,202	*
Nora M. Denzel(8)	34,860	*
John C. Chrystal(9)	19,173	*
All Current Directors and Executive Officers as a Group (11 Persons)	58,192,040	9.7%

*	Less than 1%
(1)
Includes 8,822 shares issuable upon the settlement of RSUs vesting on September 9, 2026 and 49,816,185 shares beneficially owned by PaBa Software s.r.o., of which Mr. Baudis is the sole owner and is deemed to have sole voting and dispositive power.

(2)
Includes 9,246 shares issuable upon the settlement of RSUs vesting on September 1, 2026 and September 9, 2026, and 302,000 shares of common stock held by the Vlcek Family Foundation, over which Mr. Vlcek exercises voting and dispositive power.

(3)	Includes 1,203,296 shares held by the VPJW Revocable Trust and 629,560 shares held by the VPJW Exempt Trust, over which Mr. Pilette exercises voting and dispositive power.
(4)
Includes 8,822 shares issuable upon the settlement of RSUs vesting on September 9, 2026 and 91,063 shares held by the Romans-Barsamian Revocable Trust, over which Ms. Barsamian exercises voting and dispositive power.

(5)	Includes 8,822 shares issuable upon the settlement of RSUs vesting on September 9, 2026 and 69,684 shares held by The Brandt Family Trust, over which Mr. Brandt exercises voting and dispositive power.
(6)	Includes 9,246 shares issuable upon the settlement of RSUs vesting on September 1, 2026 and September 9, 2026.
(7)	Includes 8,822 shares issuable upon the settlement of RSUs vesting on September 9, 2026.
(8)	Includes 8,822 shares issuable upon the settlement of RSUs vesting on September 9, 2026.
(9)	Includes 9,246 shares issuable upon the settlement of RSUs vesting on September 1, 2026 and September 9, 2026.
Gen™ 2026 Proxy   | 41

Executive Compensation and Related Information
Compensation Discussion & Analysis
This compensation discussion and analysis (CD&A) provides an overview of our executive compensation philosophy, our fiscal year 2026 (FY26) executive compensation program, and the FY26 compensation decisions made by the Compensation and Leadership Development Committee (Compensation and Leadership Development Committee) with respect to the executive officers who are identified in the “Summary Compensation Table” and listed below (NEOs):
NEOs

Named Executive Officer	Title
Vincent Pilette	Chief Executive Officer (CEO) and President
Natalie Derse	Chief Financial Officer (CFO)
Bryan Ko	Chief Operating Officer, Chief Legal Officer and Secretary

Executive Compensation Summary
Gen’s Transformational Progress and Aligned Compensation Programs
Gen’s long-term strategy, first shared at our 2021 Investor Day, is a two-pronged approach: (1) build the best consumer cyber safety platform, and (2) deliver trust-based solutions on top of it. Our long-term compensation and retention framework is aligned to this strategy of value creation.
Following the acquisition of Avast, the Compensation and Leadership Development Committee established the first Value Creation Program (VCP I) to incentivize the leadership team to deliver on the first prong of the strategy: building the best consumer cyber safety platform. Despite strong operational success in building our cyber safety platform, such as delivering cost synergies (Cyber Safety now runs at a 60%+ operating margin), revenue synergies (sustained mid-single-digit growth), and customer growth (nearly 70M paid customers), VCP I concluded in March 2026 at 0% payout, as it did not meet share price appreciation targets, which were set in 2022.
With the acquisition of MoneyLion and the creation of a two-segment structure, Gen has entered the second phase of its strategy: developing trust-based solutions on top of consumer cyber safety, which is critical in fulfilling the Company’s growth strategy to strengthen and diversify its business to create and sustain shareholder value. Consistent with our long-term incentive structure, the Compensation and Leadership Development Committee has adopted a new Value Creation Plan (VCP II) with a performance period covering fiscal years 2026 through 2030, with the objective of accelerating growth and doubling the revenue of the business from FY25 (through aggressive revenue targets including an $8B maximum target) as well as driving shareholder value creation through a relative TSR (rTSR) modifier. We believe VCP II will create a direct incentivization mechanism for those executives with the greatest responsibility for driving performance against these targets and strongly aligns executives’ pay outcomes with their ability to create sustained and substantial stockholder value.
42 |   Gen™ 2026 Proxy

Executive Compensation and Related Information
Our Compensation Philosophy

Drive Business Success	Our executive compensation program is designed to drive our success as a market leader in cybersecurity, privacy, identity, and financial wellness.
Pay for Performance
Our focus is to reward for outstanding company and individual performance, team success, and quantitative results that drive our short- and long-term company objectives; we aim to closely align the majority of our executive officers’ overall target total compensation via long-term performance-based incentives.

Attract and Retain	We aim to attract and retain high performing and talented executive officers while maximizing long-term stockholder value.
Balancing and Aligning Interests with Stockholders
Equity awards with multi-year vesting and performance requirements help align our executive officers’ pay with the creation of long-term stockholder value. In addition, we are sensitive to how equity investments will impact our cost structure and stockholder dilution.

Gen™ 2026 Proxy   | 43

Executive Compensation and Related Information
FY26 Performance Highlights and Pay for Performance Alignment
In FY26, we accelerated our growth in a profitable manner, as reflected in the table below. We expanded operating income and EPS as we scaled topline and profitability with operational discipline and a balanced capital allocation approach, returning capital to stockholders and driving stockholder value. Our FY26 performance also included the impact of the MoneyLion acquisition, which closed in April 2025.

We also drove strong results with respect to our key performance metrics, as we increased paid customer count, bookings, revenue and profit for both our Cyber Safety Platform and Trust-Based Solutions year-over-year. Each of these improved key performance metrics is a testament to the increased value we are providing our customers with our expanded product portfolio offerings, channel distribution, and platform monetization.

44 |   Gen™ 2026 Proxy

Executive Compensation and Related Information
We believe that the compensation received by our NEOs for FY26 reflects our performance and accomplishments during the past year as well as the rigor of our performance goals. The following table presents a summary of the performance-based components of our FY26 executive compensation program and key FY26 compensation decisions related to prior fiscal year compensation programs.

Component(1)	Metric	Executive Officer Payout
FY26 Executive Annual Incentive Plan (EAIP)	100% based on FY26 bookings growth	135%(3)
	FY26 non-GAAP operating income threshold goal, which must be achieved prior to any payout	Met
	Responsible business modifier (applied after determining payout based on FY26 bookings growth metric)	Not Applied
FY26 Performance-based Restricted Stock Units	50% based on 3-year total shareholder return (TSR) relative to the Nasdaq Composite Index	NA
	50% based on average revenue growth	NA
FY24 Performance-based Restricted Stock Units(2)	50% based on 3-year TSR relative to the Nasdaq Composite Index	156%
	50% based on average bookings growth and average non-GAAP operating margin >50%	200%
VCP II Equity Incentive Award	100% based on revenue growth with relative TSR modifier	NA
VCP I Equity Incentive Award	100% based on stock price hurdles with TSR gate	0%

(1)
Please see discussion in the CD&A section of this proxy statement below for more detail regarding how these metrics are calculated. We generally excluded any discussion of PRUs granted in prior fiscal years for which no compensation decisions were made in FY26 or which were earned following the completion of FY26.

(2)	Achievement certified by the Compensation and Leadership Development Committee following the end of FY26.
(3)
For FY26, the Compensation and Leadership Development Committee certified that FY26 bookings were 156% of target and that the non-GAAP operating income threshold goal was achieved with $2,543 million in non-GAAP operating income. The Compensation and Leadership Development Committee reduced the payout from 156% to 135% to account for differences between original plan assumptions and MoneyLion post-close realities, including the pace of membership and revenue synergies and stronger market growth than was assumed when the original plan was constructed.

Say-On-Pay and Stockholder Engagement
Every year, Gen provides stockholders with the opportunity to approve its executive compensation program on an advisory basis. At our 2025 Annual Meeting of Stockholders, the vote on the fiscal year 2025 (FY25) compensation of our NEOs passed with approximately 93% of the votes cast (excluding abstentions).
In addition to our annual “say-on-pay” vote, we are committed to ongoing engagement with our stockholders to gain valuable insight into the issues that matter most to them and to enable Gen to address them effectively. We routinely interact and communicate with stockholders through a number of forums, including through quarterly earnings presentations, SEC filings (including the Annual Report and Proxy Statement), the Annual Meeting, our in-person Analyst Investor Day, and investor meetings, events and conferences.
During 2026, we completed investor outreach to all of our 20 largest stockholders and held discussions with a majority of those investors. In these meetings, we discussed matters such as Gen’s financial results, business model, and corporate governance as well as our executive compensation program. In our offseason engagement following the 2025 Annual Meeting, stockholders did not express any concerns with our executive compensation program, including our VCP II program, which we believe will help to incentivize long-term value creation.
In determining our compensation practices for fiscal year 2027, we were mindful of the feedback provided by stockholders and the results of our most recent advisory vote on executive compensation as well as the need to execute on our VCP II goals while retaining top talent. For these reasons, we determined not to make any changes to our executive compensation program design in FY27. We look forward to continued engagement and dialogue with our stockholders to better meet their needs and expectations.
Gen™ 2026 Proxy   | 45

Executive Compensation and Related Information
Our Executive Compensation Program Continues to Reflect Best Governance Practices
Our Compensation and Leadership Development Committee designed our FY26 compensation program to be consistent with leading corporate governance and executive compensation practices:
What We Do

At risk pay	The majority of pay for our CEO and other NEOs is at risk and/or performance-based.
Link to results
Our short-term incentive compensation is linked directly to our financial results and may be modified by performance against certain responsible business metrics. A significant portion of our long-term incentive compensation is linked directly to multi-year financial results and relative TSR.

Predetermined goals	We reward performance that meets our short- and long-term predetermined goals.
Capped payouts	We cap payouts under our incentive plans to discourage excessive or inappropriate risk taking by our NEOs.
Peer group	We reference a relevant peer group and reevaluate the peer group annually.
Ownership guidelines	We have robust stock ownership guidelines for our executive officers and directors.
Clawback policy	We have a comprehensive “clawback” policy, applicable to all performance-based compensation granted to our executive officers.
Double-trigger acceleration	We only provide for “double-trigger” change-in-control payments and benefits for our executive officers.
Capped severance
We do not provide for any potential cash severance payments that exceed more than 2x our executive officers’ base salary and target bonus, and we maintain a policy requiring stockholder approval of any cash severance benefits exceeding 2.99 times the sum of an executive officer’s base salary plus target bonus.

Independent consultant	Our Compensation and Leadership Development Committee retains an independent compensation consultant.
Say-on-pay	We hold an annual advisory vote on named executive officer compensation.
Stockholder engagement	We seek feedback on executive compensation through stockholder engagement.
Minimum vesting	We require one-year minimum vesting on all stock award grants to employees, with very limited exceptions.

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Executive Compensation and Related Information
What We Don’t Do

No performance, no pay	We do not pay performance-based cash or equity awards for unsatisfied performance goals.
No minimum payouts	Our compensation plans do not have minimum guaranteed payout levels.
No automatic increases	We do not provide for automatic salary increases or equity award grants in offer letters or employment agreements.
No short sales, hedging	We do not permit short-sales, hedging or pledging of our stock.
No golden parachutes	We do not provide “golden parachute” excise tax gross-ups.
No excessive severance	We do not provide excessive severance payments.
No SERPs	We do not provide executive pension plans or SERPs.
No excessive perks	We do not provide excessive perquisites.
No repricing	We do not permit the repricing or cash-out of stock options or stock appreciation rights without stockholder approval.
No unvested dividends	We do not permit the payment of dividend or dividend equivalents on unvested equity awards.

Compensation Components

FY26 Component	Form of Compensation	Performance Period	Metrics and Performance Criteria	Details
Base Salary	Cash	Annual	NEO base salary changes reviewed annually by CEO & Compensation and Leadership Development Committee (only the Compensation and Leadership Development Committee for CEO changes)	Page 51
Executive Annual Incentive Plan	Cash	Annual	100% based on Bookings growth with FY26 non-GAAP operating income threshold goal, which must be achieved prior to any payout. Final payout subject to a responsible business modifier -/+10%.	Page 51
Annual Equity Incentive Awards	Performance-based Restricted Stock Unit (PRUs)	Cliff vests at the end of a three-year performance period	50% of PRUs vest in full at end of FY28 based on achievement of our 3-year relative TSR versus the Nasdaq Composite Index.	Page 53
50% of PRUs vest in full at end of FY28 based on average Revenue growth over a multi-year period.
	Restricted Stock Unit (RSUs)	Vests annually over three years	Service and time-based vesting.	Page 55
VCP II Equity Award	Performance-based Restricted Stock Unit (PRUs)	Vests at the end of FY30 (April 2030)	100% Revenue growth with rTSR modifier	Page 55

CEO Compensation and Performance Alignment
Our FY26 compensation philosophy is designed around “pay-for-performance” so that a large portion of our CEO’s total target direct compensation is “at-risk” and performance-based. In determining the mix of the various reward elements and the value of each component, the Compensation and Leadership Development Committee
Gen™ 2026 Proxy   | 47

Executive Compensation and Related Information
considered our CEO’s role, the competitiveness of the market for executive talent, company performance, individual performance, internal pay equity, historical compensation, and retention concerns. In addition to these factors, in approving our CEO’s VCP II PRU award, the independent members of the Board also considered the need to incentivize our CEO to drive performance against goals closely tied to our transformation objectives and to strongly align his pay outcome with his ability to create sustained and substantial stockholder value creation. Please see “Equity Incentive Awards — Value Creation Program II (VCP II) (FY27-FY30)” below for more information.
The Compensation and Leadership Development Committee and the independent members of the Board take seriously their responsibility to maintain appropriate pay for performance alignment with an emphasis on stockholder value. As of the end of FY26, the realizable value of compensation awarded to our CEO was only 34% of target due to the realizable value attributable to the equity awards granted to our CEO in FY26, including his VCP II PRU award, being equal to 0% of target due to the rigor of the performance goals, as described in more detail below.

*
“Target Pay” is the sum of (a) our CEO’s salary rate for FY26, (b) his FY26 target annual cash incentive award opportunity, and (c) the target grant value of his long-term incentive compensation awards granted in FY26.

**
“Realizable Pay” is the sum of (a) our CEO’s salary earned for FY26, (b) his annual incentive award earned for FY26, (c) the value of his RSUs granted in FY26, are valued based on our closing stock price on April 2, 2026, the last trading day of FY26, multiplied by the number of RSUs granted, and (d) the value of PRUs granted in FY26 are valued based on the number of shares that would have been earned based on actual results through April 2, 2026, multiplied by our closing stock price on April 2, 2026. The performance period for VCP II grants runs from the beginning of FY27 through the end of FY30.

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Executive Compensation and Related Information
FY26 Target Total Direct Compensation
As shown below, the vast majority of our NEOs’ target total direct compensation is either variable or “at risk” based on our financial and operating results, individual performance, and our stock price. The at-risk elements of our FY26 program include (i) our annual cash incentive Plan, (ii) our annual equity incentive awards, through which PRUs and time-based RSUs were granted as long-term incentive awards, and (iii) the VCP II equity incentive awards.

*	EAIP is reflected at target and does not reflect the actual payout. PRUs and RSUs are reflected at their grant date fair value.
Base Salary

Philosophy	Provide fixed compensation to attract and retain key executives.
Considerations
Key executives’ salaries reviewed and set annually by the CEO & Compensation and Leadership Development Committee (or just the Compensation and Leadership Development Committee with respect to CEO salary).

Role and responsibilities, past and anticipated future contributions, positioning relative to our compensation peer group, internal pay equity and our overall salary budget.
Annual salary review by CEO for other executives.

Annual Cash Incentive Award

Philosophy
Establish appropriate, market competitive, short-term performance measures to help drive future growth and profitability, and support accountability and progress towards our responsible business goals.

Reward achievement of short-term performance measures consistent with financial plan and responsible business strategy.
Target Amount Considerations	Role and responsibilities, past and anticipated future contributions, positioning relative to our compensation peer group and internal pay equity.
Desired market position for each NEO.
Award Design Considerations	We believe program metrics strongly correlate with stockholder value creation, are transparent to investors, balance growth and profitability.

Metrics are established based on a range of inputs, including short-term growth objectives for our products, external market economic conditions, the competitive environment, our internal budgets and market expectations, and our talent management strategy.

Financial and operating performance payout curves set to substantially drive increased customer subscriptions and profit in accordance with our FY26 financial plan.
Performance Conditions	Bookings growth and non-GAAP operating income targets, with a modifier (+/- 10%) based on progress towards multi-year responsible business goals.
See Annex A for the definition of bookings and a reconciliation of non-GAAP operating income to GAAP operating income.

Gen™ 2026 Proxy   | 49

Executive Compensation and Related Information
Annual Equity Incentive Awards

Philosophy	Establish appropriate, market competitive, performance measures to substantially drive future short- and long-term growth and profitability.
Multi-year vesting and performance requirements help align our NEOs’ pay with the creation of long-term shareholder return.
Provide meaningful and appropriate incentives for our long-term success to attract and retain talent in a highly competitive market.
Reward NEOs for creating stockholder value over the long term.
Grant Mix	Equity awards are a mix of PRUs and RSUs, with PRUs comprising the majority.
Target Amount Considerations
NEO’s role and responsibilities, past and anticipated future contributions, the NEO’s past award amounts and the amount of unvested equity held by the NEO, positioning relative to our compensation peer group and internal pay equity.

Award Design Consideration	NEOs should be incentivized to drive long-term financial performance, including stock price appreciation.
Metrics should align with long-term financial and operational goals and balance top-line growth with profitability.
There should be a relative performance measure that reflects the potential opportunity cost of investing in Gen versus other Nasdaq companies.
Attract and retain valuable NEOs.
Vesting Conditions	50% of PRUs vest in full at end of FY28 based on achievement of 3-year relative TSR versus the Nasdaq Composite Index.
50% of PRUs vest in full at end of FY28 based on average revenue growth over a three-year period (FY26 to FY28).
RSUs are time-based and vest annually over three years: (33%/33%/34%).

VCP II Equity Incentive Awards

Philosophy
Align leadership team to deliver on the second phase of the transformation of Gen that is required to diversify its business and further develop its trust-based solutions and deliver outsized stockholder returns.

Drive sustained and substantial stockholder value creation, as well as alignment of executive and stockholder interests, through 100% performance-based long-term equity incentive awards with an extended four-year performance period

Utilize aggressive revenue hurdles to double the company’s FY25 revenue while delivering extraordinary outperformance that significantly increases total shareholder return on a relative basis.

Service requirement through the payout date, which will occur following the completion of a four-year performance period (FY27 to FY30) and nearly 5 years from the grant date, to align, motivate and retain key employees during the next phase of the company’s transformation. The VCP II PRUs are not eligible for retirement vesting.

Measurement period for the operational metrics will not commence until the start of FY26 after the completion of VCP I to align executives and avoid overlapping incentives.
Grant Mix	100% PRUs.
Target Amount Considerations
NEO’s role and responsibilities, past and anticipated future contributions, the NEO’s past award amounts and the amount of unvested equity held by the NEO, internal pay equity, the rigor of the performance targets and the at-risk nature of the 100% performance based long term grants. The award size for each executive is approximately 1 times the target value on the date of grant of each executive’s FY26 annual equity incentive award with some variability.

Vesting Conditions
PRUs vest in full following the completion of FY30 based on the achievement of outsized revenue growth targets that require extraordinary organic growth and/or synergistic acquisitions, subject to a modifier based on our relative TSR versus the Nasdaq Composite Index, which sets the target payout level at the index 55th percentile against the Nasdaq Composite. No compensation will be earned from this award unless one of the outsized revenue growth goals is achieved. The maximum payout for this award is 600% of target if achievement of both Revenue and the relative TSR (“rTSR”) modifier are realized.

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Executive Compensation and Related Information
Base Salary
The following table presents each NEO’s annual base salary for FY26. All NEOs received an increase in base salary in FY26 based on their individual performance, company performance and market competitiveness and internal equity considerations.

Named Executive Officer	FY25 Annual Salary ($)	FY26 Annual Salary ($)	% Increase
Vincent Pilette	950,000	1,000,000	5.3%
Natalie Derse	600,000	650,000	8.3%
Bryan Ko	530,000	600,000	13.2%

Executive Annual Incentive Plan (EAIP)
The following table presents each NEO’s target incentive for FY26 under the FY26 Executive Annual Incentive Plan (the FY26 EAIP) expressed as a percentage of base salary. Each NEO received an increase in their target incentive opportunity in FY26 as compared to FY25 based on their individual performance, company performance and market competitiveness and internal equity considerations.

Named Executive Officer	FY25 Individual Incentive Target (%)	FY25 Target ($)	FY26 Individual Incentive Target (%)	FY26 Target ($)	Individual Incentive Target % Increase
Vincent Pilette	125	1,187,500	150	$1,500,000	20%
Natalie Derse	100	600,000	100	$650,000	0%
Bryan Ko	80	424,000	100	$600,000	25%

The actual payout amount for each NEO under the FY26 EAIP was determined using the same formula as in FY25.

Executive Annual Incentive Plan — Company Performance Metrics
The Compensation and Leadership Development Committee selected company performance metrics under the FY26 EAIP to create strong alignment between company performance and NEO annual incentive payouts.

Measure	Definition	Purpose
Non-GAAP Operating Income (Threshold Goal Prior to Any Payout)	“Non-GAAP operating income,” as described in “Annex A — Reconciliations” in this proxy statement.	Non-GAAP operating income aligns to our long-term business model to increase Gen’s profitability.
Bookings Growth (weighted 100%)	“Bookings,” as described in “Annex A — Reconciliations” in this proxy statement.	Bookings aligns to Gen’s growth objectives by incentivizing our executives to drive new customer subscriptions.

If the FY26 non-GAAP operating income threshold goal of obtaining FY25 operating income was achieved, any payout under the FY26 EAIP would then be determined based on bookings growth achievement, subject to
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Executive Compensation and Related Information
adjustment upwards or downwards for each NEO by up to 10% based on progress made towards certain responsible business goals. While the non-GAAP operating income threshold goal needed to be achieved for the NEOs to receive an EAIP payout, achievement of non-GAAP operating income in excess of the threshold goal did not impact the EAIP corporate funding percentage and the bookings growth threshold goal also had to be achieved in order for the EAIP to be funded. Both the threshold and target booking goals were set above prior year results and the maximum possible payout for the FY26 EAIP was limited to 200% regardless of the responsible business modifier.

	Bookings Percent of Plan(1)	Funding (%)
Threshold	95%	25%
Target	100%	100%
Max	103%	200%

(1)	Funding based on linear interpolation for performance between threshold and target and target and maximum performance. We do not disclose actual dollar performance goals for competitive reasons.
Executive Annual Incentive Plan — Company Results
For FY26, the Compensation and Leadership Development Committee certified that FY26 bookings were 156% of target and that the non-GAAP operating income threshold goal was achieved with $2,543 million in non-GAAP operating income. The Compensation and Leadership Development Committee reduced the payout from 156% to 135% to account for differences between original plan assumptions and MoneyLion post-close realities, including the pace of membership and revenue synergies and stronger market growth than was assumed when the original plan was constructed. The following graph shows the threshold, target, and maximum payouts under the FY26 EAIP, along with actual company performance and funding.

In addition to our bookings growth metric and non-GAAP operating metric achievement, the EAIP had a +/- 10% responsible business modifier that could be applied to the final EAIP payout at the discretion of the CEO & Compensation and Leadership Development Committee, which was based on the achievement against certain responsible business goals, and each NEO’s contributions toward such goals. The responsible business modifier was not applied to any NEO’s bonus in FY26 and consequently had no bearing on the payout.
Executive Annual Incentive Plan — FY26 Payout Results

NEO	Base Salary ($)	Annual Incentive Target (%)	Company Performance Funding Achievement (%)	Responsible Business Modifier (%)(+/-)	Individual Payout Amount ($)
Vincent Pilette	1,000,000	150	135	0	$2,025,000
Natalie Derse	650,000	100	135	0	$877,500
Bryan Ko	600,000	100	135	0	$810,000

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Executive Compensation and Related Information
Equity Incentive Awards
Annual Equity Incentive Awards  —  Overview
The primary purpose of our annual equity incentive award program is to align the interests of our NEOs with those of our stockholders by rewarding the NEOs for creating stockholder value over the long term. By compensating our NEOs with annual equity incentive awards, our NEOs have an opportunity to realize a stake in Gen’s financial future. The gains realized in the long term depend on our NEOs’ ability to drive the financial performance of Gen and our stock price performance.
When granting annual equity incentive awards to NEOs, we consider their role and responsibilities, past and anticipated future contributions, the NEO’s past award amounts and the amount of unvested equity held by the NEO, positioning relative to our compensation peer group, internal pay equity and gains recognizable by the NEO from equity awards made in prior years.
The following table presents the grant date target value of each NEO’s total target annual equity incentive award for FY26. Each NEO received an increase in the grant date target value of their total target annual equity incentive in FY26 as compared to FY25 based on the considerations described above.

Named Executive Officer	FY25 Grant Target Value ($)	FY26 Grant Target Value ($)	% Increase
Vincent Pilette	$14,500,000	$21,000,000	45%
Natalie Derse	$5,000,000	$5,750,000	14%
Bryan Ko	$4,000,000	$5,500,000	38%

The Board and the Compensation and Leadership Development Committee believed that for the FY26 annual equity incentive award program, a mix of PRUs and RSUs continued to be the appropriate annual long-term equity incentive for NEOs.
All NEOs received 60% of the grant date target value of their target annual equity incentive award in the form of PRUs and 40% in the form of RSUs. This mix is a common practice among the external market and our FY26 peer group, and we believe that such a mix will motivate our NEOs to contribute to our long-term success and stock price appreciation while also encouraging long-term retention.

Annual Equity Incentive Awards — FY26 Performance-based Restricted Stock Units
In FY26, each of our NEOs received a grant of FY26 PRUs, which vest based on the achievement of two equally weighted metrics:
•	Three-year relative TSR measured against the Nasdaq Composite Index; and
•	Three-year Average Revenue Growth Percentage ending March 31, 2028.
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Executive Compensation and Related Information
In FY26, we maintained the relative TSR metric and replaced the bookings growth and non-GAAP operating margin goal with a three year revenue growth goal measured at the end of fiscal year 2028 (FY28). This change was made to help refocus and drive our executives to deliver on increasing long-term revenue growth, rather than bookings and operating margin, which are already accounted for in our short-term incentive plan. We believe that increasing long-term revenue growth is critical to delivering long-term stockholder returns.
The Board and the Compensation and Leadership Development Committee retained the relative TSR component of our PRU design as they believe that TSR promotes stockholder alignment and creates an unambiguous link between the compensation of our NEOs and long-term enterprise value creation since this metric is directly linked to our long-term TSR relative to the Nasdaq Composite Index. The Board and the Compensation and Leadership Development Committee continue to believe that the use of the Nasdaq Composite Index is an appropriate benchmark given the broad-based nature of the index, the inclusion of Gen in the index, and because the Nasdaq Composite Index represents a broad representation of the potential opportunity cost of investing in Gen from an investor’s perspective.
The table and charts below provide more information regarding our FY26 PRU design:

Metric	Measurement Period	Metric Objective (50% of Target)	Vesting Conditions
3-year relative TSR vs. Nasdaq Composite Index	FY26-FY28	Measures our long-term performance against companies in the Nasdaq to drive enterprise value creation.	Earned portion vests at end of FY28.
3-year Revenue Growth	Average over FY26-FY28	Measures average revenue growth as measured over a multiple year period to drive topline growth.	Earned portion vests at end of FY28.

FY26 PRU Design — TSR Component

FY26 PRU Design — Revenue Growth Component

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Executive Compensation and Related Information
The following charts present the threshold, target and maximum performance levels and payouts of the relative TSR, bookings and non-GAAP operating margin goals:

Achievement under the FY26 PRUs will not be certified by the Compensation and Leadership Development Committee until the end of FY28 and each participating NEO must remain in service through the end of the performance period.
The following table summarizes the number of PRU awards granted to our NEOs in FY26 and their target grant value as compared to their accounting value.

NEO	PRU Type	Target PRUs (# of Units)	Target Grant Value ($)	Accounting Value ($)
Vincent Pilette	TSR	254,022	$6,300,000	$13,315,833
	CAGR	254,022	$6,300,000	$7,318,374
Natalie Derse	TSR	69,554	$1,722,000	$3,646,021
	CAGR	69,554	$1,722,000	$2,003,851
Bryan Ko	TSR	66,530	$1,650,000	$3,487,503
	CAGR	66,530	$1,650,000	$1,916,729

Annual Equity Incentive Awards - FY26 Restricted Stock Units
RSUs represent the right to receive one share of Gen common stock for each vested RSU upon the settlement date, subject to continued employment through each vesting date. The RSUs were granted for long-term retention purposes as they provide a payout opportunity to the NEOs only if they remain employed through the applicable vesting dates, which extend over multiple years, and because the payout opportunity is directly linked with stockholder value and executive efforts over a multi-year time frame. The following table summarizes the number of RSU awards granted to our NEOs in FY26, their target grant value and equivalent accounting value, and their vesting criteria.

NEO	Target RSUs (# of RSUs)	Target Grant Value ($)	Accounting Value ($)	Vesting Criteria(1)
Vincent Pilette	338,696	$8,400,000	$9,757,832	33%/33%/34%
Natalie Derse	92,738	$2,296,000	$2,671,782	33%/33%/34%
Bryan Ko	88,706	$2,200,000	$2,555,620	33%/33%/34%

(1)	RSUs vest on each of May 1, 2026, May 1, 2027, and May 1, 2028, subject to service through the applicable vesting date.
Equity Incentive Awards — Value Creation Program II (VCP II) (FY27-FY30)
Background, Philosophy and Decision-making Process
In July 2025, in conjunction with its annual compensation review process, the independent members of the Board approved VCP II, a long-term value creation program for a select set of key executives of the Company who are leading the second phase of our transformation to further diversify our business and materially accelerate the
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Executive Compensation and Related Information
growth of our trust based solutions in financial wellness and beyond. The purpose of the award is to create a direct incentivization mechanism for executives with the greatest responsibility for driving performance against goals closely tied to our transformation objectives and strongly aligns executives’ pay outcomes with their ability to create sustained and substantial stockholder value creation.
The Company’s CEO and leadership team demonstrated strong strategic leadership over the course of our first phase of our transformation, beginning with the creation of a consumer-focused cyber safety company in 2019 and most recently with the Company’s acquisition of MoneyLion and creation of a synergistic trust-based solutions business. Under our CEO’s leadership, the Company transformed from legacy cyber security products towards an AI-powered identity-first platform that serves as a daily cyber safety companion. As a result, the company nearly doubled revenue going from $2.5B in FY20 to $5.0B in FY26, and nearly tripled EPS from $0.90 per share to $2.56 per share over the same period. This team’s proven track record underpins the Compensation and Leadership Development Committee’s and Board’s conviction that this continues to be the right leadership team to lead the second phase of our transformation.
Given the incredible amount of sustained focus, effort and leadership that is now needed to navigate the Company through the second chapter of its transformation and deliver on its lofty value creation goals, the Compensation and Leadership Development Committee, in consultation with its independent compensation consultant, external counsel and the independent members of the full Board, determined that VCP II was in the best interests of the Company and its stockholders. The VCP II also encourages continuity within the leadership team in a highly competitive market for CEO and executive talent.
Target Grant Value
The target award value for each executive is approximately 1 times the target grant value of each executive’s FY26 annual equity incentive award with some variability. In determining the award size, the Compensation and Leadership Development Committee and the independent members of the Board considered, among other things, each NEO’s role, responsibilities and performance, the holding power of each executive’s existing unvested equity awards, market data from our compensation peer group, the difficulty of achieving the revenue goals, and the fact that 100% of the awards are performance-based.
Vesting and Performance Conditions
VCP II is 100% performance-based and designed to incentivize extraordinary outperformance that significantly increases revenue on an absolute basis and rewards strong total shareholder returns on a relative basis. The performance measurement period for revenue growth commenced after the completion of the existing VCP I at the end of fiscal year 2026 and spans four fiscal years (FY27 to FY30). VCP II has outsized revenue growth targets to motivate the leadership team to double the Company’s FY25 revenue by the end of FY30 and does not provide for any payout unless the Company’s revenue has increased by at least 50%. To ensure that revenue is grown in alignment with shareholder interests, the awards also utilize a relative TSR modifier which both sets the target payout level at the index 55th percentile against the Nasdaq Composite and caps payouts at target in the event the Company’s absolute TSR is negative.
Revenue Growth Targets. The number of VCP PRUs that may be earned based on revenue growth during the performance period will range from 0% to 300% of the total VCP target grant, and will be determined by the Compensation and Leadership Development Committee, based upon the Company’s highest annual revenue for any four consecutive quarters during the performance period, as measured against the revenue targets set forth in the following chart (Revenue Targets). In no event may any VCP PRU be earned if the highest achieved annual revenue is below the Target Level. For the avoidance of doubt, revenue targets can be achieved at any time during the performance period, and the highest four consecutive quarter achievement during the performance period shall be utilized to determine the number of VCP PRUs earned upon the vesting date of the last day of FY30. Performance between the Target Level and Accelerated Level and between the Accelerated Level and the Maximum Level will be determined based on a linear interpolation between the applicable performance levels.
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Executive Compensation and Related Information

Performance Levels	Annual Revenue Targets	VCP Performance %
Below Target Level	<$6 Billion USD	0%
Target Level	$6 Billion USD	100%
Accelerated Level	$7 Billion USD	200%
Maximum Level	$8 Billion USD	300%

Relative TSR Modifier Targets. The VCP revenue performance will be multiplied by the rTSR Performance Modifier as set forth in the following chart to determine the number of VCP PRUs earned upon the vesting date of the last day of FY30. The rTSR will be determined by the Compensation and Leadership Development Committee, based upon the Company’s TSR performance as measured against the TSR performance of the companies comprising the Nasdaq Composite Index from the date of grant (in FY26) through the end of the performance period, as set forth in the following chart (“rTSR Modifier Targets”). Performance between the Threshold Level and Target Level and between the Target Level and the Maximum Level will be determined based on a linear interpolation between the applicable performance levels.

Performance Levels	Revenue Target	rTSR Modifier Targets	rTSR Performance Modifier
Threshold Level	$6 Billion or Above	0 to 25th% rTSR	0.5(1)
Target Level	$6 Billion or Above	55th % rTSR	1.0
Maximum Level	$6 Billion or Above	75 to 100th %rTSR	2.0

(1)	If TSR is negative during the rTSR period, VCP is capped at 100%.
In the event that absolute TSR is negative during the period used to calculate the rTSR in no event will the final VCP performance be greater than 100%.
VCP performance goals are intended to account for potential strategic transactions, and incremental revenue from any acquisitions or strategic transactions shall be included in the performance calculations.
Service Vesting Requirement. The awards cliff vest following the end of FY30, subject to continuous service through the vesting date. The VCP II PRUs are not eligible for retirement vesting.
The rationale for these vesting requirements is set forth below:

Vesting Requirement	Rationale
Revenue growth targets that require extraordinary organic growth and/or synergistic acquisition
Aggressive revenue hurdles were selected to align leadership team to deliver on the second phase of the transformation of Gen that is required to diversify its business and further develop its trust-based solutions, which we believe is critical to driving long-term value creation

TSR modifier based on our relative TSR versus the Nasdaq Composite Index

Target payout level is set at the index 55th percentile against the Nasdaq Composite Index, with a maximum payout of target (100%) if absolute TSR is negative

A relative TSR modifier aligns executive and stockholder interests and rewards outsized stockholder returns on a relative basis

Target-level payouts should require above-median relative performance, and negative TSR should not result in any increase in payout

The Nasdaq Composite Index is an appropriate benchmark given the broad-based nature of the index, the inclusion of Gen in the index, and because it represents a broad representation of the potential opportunity cost of investing in Gen from an investor’s perspective.

5 year performance period and service requirement No retirement vesting	A lengthy performance period and service requirement with no retirement vesting drives sustained and substantial stockholder value creation and will help to align, motivate and retain key employees

The following table summarizes the number of VCPII PRU awards granted to our NEOs in FY26 and their target grant value as compared to their accounting value.
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Executive Compensation and Related Information

NEO	Target PRUs (# of Units)	Target Grant Value ($)	Accounting Value ($)
Vincent Pilette	954,540	$28,000,000	$50,103,805
Natalie Derse	238,635	$7,000,000	$12,525,951
Bryan Ko	238,635	$7,000,000	$12,525,951

TARGET GRANT VALUES VERSUS ACCOUNTING VALUES
The target grant value of PRU awards granted in FY26 that are earned based on the achievement of rTSR does not match the amounts reported for these awards in the “Stock Awards” column in the Summary Compensation Table and the “Grant Date Fair Value of Stock and Option Awards” column in the Grants of Plan-Based Awards Table. The target grant value of PRU awards, which were granted under VCP II and the annual PRU awards, which are earned based on rTSR, is equal to the dollar amount of PRU awards approved by the Compensation and Leadership Development Committee. However, for purposes of the Summary Compensation Table and Grants of Plan-Based Awards Table, pursuant to SEC rules, the value of such PRU awards is equal to their accounting value (also referred to as grant date fair value) as calculated under FASB ASC Topic 718 using a Monte Carlo simulation performed as of the date of grant. Changes in the Company’s stock price and other inputs in the Monte Carlo valuation may cause the grant date fair value of awards calculated using this method to be above or below target in any given year. Notably, the accounting value of the Company’s VCP II PRU grants and FY26 annual TSR PRUs significantly exceeds their target grant value.
The target grant value of our annual PRUs, which are earned based on revenue growth or booking and operating margin and the target grant value of our annual time-based RSUs are equal to the dollar amounts of equity awards approved by the Compensation and Leadership Development Committee. However, for purposes of the Summary Compensation Table and Grants of Plan-Based Awards Table, pursuant to SEC rules, the value of such awards is equal to their accounting value in the “Stock Awards” column in the Summary Compensation Table and the “Grant Date Fair Value of Stock and Option Awards” column in the Grants of Plan-Based Awards Table as calculated by multiplying the number of stock units by the closing stock price on the date of grant.
If the target grant values of the VCP II PRUs and FY26 annual TSR PRUs were reflected in the Summary Compensation Table instead of the accounting values of these awards, the total compensation amount for each NEO would be reduced significantly as shown in the table below.
NEO FY26 Compensation (Target Grant Value vs Accounting Values)(1)

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards (Assuming Granted Values) ($)(2)	Stock Awards (Assuming Accounting Values) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total (Assuming Target Values) ($)(2)	Total (Assuming Accounting Values) ($)
Vincent Pilette	FY26	$986,538.00	$49,000,000	$80,495,844.00	$2,025,000.00	$74,926.00	$52,860,464	$83,582,308.00
Natalie Derse	FY26	$636,538.00	$12,750,000	$20,847,605.00	$877,500.00	$6,404.00	$14,270,442	$22,368,047.00
Bryan Ko	FY26	$581,154.00	$12,500,000	$20,485,803.00	$810,000.00	$63,565.00	$13,954,719	$21,940,522.00

(1)
This table is not intended to be a substitute for the Summary Compensation Table. For more information regarding the amounts, which appear in this table (other the amounts which appear in the “Stock Awards (Assuming Target Values)” column), please see the Summary Compensation Table on page 70.

(2)	Reflects target grant value of stock awards rather than the accounting or grant date fair value as calculated under FASB ASC Topic 718.
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Executive Compensation and Related Information
Annual Equity Incentive Awards —  Previously Granted FY24 Performance-based Restricted Stock Units
In FY24, each of our NEOs received a grant of FY24 PRUs which vested at the end of FY26. The FY24 PRUs vested based on the achievement of two equally weighted metrics:
•	Three-year relative-TSR measured against the Nasdaq (Relative TSR Metric); and
•
Three-year plan measuring Average Bookings Growth Percentage plus Average non-GAAP Operating Margin Percentage Greater than 50% over the three-fiscal year period ending April 3, 2026 (Bookings and Operating Margin Metric).

Metric	Measurement Period	Metric Objective (50% of Target)	% Of Target Achievement
3-year relative TSR vs. Nasdaq	FY24-FY26	Measures our long-term performance against companies in the Nasdaq to drive enterprise value creation.	156%
3-year Average Bookings Growth Plus Average Non-GAAP Operating Margin Points >50%	Measured over a three-year period from FY24-FY26	Measures average bookings growth and average non-GAAP operating margin growth over 50% as measured over a multiple year period to drive topline growth as well as profitability.	200%
		Total Final Achievement	178%

FY24 PRU Design — TSR Component

FY24 PRU Design — Revenue Growth Component

The following charts summarize the potential threshold, target and maximum performance levels and payouts of the Relative TSR Metric and the Bookings and Operating Margin Metric:

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Executive Compensation and Related Information
Following the end of FY26, the Compensation and Leadership Development Committee certified the final performance achievement of the FY24 PRUs at 178% of target, based on final Bookings Growth plus Average non-GAAP Operating Margin above 50% metric achievement of 200% of target and final Relative TSR metric achievement of 156%, which resulted in the release of shares to each NEO as set forth in the table below.

NEO	FY24 PRU Award Target Amount (#)	FY24 PRUs Earned (#)
Vincent Pilette	390,478	695,051
Natalie Derse	137,010	243,878
Bryan Ko	102,758	182,909

Previous Granted Equity Incentive Awards—FY22 Value Creation Program I (VCP I) (FY22-FY26)
VCP I was adopted in FY22 to align, incentivize and retain key executives in connection with the Avast acquisition, which was a key milestone in the first phase of Gen’s transformation. The first phase of the transformation strategy was focused on realizing synergies to help build technical and go-to-market capabilities, building scale, and developing a foundational platform that powers consumers’ digital freedom.
The Compensation and Leadership Development Committee designed the VCP I PRUs to directly align our NEOs’ economic interests with the long-term economic interests of our stockholders by delivering realizable value only if we achieve aggressive stock price growth. The number of VCP PRUs that could have been earned during the performance period could have ranged from 0% to 300% of the target shares granted, based upon the Company’s stock price appreciation, as measured against certain stock price targets (the Stock Price Targets) and subject to the achievement of certain relative TSR threshold targets, in each case, as set forth in the following chart (rTSR Gates).

Performance Levels	Stock Price Targets	rTSR Gates	VCP PRU Payout %
Below Threshold	Below $35/per share results in no payout	Below 25th percentile TSR ranking relative to Nasdaq composite index results in no payout	0%
Threshold	$35/per share (Equal to ~52% appreciation and ~68% appreciation of our stock at the time of grant for our CEO and President, respectively)	At least 25th percentile ranking required for payout from 50% to 100%	50%
Target	$40/per share (Equal to ~73% appreciation and ~92% appreciation of our stock at the time of grant for our CEO and President, respectively)	At least 25th percentile ranking required for payout from 50% to 100%	100%
Above Target	$50/per share (Equal to ~117% appreciation and ~141% appreciation of our stock at the time of grant for our CEO and President, respectively)	At least 50th percentile ranking required for payout over 100%	200%
Maximum	$60/per share (Equal to ~160% appreciation and ~189% appreciation of our stock at the time of grant for our CEO and President, respectively)	At least 50th percentile ranking required for payout over 100%	300%

Achievement of the Stock Price Targets and rTSR gates was determined by measuring the average closing price of the Company’s stock and the companies comprising the Nasdaq Composite Index over any 90-calendar day period through the end of FY26.
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Executive Compensation and Related Information
Final achievement for VCP I was 0% as the $35 per stock price target was not achieved and no PRUs were earned. For more information on VCP I, including the specific targets, please see the “Compensation Discussion and Analysis” in our proxy statement, which was filed on July 31, 2023.

NEO	VCP I PRU Award Target Amount (#)	VCP I PRUs Earned (#)
Vincent Pilette	425,393	0
Natalie Derse	209,251	0
Bryan Ko	209,251	0

Benefits
In addition to the compensation components described above, the following benefits are provided at the end of FY26.

FY26 Benefit(1)	Philosophy and Rationale
401k Plan with Company matching Health and Dental Coverage Life Insurance Disability Insurance Unlimited Time Off	Provides our NEOs with competitive broad-based employee benefits on the same terms as are generally available to the majority of our employees.
Reimbursement for up to $25,000 for financial planning services.(2)
Provides financial planning assistance given the complexity of executive officer compensation and financial arrangements to allow executives to concentrate on their responsibilities and our future success.

Reimbursement for up to $50,000 for Medical Concierge Benefit(3)	Provides additional medical benefit allowance to align with market practice.
Reimbursement for up to $10,000 for Security(3)	Provides security benefit allowance to align with market practice
Retirement Benefit(3)	Provides ability to elect retirement and continued vesting of equity awards upon separation (with PRUs vesting pro rata)

(1)	The Company previously provided executives with the ability to defer their compensation pursuant to a nonqualified deferred compensation plan, which was frozen prior to the start of FY24.
(2)	Increased from $10,000 to $25,000 in June 2025.
(3)	Added in June 2025.
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Executive Compensation and Related Information
Severance and Change of Control Benefits
The following table provides information regarding the severance arrangements that we have with our NEOs as of the end of FY26. Details of each individual NEO’s severance arrangements, including estimates of amounts payable in specified circumstances in effect as of the end of FY26, are disclosed in “FY26 Executive Compensation,” above and under “Potential Payments Upon Termination or Change-in-Control,” below.

Attract and Retain Executives	Intended to ease an NEO’s transition due to an unexpected employment termination or retain an NEO through a significant corporate transaction.
Align Interests with Stockholders
Mitigate any potential employer liability and avoid future disputes or litigation; retain and encourage our NEOs to remain focused on our business and the interests of our stockholders when considering or implementing strategic alternatives.

At-will Employment	The employment of our NEOs is “at will,” meaning we can terminate them at any time, and they can terminate their employment with us at any time.
Amount and Conditions for Severance
Severance arrangements should be designed to: (i) provide reasonable compensation to executive officers who leave Gen under certain circumstances to facilitate their transition to new employment and (ii) require a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post- employment compensation payments or benefits.

Acceleration upon Death, Disability or in the Event of Involuntary Termination	PRU and RSU acceleration is consistent with the practice of many of our peers and encourages our employees to remain employed with us.
Double-Trigger Acceleration	“Double-trigger” provisions promote morale and productivity and encourage executive retention in the event of a corporate transaction.
Acceleration if Awards are Not Assumed or Substituted in a Corporate Transaction
We believe that such benefits preserve the retention power of unvested equity following a change in control of the Company and also provide for a reasonable benefit in the event that awards are not continued.

Executive Severance and Retention Plan
The Executive SRP provides severance, change-in-control, and retirement benefits to certain executive officers and other designated employees of the Company, including the Company’s named executive officers (“NEOs”), as described below and subject to the execution of a release of claims.

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Executive Compensation and Related Information
Key Compensation and Governance Policies
The following table summarizes the key compensation and governance policies applicable to our NEOs:

Policy	Considerations	Material Features
Stock Ownership Guidelines	Promote stock ownership in Gen. More closely align the interests of our executive officers with those of our stockholders.
6x base salary for CEO and President.
3x base salary for CFO.
2x base salary for other Section 16 officers.
Must comply by the later of (i) 5 years from Executive Leadership Team Member designation or (ii) if already an Executive Leadership Team Member, three (3) years from the date of promotion to a role with a higher minimum holding requirement.
During 5-year or 3-year transition period, as applicable, must retain at least 50% of net-settled equity award shares until ownership requirement is met.
During the 1-year period following the exercise of any option or option-like award granted to the CEO, the CEO must retain 100% of the net shares acquired from the Company pursuant to such exercise (i.e., shares remaining after deducting shares used to cover any exercise price and any applicable tax liability).
Includes shares owned outright (including shares held in “street name” and shares held in trust that are deemed to be beneficially owned for Section 16 reporting purposes), and excludes stock options (whether vested or unvested) and unvested PRUs and RSUs. As of June 15, 2026, all continuing NEOs have reached ownership requirements or have remaining time to do so.

Anti-Hedging Policies
Permitting hedging is viewed as a poor pay program practice, as it insulates executives from stock price movement and reduces alignment with stockholders.
This policy was established in part to avoid potential or apparent conflict of interests resulting from bets against or hedges regarding our performance.

All directors and employees, including executive officers, are prohibited from short-selling company stock or engaging in transactions involving company-based derivative securities.
“Derivative Securities” are options, warrants, convertible securities, stock appreciation rights or similar rights whose value is derived from the value of an equity security, such as company stock.
This prohibition includes, but is not limited to, trading in company-based option contracts or engaging in other hedging transactions (for example, buying and/or writing puts and calls, equity swaps, collars, exchange funds, transacting in straddles and the like).
Holding and exercising options or other derivative securities granted under Gen’s equity incentive plans and holding the contingent value rights acquired in connection with Gen’s acquisition of MoneyLion are not prohibited by this policy.
Waivers may be granted with respect to arrangements that were in existence before becoming a director or employee.

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Executive Compensation and Related Information

Policy	Considerations	Material Features
Anti-Pledging Policies	Pledging raises potential risks to stockholder value, particularly if the pledge is significant.	Covered persons are prohibited from holding company securities in a margin account or pledging company securities as collateral for a loan.
Insider Trading Policy	Prohibit corporate insiders from taking advantage of material non-public information.
CEO and President and CFO are required to preclear any open market transactions with the General Counsel and are encouraged to use Rule 10b5-1 stock trading plans.
Prohibits the purchase or sale of securities while in possession of material non-public information.

Clawback Policy	Permits us to recoup performance-based cash and equity awards when such awards were not properly earned or when executives have engaged in inappropriate actions.
Applies to all executive officers. Allows recoupment of performance-based cash and equity awards if (i) we are required to restate our financial statements due to the Company’s material noncompliance with any financial reporting requirement under applicable securities laws, or (ii) an executive officer violates certain company policies, including Gen’s Code of Conduct, Financial Code of Ethics or other Company policies.

Stockholder Approval Policy for Severance Arrangements	Reflects the Compensation and Leadership Development Committee’s long-standing self-imposed limit on cash severance benefits.
The Board will seek stockholder approval, before the Company enters into any new employment agreement, severance agreement or similar arrangement with any executive officer of the Company, or before the Board or the Compensation and Leadership Development Committee establishes any new severance plan or policy covering any executive officer of the Company, in each case, that provides for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target bonus.

Approach to Determining Compensation
We are committed to the following pay philosophy and practices described below.

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Executive Compensation and Related Information
Compensation and Leadership Development Committee Decision Process
The Compensation and Leadership Development Committee generally oversees the compensation of our NEOs and our executive compensation program and initiatives. The Board will from time to time make decisions regarding the compensation of our CEO and other NEOs when such decisions do not relate to our annual executive compensation program and are tied to our overall business strategy and/or are in connection with transformative strategic transactions.
The Compensation and Leadership Development Committee typically reviews executive officer compensation, including base salary, short-term incentives and long-term incentives in the first quarter of each fiscal year. This is timed to align to the fiscal year start and to enable evaluation and incorporation of competitive market compensation levels and practices based on the most recently completed year. In connection with this review, the Compensation and Leadership Development Committee carefully considers any feedback or input it may receive from our CEO and from other sources when evaluating the performance of each executive officer. The Compensation and Leadership Development Committee then sets or in the case of our CEO makes recommendations regarding each NEO’s target total direct compensation for the (current) year as an outcome of this review and the other factors described below.
The Compensation and Leadership Development Committee has based most, if not all, of its prior compensation determinations and recommendations, including those made for FY26, on a variety of factors, including:
•	A focus on pay-for-performance
•	A total rewards approach
•	An appropriate pay mix
•	Appropriate market positioning and competitiveness
•	Avoidance of compensation arrangements that encourage excessive or inappropriate risk taking by our executive officers
•	In the case of equity awards, burn rate and dilution
•	Company performance and individual performance
•	Internal pay equity
•	Retention of Key Executive Talent
•	Gen’s financial condition and available resources
•	The accounting and cash flow implications of various forms of executive compensation
•	Our need for a particular position to be filled
•	The recommendations of our CEO (other than with respect to his own compensation)
•	The feedback of our stockholders and investors
As discussed under “Role and Independence of Compensation Consultant” below, for FY26, the Compensation and Leadership Development Committee engaged a compensation consultant and once again conducted a formal benchmarking review. In establishing compensation for our executive officers other than our CEO, the Compensation and Leadership Development Committee gives weight to the recommendations of our CEO, but final decisions about the compensation of our NEOs are made by our Compensation and Leadership Development Committee.
From time to time, special business conditions may warrant additional compensation, such as sign-on bonuses, or equity awards in connection with promotions, in recognition of significant accomplishments, or to attract, retain or incent our executive officers. In these situations, the Compensation and Leadership Development Committee or the Board, as applicable, considers and weighs our business need with the potential costs and benefits of special rewards.
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Executive Compensation and Related Information
Role and Independence of Compensation Consultant
The Compensation and Leadership Development Committee retains Compensia, Inc. (Compensia), a national compensation consulting firm, to serve as its independent compensation consultant to help the Compensation and Leadership Development Committee understand competitive compensation levels and incentive designs. Compensia was solely hired by, and reports directly to, the Compensation and Leadership Development Committee. At the Compensation and Leadership Development Committee’s discretion, Compensia:
•	attends Compensation and Leadership Development Committee meetings;
•	assists the Compensation and Leadership Development Committee in determining peer companies and evaluating compensation proposals;
•	assists with the design of incentive compensation programs; and
•	conducts compensation-related research.
In addition, at the Compensation and Leadership Development Committee’s direction, Compensia works with our Head of People and Culture and other members of management to obtain information necessary for Compensia to make their own recommendations as to various matters as well as to evaluate management’s recommendations. The Compensation and Leadership Development Committee has determined that the work resulting from Compensia’s engagement did not raise any conflicts of interest.
Competitive Market Assessments
Market competitiveness is one factor that the Compensation and Leadership Development Committee considers each year in determining or recommending an NEO’s overall compensation package, including pay mix. The Compensation and Leadership Development Committee relies on various data sources to evaluate the market competitiveness of each pay element, which are provided by its independent compensation consultant. The proxy statements of peer group companies provide detailed pay data for the highest-paid executives. Further, the Radford Global Technology Survey provides compensation information on a broader group of executives, with positions matched based on specific job scope and responsibilities. The Compensation and Leadership Development Committee considers data from these sources as a framework for making compensation decisions for each NEO’s position.
The Compensation and Leadership Development Committee reviews our peer group on an annual basis, with input from its compensation consultant, and the group may be adjusted from time to time based on, among other factors, a comparison of revenues, market capitalization, industry, business model, peer group performance, merger and acquisition activity and stockholder input.
In FY26, the Compensation and Leadership Development Committee reviewed our peer group for FY25 and made certain changes to our peer group for FY26, based on the following criteria:
•	Focus on U.S.-based headquartered companies in the broader technology industry with a focus on software development, cybersecurity, and/or financial wellness
•	Are generally comparable in terms of size (~0.5x — 2.0x the company’s revenue and ~0.25x — 4.0x the company’s market cap)
•	Are generally comparable in terms of complexity and global reach
•	Compete with us for talent
Based on the above criteria, the Compensation and Leadership Development Committee, with input from Compensia, its independent compensation consultant, determined that it was appropriate to add eBay, Expedia, Pinterest, Rocket Companies, and SoFi and remove Check Point Software, F5, Juniper Networks, Okta, SS&C Technologies, and Workday due to the acquisition of MoneyLion and our entry into the Fintech industry.
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Executive Compensation and Related Information
As a result, the Compensation and Leadership Development Committee, with input from Compensia, selected the following companies as our FY26 peer group:

Autodesk, Inc.	Equifax Inc.	Pinterest*
Akamai Technologies, Inc.	Expedia*	Palo Alto Networks, Inc.
CrowdStrike Holdings, Inc.	Fortinet, Inc.	Rocket Companies*
DocuSign, Inc.	GoDaddy Inc.	SoFi*
Dropbox, Inc.	Match Group	TransUnion
eBay*	NetApp, Inc.	Zoom Communications
Electronic Arts Inc.

*	Added in January 2025.
At the time of peer approval, Gen was at the 57th percentile for Revenue and 26th percentile for market capitalization when compared to the FY26 peer group.
Compensation Risk Assessment
The Compensation and Leadership Development Committee, in consultation with Compensia, has conducted its annual risk analysis of Gen’s compensation policies and practices, and does not believe that our compensation programs encourage excessive or inappropriate risk taking by our executives or are reasonably likely to have a material adverse effect on Gen.
We believe that the design and objectives of our executive compensation program provide an appropriate balance of incentives for our NEOs, thereby discouraging them from taking inappropriate risks. Among other things, our executive compensation program includes the following design features:
•	A balanced mix of cash and equity; as well as appropriately balanced fixed (base salary) and variable compensation (cash incentives and equity-based awards);
•	A mix of short-term and long-term incentives, with short-term incentives currently representing a significantly lower proportion of the total mix;
•	Cash and equity incentives solely based on achieving company performance objectives and subject to our “claw- back” right under certain circumstances;
•	Caps on annual cash incentive and PRU payouts;
•	Stock ownership guidelines which align the interests of our executive officers with those of our stockholders; and
•	General alignment with prevalent low-risk pay practices.
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Executive Compensation and Related Information
Burn Rate and Dilution
We closely manage how we use our equity to compensate employees. In FY26, our gross burn rate was 1.57%, our net burn rate was 1.34% and our overhang was 7.41%. The Compensation and Leadership Development Committee determines the percentage of equity to be made available for our equity programs with reference to the companies in our peer group.

Gross burn rate = total number of shares granted under all of our equity incentive plans during a period divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage.
Net burn rate = total number of shares granted under all of our equity incentive plans during a period, minus the total number of shares returned to such plans through awards cancelled during that period, divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage.
Overhang = total number of shares underlying options and awards outstanding plus shares available for issuance under all of our equity incentive plans at the end of a period divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage.
Tax and Accounting Considerations
While Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers, the Compensation and Leadership Development Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.
Accounting considerations also play a role in the design of our executive compensation program. Accounting rules require us to expense the grant date fair values of our equity awards (that is, the value of our equity awards based on U.S. GAAP), which reduces the amount of our reported profits under U.S. GAAP. Because of this stock-based expensing and the impact of dilution to our stockholders, we closely monitor the number, share amounts and the fair values of the equity awards that are granted each year.
Compensation and Leadership Development Committee Interlocks and Insider Participation
The members of the Compensation and Leadership Development Committee during FY26 were Susan P. Barsamian, Nora Denzel, Emily Heath and Peter Feld. Peter Feld resigned from the Compensation and Leadership Development Committee on May 15, 2025, after the end of FY25 and Emily Heath joined the Committee at that
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Executive Compensation and Related Information
time. None of the members of the Compensation and Leadership Development Committee in FY26 were at any time during FY26 or at any other time an officer or employee of Gen or any of its subsidiaries, and none had or have any relationships with Gen that are required to be disclosed under Item 404 of Regulation S-K. None of Gen’s executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or Compensation and Leadership Development Committee during FY26.
Compensation and Leadership Development Committee Report
The information contained in the following report is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Gen under the Exchange Act or the Securities Act of 1933 unless and only to the extent that Gen specifically incorporates it by reference.
The Compensation and Leadership Development Committee has reviewed and discussed with management the CD&A contained in this proxy statement. Based on this review and discussion, the Compensation and Leadership Development Committee has recommended to the Board that the CD&A be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended April 3, 2026.
By: The Compensation and Leadership Development Committee:
Nora M. Denzel (Chair)
Emily Heath
Susan P. Barsamian
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Executive Compensation and Related Information
Executive Compensation Tables
The following table shows for the fiscal year ended April 3, 2026, compensation awarded to or earned by our named executive officers.
Summary Compensation Table for Fiscal 2026

	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)			Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Name and Principal Position				Annual Stock Awards ($)	VCP II Stock Awards ($)	Total Stock Awards ($)
Vincent Pilette Chief Executive Officer	2026	986,538	—	30,392,039	50,103,805	80,495,844	2,025,000	74,926	83,582,308
	2025	950,000	—	19,831,802	—	19,831,802	1,721,875	6,519	22,510,196
	2024	950,000	—	13,386,893	—	13,386,893	1,009,375	16,559	15,362,827
Natalie M. Derse Chief Financial Officer	2026	636,538	—	8,321,654	12,525,951	20,847,605	877,500	6,404	22,368,047
	2025	600,000	—	6,838,573	—	6,838,573	870,000	6,000	8,314,573
	2024	586,538	—	4,697,160	—	4,697,160	510,000	6,404	5,800,102
Bryan S. Ko Chief Operating Officer, Chief Legal Officer, and Secretary	2026	581,154	—	7,959,852	12,525,951	20,485,803	810,000	63,565	21,940,522
	2025	530,000	—	5,470,831	—	5,470,831	614,800	11,000	6,626,631
	2024	530,000	—	3,522,881	—	3,522,881	360,400	13,500	4,426,781

(1)
The amounts shown in this column reflect the aggregate grant date fair value of RSUs and PRUs computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The grant date fair value of RSUs is based on the closing price of our common stock on the date of grant. The grant date fair value of PRUs that contains a market condition is estimated using a Monte Carlo simulation model. For a discussion of the valuation methodologies and underlying assumptions, see Note 15 to our Annual Report on Form 10-K and “Equity Incentive Awards” in the Compensation Discussion and Analysis. For additional information regarding awards granted in fiscal year 2026, see the “Grants of Plan-Based Awards” table below.

The table below sets the value of PRUs earned solely based on operating or financial goals at the grant date determined assuming that the highest level of performance conditions will be achieved if an amount less than the maximum was included in the column. Also set forth below are the grant date fair of PRUs that contain a market condition, which are not subject to probable or maximum outcome assumptions.

Name	Maximum Outcome of Performance Conditions Fair Value for FY26 ($)	Market-Related Component Fair Value for FY26 ($)	Maximum Outcome of Performance Conditions Fair Value for FY25 ($)	Market-Related Component Fair Value for FY25 ($)	Maximum Outcome of Performance Conditions Fair Value for FY24 ($)	Market-Related Component Fair Value for FY24 ($)
Vincent Pilette	14,636,748	63,419,638	4,838,836	8,541,185	3,365,920	5,533,073
Natalie Derse	4,007,701	16,171,972	1,668,569	2,945,245	1,181,026	1,941,432
Bryan Ko	3,833,459	16,013,454	1,334,851	2,356,188	885,774	1,456,081

(2)	Represents the named executive officer’s annual incentive award under the Executive Annual Incentive Plan for fiscal year 2026, earned in fiscal year 2026 and paid in fiscal year 2027.
(3)	The “All Other Compensation” amounts for fiscal year 2026 consist of the following components:

	401(k) Plan Contributions ($)	Executive Medical Concierge ($)	Financial Planning Services ($)	Total ($)
Vincent Pilette	6,000	48,708	20,218	74,926
Natalie M. Derse	6,404		—	6,404
Bryan S. Ko	6,565	50,000	7,000	63,565

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Executive Compensation and Related Information
The following table provides information regarding grants of plan-based awards to our named executive officers in fiscal year 2026.
Grants of Plan-Based Awards in Fiscal 2026

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Vincent Pilette
EAIP		—	1,500,000	3,000,000	—	—	—	—	—	—	—
RSU	5/16/25	—	—	—	—	—	—	338,696	—	—	9,757,832
PRU CAGR	5/16/25	—	—	—	63,506	254,022	508,044	—	—	—	7,318,374
PRU TSR	5/16/25				127,011	254,022	508,044	—	—	—	13,315,833
PRU VCP II	7/25/25	—	—	—	477,270	954,540	5,727,240	—	—	—	50,103,805
Natalie M. Derse
EAIP		—	650,000	1,300,000	—	—	—	—	—	—	—
RSU	5/16/25	—	—	—	—	—	—	92,738	—	—	2,671,782
PRU CAGR	5/16/25	—	—	—	17,389	69,554	139,108	—	—	—	2,003,851
PRU TSR	5/16/25				34,777	69,554	139,108	—	—	—	3,646,021
PRU VCP II	7/25/25	—	—	—	119,318	238,635	1,431,810	—		—	12,525,951
Bryan S. Ko
EAIP		—	600,000	1,200,000	—	—	—	—	—	—	—
RSU	5/16/25	—	—	—	—	—	—	88,706	—	—	2,555,620
PRU CAGR	5/16/25	—	—	—	16,633	66,530	133,060	—	—	—	1,916,729
PRU TSR	5/16/25				33,265	66,530	133,060	—	—	—	3,487,503
PRU VCP II	7/25/25	—	—	—	119,318	238,635	1,431,810	—	—	—	12,525,951

(1)
Amounts shown represent potential payouts under the Company’s Executive Annual Incentive Plan for fiscal year 2026. Actual amounts earned under the plan are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For additional information, see “Compensation Discussion and Analysis—Executive Annual Incentive Plan.”

(2)
Amounts shown reflect the threshold, target and maximum number of shares that may be earned under performance-based restricted stock unit (“PRU”) awards, based on the level of achievement of the applicable performance conditions over the performance period. PRU awards designated as “VCP II” are based on revenue growth, subject to a relative total shareholder return modifier. PRU awards designated as “CAGR” are based on cumulative bookings growth and average non-GAAP operating margin. PRU awards designated as “TSR” are based on total shareholder return relative to the Nasdaq Composite Index.

(3)	Represents time-based restricted stock unit (“RSU”) awards granted during fiscal year 2026, which vest based on continued service.
(4)
Amounts shown represent the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The grant date fair value of RSUs is based on the closing price of our common stock on the date of grant. The grant date fair value of PRUs is based on the target level of achievement; PRUs that contain a market condition are valued using a Monte Carlo simulation model.

The following table shows for FY26, certain information regarding outstanding equity awards at fiscal year end for our named executive officers.
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Executive Compensation and Related Information
Outstanding Equity Awards at Fiscal Year End 2026

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Yet Vested (#)	Equity Incentive Plan Awards: Value of Unearned Shares, Units or Other Rights that Have Not Yet Vested(1) ($)
Vincent Pilette	05/16/2025						338,696(2)	6,397,967
	05/16/2025								508,044(3)	9,596,951
	05/16/2025								254,022(4)	4,798,476
	07/25/2025								954,540(5)	18,031,261
	05/10/2024						184,258(6)	3,480,634
	05/10/2024								412,518(7)	7,792,465
	05/10/2024								412,518(8)	7,792,465
	05/10/2023						88,509(9)	1,671,935
	05/10/2023								780,956(10)	14,752,259
	05/10/2023								475,134(11)	8,975,279
	07/08/2022								—(12)	—
Natalie M. Derse	05/16/2025						92,738(2)	1,751,821
	05/16/2025								139,108(3)	1,313,875
	05/16/2025								69,554(4)	1,313,875
	07/25/2025								238,635(5)	4,507,815
	05/10/2024						63,537(6)	1,200,214
	05/10/2024								142,248(7)	1,343,532
	05/10/2024								142,248(8)	1,343,532
	05/10/2023						31,056(9)	586,648
	05/10/2023								137,010(10)	2,588,119
	05/10/2023								106,868(11)	2,018,737
	12/10/2021								—(12)	—
Bryan S. Ko	05/16/2025						88,706(2)	1,675,656
	05/16/2025								133,060(3)	1,256,752
	05/16/2025								66,530(4)	1,256,752
	07/25/2025								238,635(5)	4,507,815
	05/10/2024						50,830(6)	960,179
	05/10/2024								113,798(7)	1,074,822
	05/10/2024								113,798(8)	1,074,822
	05/10/2023						23,291(9)	439,967
	05/10/2023								102,758(10)	1,941,099
	05/10/2023								80,151(11)	1,514,052
	12/10/2021								—(12)	—

1.	The market value is calculated based on $18.89 per share, the fair value of our common stock on April 3, 2026.
2.
These RSUs granted in fiscal 2026, vest over three years, with 33%, 33% and 34% vesting on May 1, 2026, May 1, 2027 and May 1, 2028, respectively, subject to service through the applicable vesting date.

3.
These PRUs (CAGR) granted in fiscal 2026 have a three-year performance period from March 29, 2025 through March 31, 2028 and will vest based on the achievement of certain average revenue growth targets, subject to service through the last day of FY28. As of April 3,

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Executive Compensation and Related Information
2026, the aggregate achievement of the performance metrics was trending above the target payout level and, as a result, pursuant to SEC rules, the number of shares shown is 200% of the shares granted. As soon as practicable following the end of the performance period, the Compensation and Leadership Development Committee will determine the number of PRUs earned and complete the settlement of shares.
4.
These PRUs (TSR) granted in fiscal 2026 have a three-year performance period from March 29, 2025 through March 31, 2028 and will vest based on the achievement of certain relative TSR targets against the Nasdaq Composite Index, subject to service through the last day of FY28. As of April 3, 2026, the aggregate achievement of the performance metrics was trending between the threshold and target payout level and, as a result, pursuant to SEC rules, the number of shares shown is 100% of the shares granted. As soon as practicable following the end of the performance period, the Compensation and Leadership Development Committee will determine the number of PRUs earned and complete the settlement of shares.

5.
These PRUs (VCP II) granted in fiscal 2026 have a performance period ending March 29, 2030 and will vest based on the achievement of certain revenue growth targets and the application of a relative TSR modifier, subject to service through the last day of FY30. As of April 3, 2026, the aggregate achievement of the performance metrics was below the target payout level and, as a result, pursuant to SEC rules, the number of shares shown is 100% of the shares granted. As soon as practicable following the end of the performance period, the Compensation and Leadership Development Committee will determine the number of PRUs earned and complete the settlement of shares.

6.
These RSUs granted in fiscal 2025, vest over three years, with 33%, 33% and 34% vesting on May 1, 2025, May 1, 2026 and May 1, 2027, respectively, subject to service through the applicable vesting date.

7.
These PRUs (BMG) granted in fiscal 2025 have a three-year performance period from March 30, 2024 through April 2, 2027 and will vest based on the achievement of average bookings growth and non-GAAP operating margin performance, subject to service through the last day of FY27. As of April 3, 2026, the aggregate achievement of the performance metrics was trending above the target payout level and, as a result, pursuant to SEC rules, the number of shares shown is 200% of the shares granted. As soon as practicable following the end of the performance period, the Compensation and Leadership Development Committee will determine the number of PRUs earned and complete the settlement of shares.

8.
These PRUs (TSR) granted in fiscal 2025 have a three-year performance period from March 30, 2024 through April 2, 2027 and will vest based on the achievement of certain relative TSR targets against the Nasdaq Composite Index, subject to service through the last day of FY27. As of April 3, 2026, the aggregate achievement of the performance metrics was trending above the target payout level and, as a result, pursuant to SEC rules, the number of shares shown is 200% of the shares granted. As soon as practicable following the end of the performance period, the Compensation and Leadership Development Committee will determine the number of PRUs earned and complete the settlement of shares.

9.
These RSUs granted in fiscal 2024, vest over three years, with 33%, 33% and 34% vesting on May 1, 2024, May 1, 2025 and May 1, 2026, respectively, subject to service through the applicable vesting date.

10.
These PRUs (BMG) granted in fiscal 2024 had a three-year performance period from April 1, 2023 through April 3, 2026 and vested based on the achievement of average bookings growth and non-GAAP operating margin performance, subject to service through the last day of FY26. Following the performance period the Compensation and Leadership Development Committee determined the number of PRUs earned was 200% of the shares granted and completed the settlement of shares on May 4, 2026.

11.
These PRUs (TSR) granted in fiscal 2024 had a three-year performance period from April 1, 2023 through April 3, 2026 and vested based on the achievement of certain relative TSR targets against the Nasdaq Composite Index, subject to service through the last day of FY26. Following the performance period the Compensation and Leadership Development Committee determined the number of PRUs earned was 156% of the shares granted and completed the settlement of shares on May 4, 2026.

12.
These PRUs (VCP I) granted in fiscal years 2022 and 2023 had a performance period ending April 3, 2026 and vesting based on the achievement of certain share price appreciation with relative total shareholder return (rTSR) gates, subject to service through the last day of FY26. Following the performance period the Compensation and Leadership Development Committee determined no PRUs were earned and zero shares settled.

The following table provides certain information for fiscal 2026 regarding option exercises and stock awards vested during the fiscal year with respect to our named executive officers.
Option Exercises and Stock Vested in Fiscal 2026

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Vincent Pilette	—	—	929,563	19,133,021
Natalie M. Derse	—	—	322,056	6,608,212
Bryan S. Ko	—	—	246,005	5,070,409

(1)
The number of shares and value realized for stock awards reflect (i) restricted stock units (“RSUs”) that vested and settled during fiscal 2026 and (ii) performance-based restricted stock units (“PRUs”) that vested at the end of their performance period during fiscal 2026.

(2)
The value realized upon vesting is based on (i) the closing price of the Company’s common stock on the applicable vesting date for RSUs and (ii) the closing price of the Company’s common stock on April 2, 2026, the last trading day of FY26, as the market was closed on April 3, 2026 due to Good Friday, for PRUs that vested at the end of the performance period in fiscal 2026.

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Executive Compensation and Related Information
The table below provides information on the non-qualified deferred compensation of the named executive officers for the fiscal year ended April 3, 2026.
Non-Qualified Deferred Compensation in Fiscal 2026

Non-Qualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions (#)	Aggregate Balance at Last Fiscal Year-End ($)(2)
Vincent Pilette	—	—	—	—	—
Natalie M. Derse	—	—	—	—	—
Bryan S. Ko	—	—	133,690	—	851,347

(1)
The amount reflected is not included in the Summary Compensation Table for FY26 for Mr. Ko. This amount consists of dividends, interest and change in market value attributed to Mr. Ko’s entire account balance during FY26 which balance includes deferred compensation from previous periods.

(2)	$559,926 of this amount was previously reported as “Salary” in the Summary Compensation Table in the Proxy Statements for prior annual meetings.
Effective January 1, 2023, the Gen Digital Deferred Compensation Plan (the Deferred Compensation Plan) was frozen, meaning no new employees could participate in the plan and no future contributions could be made to the plan following such date. Deferrals in the Deferred Compensation Plan will continue to be maintained on behalf of each participant.
Employees located in the US with a base salary of $180,000 or greater, including each of the named executive officers, were eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan provided for the opportunity for participants to defer up to 75% of base salary and 100% of variable pay each year and up to 100% of sales commissions as a separate election. Variable pay included annual incentive plan and commission payments. Participants had the opportunity to elect each year prior to the beginning of a calendar year whether to receive that year’s deferrals upon a specified date or upon termination of employment, and the form of payment elected will be honored regardless of a participant’s length of service.
The Deferred Compensation Plan is “unfunded,” and all deferrals are general assets of Gen. Amounts deferred by each participant under the Deferred Compensation Plan are credited to a bookkeeping account maintained on behalf of each participant. The bookkeeping account under the Deferred Compensation Plan will then be adjusted based on the performance of the measurement funds that have been selected by the participant. The measurement funds available under the Deferred Compensation Plan include the investment funds available under our 401(k) plan as well as additional asset classes. Each participant may change their measurement fund selections on a daily basis. The Deferred Compensation Plan requires that benefits accumulated in the bookkeeping accounts for each participant not meeting a 5-year service requirement be distributed to the participant following his or her termination of employment with us for any reason. If a 5-year service requirement is met, accumulated benefits in the participant’s account will be distributed according to the participant’s designated payment election.
74 |   Gen™ 2026 Proxy

Potential Payments Upon
Termination or
Change-in-Control
Set forth below is a description of the plans and agreements (other than the Deferred Compensation Plan) that could result in potential payouts to our named executive officers in the case of their termination of employment and/or a change in control of Gen. For information regarding potential payouts upon termination under the Deferred Compensation Plan, in which certain of our executive officers participate, see “Non-Qualified Deferred Compensation in Fiscal 2026” above.
Gen Digital Executive Severance and Retention Plan
On November 3, 2025, the Board, at the recommendation of the Compensation and Leadership Development Committee, approved the adoption of the Gen Digital Inc. Executive Severance and Retention Plan (the “Executive SRP”). The Executive SRP supersedes and replaces the Company’s prior Executive Severance Plan, which provided for severance benefits outside of the change in control context and Executive Retention Plan, which provided for change in control severance benefits, in their entirety. The Board adopted the Executive SRP to consolidate the Company’s executive severance, change in control and retention arrangements into a single program with standardized terms and conditions applicable to eligible executives. The Board determined that consolidating the prior plans into a single framework would simplify administration, align executive protections and retention incentives across the leadership team, and more closely align the Company’s executive compensation practices with prevailing market practices among peer companies.
The Executive SRP provides severance, change-in-control, and retirement benefits to certain executive officers and other designated employees of the Company, including the Company’s named executive officers (“NEOs”), as described below, subject to the execution of a release of claims:
•
Severance Benefits: Our NEOs are entitled to severance benefits upon a termination without cause. Severance benefits for our NEOs include cash severance equal to two times their base salary and two times their annual bonus opportunity at 100% of target for NEOs, six months of outplacement services, an additional cash payment equal to 24 months of their COBRA premiums if they elect COBRA continuation coverage, and prorated acceleration of the performance-based restricted stock units, assuming target performance.

•
Change in Control Benefits: Upon a termination without cause or constructive termination, which occurs within 12 months following a change in control, NEOs are entitled to similar multiples of base salary and target bonus, as well as full acceleration of outstanding equity awards (performance-based awards vesting at the higher of actual performance or 100% of target).

•
Retirement Benefits: NEOs who satisfy the Executive SRP’s “Rule of 65” retirement criteria will be entitled to continued vesting of time-based restricted stock units and prorated vesting of performance-based restricted stock units based on actual performance, provided such stock units were granted after the date of the adoption of the Executive SRP.

The Executive SRP also includes customary provisions regarding compensation recovery, dispute resolution, and compliance with Sections 280G and 409A of the Internal Revenue Code of 1986, as amended.
Gen™ 2026 Proxy   | 75

Potential Payments Upon Termination or Change-in-Control
Death and Disability Acceleration under Award Agreements
Consistent with the practice of many of our peers and to encourage our employees to remain employed with us, all of our PRU and RSU grants (including PRUs and RSUs granted to our NEOs), provide for accelerated vesting in full upon death or disability, with PRUs vesting at target.
Acceleration if Equity Awards Are Not Assumed or Substituted in a Corporate Transaction
In the event of a specified corporate transaction, under the terms of our Equity Incentive Plan, if the successor corporation (if any) fails to assume, replace or substitute awards pursuant to a transaction described above, upon the consummation of such corporate transaction (i) all such awards shall accelerate and be fully vested (or shall vest at such other level(s) as provided in an award agreement) with any performance-based awards vesting at target (or at such other level(s) as provided in an award agreement) and (ii) all such stock options or SARs shall be exercisable for a period of time as set forth in the award agreement.
Acceleration under VCP PRU Award Agreements
In the event of a corporate transaction constituting a change of control, where the participant’s VCP PRUs are assumed or substituted, the participant’s VCP PRUs will, to the extent applicable, be subject to the acceleration provisions of the Executive SRP Plan, provided that if a qualifying termination under the Executive SRP Plan occurs within one year of the grant date, the applicable payout percentage will be 100% (i.e., target), notwithstanding any other higher performance then-predicted or expected.
In the event of a corporate transaction constituting a change of control, where the successor corporation fails to assume the participant’s VCP PRUs or substitute an equivalent award, the VCP PRUs will accelerate and become immediately payable at the higher of (a) 100% (i.e., target) or (b) the then highest achieved performance percentage based on the applicable performance metrics as of that date.
If the participant’s employment with the Company (or any majority or greater owned subsidiary) terminates for any reason other than death or Disability within one year from the date of grant, the VCP PRUs shall be immediately cancelled without consideration.
If a participant’s employment with the Company terminates by reason of an involuntary termination other than for cause during the performance period but after the first anniversary of the date of grant, and provided that the participant returns and makes effective a general release of claims in favor of the Company (and any majority or greater owned subsidiary) within 60 days following such termination of employment, then the prorated number of VCP PRUs that will accelerate and become immediately payable will be determined using the higher of (a) of 100% (i.e., target) or (b) the then highest achieved performance percentage based on the applicable performance metrics as of that date.
76 |   Gen™ 2026 Proxy

Potential Payments Upon Termination or Change-in-Control
Vincent Pilette
The following table summarizes the value of the payouts to Mr. Pilette pursuant to the Gen Digital Executive Retention Plan, the Gen Digital Executive Severance Plan, the terms of his equity award agreements and the Equity Incentive Plan, assuming a qualifying termination or corporate transaction, as applicable, as of April 3, 2026. Intrinsic values of equity awards are based upon the closing price for a share of our common stock of $18.89 on April 2, 2026, the last trading day of FY26, as the market was closed on April 3, 2026 due to Good Friday.

	Severance Pay ($)	COBRA Premiums ($)	Outplacement Services ($)(1)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination Upon Termination Without Cause	5,000,000			—	—	15,770,090
Change of Control Involuntary Termination Without Cause or Constructive Termination Within 12 Months	5,000,000			—	11,550,536	24,765,546
Retirement	—	—	—	—	0	0
Termination Due to Death or Disability	—			—	11,550,536	42,796,806
Awards are Not Assumed or Substituted in the Event of a Corporate Transaction					11,550,536	42,796,806

(1)	Reflects the Company’s best estimate as to the maximum amount of outplacement services.
Natalie Derse
The following table summarizes the value of the payouts to Ms. Derse pursuant to the Gen Digital Executive Retention Plan, the Gen Digital Executive Severance Plan, the terms of her equity award agreements and the Equity Incentive Plan, assuming a qualifying termination or corporate transaction, as applicable, as of April 3, 2026. Intrinsic values of equity awards are based upon the closing price for a share of our common stock of $18.89 on April 2, 2026, the last trading day of FY26, as the market was closed on April 3, 2026 due to Good Friday.

	Severance Pay ($)	COBRA Premiums ($)	Outplacement Services(1) ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination Upon Termination Without Cause	2,600,000			—	—	5,255,412
Change of Control Involuntary Termination Without Cause or Constructive Termination Within 12 Months	2,600,000			—	3,538,683	7,027,004
Retirement	—	—	—	—	0	0
Termination Due to Death or Disability	—			—	3,538,683	9,763,227
Awards are Not Assumed or Substituted in the Event of a Corporate Transaction					3,538,683	9,763,227

(1)	Reflects the Company’s best estimate as to the maximum amount of outplacement services.
Gen™ 2026 Proxy   | 77

Potential Payments Upon Termination or Change-in-Control
Bryan Ko
The following table summarizes the value of the payouts to Mr. Ko pursuant to the Gen Digital Executive Retention Plan, the Gen Digital Executive Severance Plan, the terms of his equity award agreements and the Equity Incentive Plan, assuming a qualifying termination or corporate transaction, as applicable, as of April 3, 2026. Intrinsic values of equity awards are based upon the closing price for a share of our common stock of $18.89 on April 2, 2026, the last trading day of FY26, as the market was closed on April 3, 2026 due to Good Friday.

	Severance Pay ($)	COBRA Premiums ($)	Outplacement Services(1) ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination Upon Termination Without Cause	2,400,000			—	—	4,212,029
Change of Control Involuntary Termination Without Cause or Constructive Termination Within 12 Months	2,400,000			—	3,075,802	6,604,246
Retirement	—	—	—	—	0	0
Termination Due to Death or Disability	—			—	3,075,802	8,719,844
Awards are Not Assumed or Substituted in the Event of a Corporate Transaction					3,075,802	8,719,844

(1)	Reflects the Company’s best estimate as to the maximum amount of outplacement services.
78 |   Gen™ 2026 Proxy

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the ratio of the annual total compensation of Mr. Pilette, our CEO, to the median of the annual total compensation of our employees, and have annualized his base salary as required under Item 402(u) of Regulation S-K. We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
Our compensation programs and reward offerings are designed to reflect local market practices across our global operations, which have grown significantly over the past few years. As of April 2, 2026, we employed 3,977 employees globally, with approximately 33% based in the United States and 67% based outside of the United States.
Pay Ratio:
•
Mr. Pilette’s FY26 annual total compensation was $83,582,308, which was calculated in the same manner as the amounts reported in the “Total” column of the “2026 Summary Compensation Table” in this proxy statement.

•	The FY26 annual total compensation of our median employee (other than our CEO) was $92,823.04.
•	Based on this information, the pay ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees is 900 to 1.
Pursuant to SEC rules, Mr. Pilette’s FY26 annual total compensation includes the accounting value or grant date fair value of his PRU awards, which were granted under VCP II and his annual PRU awards, which are earned based on rTSR, in each case, as calculated under FASB ASC Topic 718 using a Monte Carlo simulation performed as of the date of grant. Changes in the Company’s stock price and other inputs in the Monte Carlo valuation may cause the grant date fair value of awards calculated using this method to be above or below target in any given year. Notably, the accounting value of the Company’s VCP II PRU grants significantly exceeds their target value.
If we used Mr. Pilette’s Realizable Pay instead of the accounting value found in the Summary Compensation Table, Mr. Pilette’s annual total compensation amount would be significantly reduced and the pay ratio of his annual total compensation to the annual total compensation of our median employee (other than our CEO and calculated in a consistent Realizable Pay methodology) would have been 225 to 1.
Identification of the Median Employee:
For purposes of identifying our median employee, we used our global employee population as of April 3, 2026, identified based on our global human resources system of record, inclusive of all regular employees employed by Gen as of that date. We used total direct compensation as our consistently applied compensation measure. In this context, total direct compensation is the sum of the value of base salary or wages earned, which has been annualized with respect to permanent employees, the annual incentive target amount or annual commission target amount in effect as of April 3, 2026, and the grant date fair value of all equity awards granted during FY26, excluding the value of any modifications. Cash compensation figures were converted from local currency to U.S. dollars using the exchange rate Gen used for FY26 internal budgeting purposes. We did not make any cost-of-living adjustments or utilize the de minimis exemption to eliminate countries representing no more than 5% of our global population in the aggregate as allowed by SEC rules.
Gen™ 2026 Proxy   | 79

Pay Versus Performance
This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (PEO) and non-PEO NEOs and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act (Pay Versus Performance Rules) and does not necessarily reflect how the Compensation and Leadership Development Committee evaluates compensation decisions.

					Value of Initial Fixed $100 Investment Based On:(5)
Year(1) (a)	Summary Compensation Table Total for PEO (b)	Compensation Actually Paid to PEO(2)(3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs (d)	Average Compensation Actually Paid to Non-PEO NEOs(2)(4) (e)	Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)	Net Income (in millions) (h)	Net Revenue Growth (by percentage)(6) (i)
2026	$83,577,342	$33,542,362	$22,154,285	$8,294,422	$98	$230	$973	27%
2025	$22,510,196	$33,544,036	$7,591,115	$4,928,382	$134	$175	$643	4%
2024	$15,362,827	$29,300,356	$6,219,954	$11,536,695	$112	$165	$607	14%
2023	$25,291,365	$5,686,393	$9,006,551	$(105,381)	$83	$113	$1,334	19%
2022	$13,517,505	$20,734,811	$12,126,077	$18,159,360	$128	$118	$836	10%

(1)	The following table lists the PEO and non-PEO NEOs for each of fiscal years 2022, 2023, 2024, 2025 and 2026.

	PEO	Non-PEO NEOs
2026	Vincent Pilette	Natalie Derse and Bryan Ko
2025	Vincent Pilette	Natalie Derse and Bryan Ko
2024	Vincent Pilette	Ondrej Vlcek, Natalie Derse, and Bryan Ko
2023	Vincent Pilette	Ondrej Vlcek, Natalie Derse, and Bryan Ko
2022	Vincent Pilette	Natalie Derse and Bryan Ko

(2)
The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our NEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (refer to “Executive Compensation and Related Information — Executive Compensation Tables — Summary Compensation Table” for additional information).

(3)
The following table shows the amounts deducted from and added to the Summary Compensation Table total to calculate “compensation actually paid” to Mr. Pilette in accordance with the Pay Versus Performance Rules:

	Pension Plan Adjustments					Equity Award Adjustments
	Summary Compensation Table Total for PEO	Change in Pension Value	Pension Service Cost	Stock Awards	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Compensation Actually Paid to PEO
2026	$83,577,342	N/A	N/A	$(80,495,844)	$41,800,388	$(11,168,830)	—	$(1,424,101)	—	$1,253,407	$33,542,362
2025	$22,510,196	N/A	N/A	$(19,831,802)	$22,927,750	$2,162,792	—	$4,934,262	—	$840,838	$33,544,036
2024	$15,362,827	N/A	N/A	$(13,386,893)	$17,963,298	$4,235,771	—	$4,261,074	—	$864,279	$29,300,356
2023	$25,291,365	N/A	N/A	$(23,336,211)	$10,908,779	$(5,774,617)	—	$(2,068,928)	—	$666,005	$5,686,393
2022	$13,517,505	N/A	N/A	$(11,437,131)	$15,110,461	$3,167,247	—	$356,090	—	$20,639	$20,734,811

80 |   Gen™ 2026 Proxy

Pay Versus Performance
(4)
The following table shows the amounts deducted from and added to the average Summary Compensation Table total compensation to calculate the average “compensation actually paid” to our non-PEO NEOs in accordance with the Pay Versus Performance Rules.

	Pension Plan Adjustments					Equity Award Adjustments
	Average Summary Compensation Table Total for Non-PEO NEOs	Change in Pension Value	Pension Service Cost	Stock Awards	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Average Compensation Actually Paid to Non-PEO NEOs
2026	$22,154,285	N/A	N/A	$(20,666,704)	$10,765,130	$(3,906,887)	$—	$(436,096)	$—	$384,695	$8,294,422
2025	$7,591,115	N/A	N/A	$(6,154,702)	$7,115,515	$923,819	$—	$1,409,980	$(6,246,581)	$289,237	$4,928,382
2024	$6,219,954	N/A	N/A	$(5,088,586)	$6,828,155	$2,218,641	$—	$1,122,822	$—	$235,709	$11,536,695
2023	$9,006,551	N/A	N/A	$(8,173,767)	$5,095,792	$(5,796,603)	$—	$(517,328)	$—	$279,974	$(105,381)
2022	$12,126,077	N/A	N/A	$(11,197,900)	$13,885,671	$1,213,977	$—	$1,000,832	$—	$1,130,703	$18,159,360

(5)
In accordance with the Pay Versus Performance Rules, the Company and the Company’s peer group total shareholder return (Peer Group TSR) is determined based on the value of an initial fixed investment of $100 on April 1, 2022, through the end of the listed fiscal year. The Peer Group TSR set forth in this table was determined using the S&P Information Technology Index, which we also use in preparing the stock performance graph required by Item 201(e) of Regulation S-K for our Annual Report for the fiscal year ended April 3, 2026.

(6)
We have determined that Net Revenue Growth is the financial performance measure that, in the Company’s assessment, represents the most important financial performance measure used to link “compensation actually paid” to our NEOs, for fiscal year 2026, to company performance (Company Selected Measure (as defined in the Pay Versus Performance Rules)). “Net Revenue Growth” refers to the percentage of year-over-year growth in annual GAAP net revenue.

(7)	On June 13, 2024, Ondrej Vlcek departed from the Company as President. As a result:
His PRU awards that were granted on October 10, 2022, and May 10, 2023, were fully cancelled upon departure and are not included in “Compensation Actually Paid to Non-PEO NEOs.”
His RSU awards that were granted on October 10, 2022, and May 10, 2023 were partially cancelled. The first and second tranches of these RSU awards, which vested before his departure, are included in the “Compensation Actually Paid to Non-PEO NEOs” for prior fiscal years, while the third tranches of these RSU awards, which were unvested at the time of his departure were cancelled and excluded from “Compensation Actually Paid to Non-PEO NEOs.”
Required Tabular Disclosure of Most Important Measures
In accordance with the Pay Versus Performance Rules, the following table lists the most important financial and non-financial performance measures that, in the Company’s assessment, represent the most important performance measures used to link “compensation actually paid” to our NEOs, for fiscal year 2026, to company performance, as further described in our Compensation Discussion and Analysis within the sections titled “Executive Compensation and Related Information — Executive Compensation Summary — FY25 Performance Highlights and Pay for Performance Alignment” (see page 44), “Executive Compensation and Related Information — Executive Compensation Summary — Compensation Components” (see page 47), “Executive Compensation and Related Information — Executive Compensation Summary — Executive Annual Incentive Plan (EAIP)” (see page 51), and “Executive Compensation and Related Information — Executive Compensation Summary — Equity Incentive Awards” (see page 53).

Most Important Performance Measures
Net Revenue Growth
Non-GAAP Operating Income
Non-GAAP Operating Margin
Relative Total Shareholder Return
Absolute Total Shareholder Return
Bookings Growth

Gen™ 2026 Proxy   | 81

Pay Versus Performance
Relationship Between “Compensation Actually Paid” and Performance Measures
In accordance with the Pay Versus Performance Rules, the charts below illustrate how “compensation actually paid” to our NEOs aligns with the Company’s financial performance as measured by our TSR, our Peer Group TSR, our net income, and Net Revenue Growth:

Compensation Actually Paid vs. Gen Digital TSR
Compensation Actually Paid
Value of initial $100 investment from April 2, 2021
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
($5,000,000)
$175
$140
$105
$70
$35
$0
($35)
$20,734,811
$18,159,360
$5,686,393
($105,381)
$29,300,356
$11,536,695
$33,544,036
$4,928,382
$33,542,362
$8,294,422
$128
$83
$112
$134
$98
2022
2023
2024
2025
2026
PEO CAP
Average for Non-PEO NEOs CAP
Gen Digital TSR

Compensation Actually Paid vs. S&P Information Technology Index TSR
Compensation Actually Paid
$34,000,000
$28,000,000
$22,000,000
$16,000,000
$10,000,000
$4,000,000
$(2,000,000)
Value of initial $100 investment from April 2, 2021
$310
$265
$220
$175
$130
$85
$40
($5)
($50)
$20,734,811
$18,159,360
$5,686,393
($105,381)
$29,300,356
$11,536,695
$33,544,036
$4,928,382
$33,542,362
$8,294,422
$118
$113
$165
$175
$230
2022
2023
2024
2025
2026
PEO CAP
Average for Non-PEO NEOs CAP
S&P Information Technology Index TSR

82 |   Gen™ 2026 Proxy

Pay Versus Performance

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
Net Income (millions)
$34,500,000
$29,500,000
$24,500,000
$19,500,000
$14,500,000
$9,500,000
$4,500,000
$(500,000)
$1,750
$1,400
$1,050
$700
$350
$0
$(350)
$20,734,811
$18,159,360
$836
$1,334
$5,686,393
($105,381)
$29,300,356
$11,536,695
$607
$33,544,036
$4,928,382
$643
$33,542,362
$8,294,422
$973
2022
2023
2024
2025
2026
PEO CAP
Average for Non-PEO NEOs CAP
Net Income (millions)

Compensation Actually Paid vs. Net Revenue Growth
Compensation Actually Paid
Revenue Growth (by percentage)
$34,500,000
$29,500,000
$24,500,000
$19,500,000
$14,500,000
$9,500,000
$4,500,000
$(500,000)
30%
24%
18%
12%
6%
0%
-6%
$20,734,811
$18,159,360
10%
$5,686,393
($105,381)
19%
$29,300,356
$11,536,695
14%
$33,544,036
$4,928,382
4%
$33,542,362
$8,294,422
27%
2022
2023
2024
2025
2026
PEO CAP
Average for Non-PEO NEOs CAP
Net Revenue Growth (by percentage)

Gen™ 2026 Proxy   | 83

Company Policies and
Practices Related to the Grant
of Certain Equity Awards Close
in Time to the Release of
Material Nonpublic Information
Generally, the Compensation and Leadership Development Committee (or the Board in the case of our CEO) approves the grant of annual equity awards at a pre-scheduled meeting during the first quarter of the fiscal year. Further, as a matter of policy, the Compensation and Leadership Development Committee and the Board do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity awards or the number of shares subject to equity awards. The Compensation and Leadership Development Committee and the Board also do not grant option awards while in possession of material nonpublic information.
We currently do not grant stock options or option-like instruments, and during fiscal year 2026, no named executive officer received a grant of stock options during the period beginning four business days before, and ending one business day after, the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information.
84 |   Gen™ 2026 Proxy

Equity Compensation Plan Information
The following table gives information about Gen’s common stock that may be issued upon the exercise of stock options, warrants and rights under all of Gen’s existing equity compensation plans as of April 3, 2026:

	Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	50,870,760(1)
Equity compensation plans not approved by security holders	—(2)	—	7,910,856(3)(4)
Total	—	—	58,781,616

(1)
Represents 29,356,175 shares remaining available for future issuance under Gen’s 2008 Employee Stock Purchase Plan, including shares subject to purchase during the current offering period, which commenced on February 16, 2026 (the exact number of which will not be known until the purchase date on August 15, 2026),13,709,353 shares issuable upon settlement of outstanding PRUs (assuming a maximum payout rate of 200% of target, except for VCP II, which has a maximum payout rate of 600% of target) and RSUs under the 2013 Plan, and 7,805,232 shares remaining available for future grant under the 2013 Plan, in each case as of April 3, 2026.

(2)
Excludes outstanding stock options to acquire 32,941 shares as of April 3, 2026 that were assumed as part of various acquisitions. The weighted average exercise price of these outstanding stock options was $8.44 as of April 3, 2026. In connection with these acquisitions, Gen has only assumed outstanding stock options and rights, but not the plan themselves (except for the Avast plc 2018 Long Term Incentive Plan assumed in connection with the Avast Merger), and therefore, no further stock options may be granted under these acquired-company plans.

(3)
Represents 2,342,199 shares issuable upon settlement of outstanding PRUs (assuming a maximum payout rate of 200% of target) and RSUs granted under the Avast plc 2018 Long Term Incentive Plan, and 1,131,993 shares remaining available for future grant under the Avast plc 2018 Long Term Incentive Plan, in each case as of April 3, 2026. The Avast plc 2018 Long Term Incentive Plan was assumed by Gen in connection with the Avast Merger. All pre-acquisition awards assumed in connection with the Avast Merger had vested by August 2025 and are not included in the outstanding award balance above.

(4)
Represents 1,427,244 shares issuable upon settlement of outstanding RSUs under the MoneyLion Inc. Omnibus Incentive Plan and 3,009,420 shares remaining available for future grant under the MoneyLion Inc. Omnibus Incentive Plan, in each case as of April 3, 2026. The MoneyLion Inc. Omnibus Incentive Plan was assumed by Gen in connection with the MoneyLion Merger. Although shares remain available for future issuance under the plan, Gen currently does not intend to make future grants under the plan.

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Equity Compensation Plan Information
Material Terms of the Avast plc 2018 Long Term Incentive Plan
The Avast plc 2018 Long Term Incentive Plan (the “Avast LTIP”), which was assumed by Gen in connection with the Avast Merger, was originally adopted by the board of directors of Avast Limited (Avast) on May 9, 2018, approved by the shareholders of Avast on May 9, 2018, effective as of August 12, 2019, and amended by Gen’s Board on September 9, 2022.
The purpose of the Avast LTIP is to provide incentives to attract, retain and motivate eligible persons, whose present and potential contributions are important to the success of Gen its direct and indirect parent undertakings, and any subsidiary undertakings of Gen or Gen’s direct and indirect parent undertakings (together, the “Group Companies”), by offering them an opportunity to participate in the Company’s future performance through equity awards, which may include stock options that do not qualify as incentive stock options under Section 422 of the Code, restricted stock units, performance stock units, and other cash settled equivalents. Any employee or executive director of the Group Companies is generally eligible to participate in the Avast LTIP, except awards may not be granted under the Avast LTIP to individuals who were employees or directors of Gen or its subsidiaries on the date immediately before the consummation of the Avast Merger.
The maximum aggregate number of shares that may be issued pursuant to awards under the Avast LTIP may not exceed 8,041,071 shares, and as of April 3, 2026, 3,474,192 shares (2,467,241 as of May 28, 2026) were remaining for issuance under the Avast LTIP, as set forth in the table above. The maximum aggregate market value of shares over which awards may be granted to any participant under the Avast LTIP during any financial year of Gen is (a) 500% of the participant’s annual base salary or (b) 750% of the participant’s annual base salary if the Board determines that exceptional circumstances exist that justify a higher maximum. No awards may be granted under the Avast LTIP after May 9, 2028, the tenth anniversary of the date the Avast LTIP was originally adopted by the Avast board of directors, unless the Avast LTIP is sooner terminated by Gen’s Board.
Material Terms of the MoneyLion Inc. Omnibus Incentive Plan
The MoneyLion Inc. Omnibus Incentive Plan (the “MoneyLion Plan”), which was assumed by Gen in connection with the acquisition of MoneyLion Inc. on April 16, 2025, was originally adopted by MoneyLion and approved by its stockholders prior to the acquisition.
The purpose of the MoneyLion Plan is to promote the success and enhance the value of the company by linking the personal interests of eligible participants to those of stockholders and by providing participants with an incentive for outstanding performance. Awards that may be granted under the MoneyLion Plan include stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards.
As of April 3, 2026, 1,427,244 shares were issuable upon settlement of outstanding awards and 3,009,420 shares remained available for future issuance under the MoneyLion Plan, as reflected in the table above. Although the shares remain available for future issuance under the MoneyLion Plan, Gen currently does not intend to make future grants under the plan.
The MoneyLion Plan contains an evergreen provision pursuant to which the number of shares available for issuance may be increased annually, subject to the terms of the plan. The total number of Shares available for issuance under the Plan shall be increased on January 1 of each fiscal year in an amount equal to the lesser of (i) 5% of the total number of shares of all classes of the Company’s voting stock outstanding on the last day of the immediately preceding fiscal year and (ii) such number of shares as determined by the Compensation and Leadership Development Committee in its discretion. No such increase was implemented during fiscal 2026.
Any future awards granted under the MoneyLion Plan would remain subject to the terms and conditions of the plan and applicable law.
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Certain Relationships and Related Transactions
Related-Person Transactions Policy and Procedure
Gen has adopted a written related person transactions policy which provides for Gen’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related person transactions.” The Nominating and Governance Committee reviews transactions that may be “related person transactions,” which are transactions between Gen and any related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000, and in which the related person has or will have a direct or indirect material interest. For purposes of the policy, a related person is any Gen executive officer, director, nominee for director, or stockholder holding more than 5% of any class of Gen’s voting securities, in each case, since the beginning of the previous fiscal year, and their immediate family members.
Under the policy, absent any facts or circumstances indicating special or unusual benefits to the related person, the following transactions are deemed not to be “related person transactions” (meaning the related person is deemed to not have a direct or indirect material interest in the transaction):
•
compensation to executive officers if: (1) the compensation is required to be reported in Gen’s proxy statement, or (2) the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in the proxy statement if the executed officer was a named executive officer, and Gen’s Compensation and Leadership Development Committee approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director if the compensation is required to be reported in Gen’s proxy statement;
•
any transaction with another company at which a related person is a director or an employee (other than an executive officer) or beneficial owner of less than 10% of that Company’s shares or as a limited partner holding interests of less than 10% in the limited partnership (or similar interests in an alternative form of equity), if the aggregate amount involved does not exceed the greater of $500,000, or 5% of that company’s (or another entity’s) total annual consolidated gross revenues;

•
any transaction where the related person’s interest arises solely from the ownership of Gen’s common stock and all holders of Gen’s common stock received the same benefit on a pro rata basis (e.g., dividends);

•
any charitable contribution, grant or endowment by Gen or the Gen Foundation to a charitable organization, foundation or university at which a related person’s only relationship is as a director or an employee (other than an executive officer), if the aggregate amount involved does not exceed the greater of $120,000 or 5% of the annual consolidated gross revenues of such charitable organization, foundation or university, or any non- discretionary matching contribution, grant or endowment made pursuant to a matching gift program;

•
any transaction with a related person where (I) the rates or charges involved are determined by competitive bids, (ii) involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority, or (iii) involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services; and

•
indemnification payments and other payments made pursuant to directors and officers insurance policies, Gen’s Certificate of Incorporation or Bylaws then in effect, or any policy, agreement or instrument approved by the Board.

Under the policy, members of Gen’s legal department review transactions involving related persons that do not fall into one of the above categories. If they determine that a related person could have a significant interest in a transaction, the transaction is referred to the Nominating and Governance Committee. In addition, transactions
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Certain Relationships and Related Transactions
may be identified through Gen’s Code of Conduct or other Gen policies and procedures and reported to the Nominating and Governance Committee. The Nominating and Governance Committee determines whether the related person has a material interest in a transaction and may approve, ratify, amend, terminate or rescind the transaction.
Certain Related Party Transactions
Transaction with Starship Enterprise, a.s.
Prior to the Avast merger in September 2022, Avast leased its Prague headquarters from Starship Enterprise, a.s. (“Starship”), which is partially owned by Mr. Pavel Baudis, a member of the Company’s Board of Directors. Mr. Baudis holds a 36% ownership interest in Starship and serves on its board of directors, but is not involved in Starship’s business relationship with the Company. The Company continues to lease its Prague headquarters from Starship under a lease that expires on February 28, 2030. For the fiscal year ended April 3, 2026, the Company paid Starship approximately $4.8 million for rent, operating expenses, and common area maintenance. The Company expects to pay approximately $4.1 million for the next fiscal year.
Juliana Brandt, daughter of Board member, Mr. Eric Brandt, has been employed by the Company since June 2022 and currently serves as a Principal Financial Analyst. Mr. Brandt does not participate in, and has no influence over, decisions regarding Ms. Brandt’s hiring, performance evaluation, or compensation. For fiscal year 2026, Ms. Brandt received total compensation of $157,681, consisting of $121,546 in base salary, a $13,563 annual bonus, $250 in recognition awards, a $4,831 Company matching contribution under the 401(k) plan, and an equity award with a grant date fair value of $17,491.
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Report of the Audit Committee
The information contained in the following report of Gen’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Gen under the Exchange Act or the Securities Act of 1933 unless and only to the extent that Gen specifically incorporates it by reference.
The Audit Committee is comprised solely of independent directors, as defined by current Nasdaq listing standards, and operates under a written charter, which was most recently amended and restated by the Board on March 23, 2026. The Audit Committee oversees Gen’s financial reporting process on behalf of the Board. Management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements that were included in Gen’s Annual Report on Form 10-K for the fiscal year ended April 3, 2026 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
The Audit Committee reviewed with Gen’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of Gen’s accounting principles and discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the registered public accounting firm’s independence.
The Audit Committee discussed with Gen’s internal accountants and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal accountants and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of Gen’s internal controls, and the overall quality of Gen’s financial reporting. The Audit Committee also received the report of management contained in Gen’s Annual Report on Form 10-K for the fiscal year ended April 3, 2026, as well as KPMG’s Report of Independent Registered Public Accounting Firm included in Gen’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee Gen’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal 2027.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in Gen’s Annual Report on Form 10-K for the fiscal year ended April 3, 2026 for filing with the SEC.
By:	The Audit Committee of the Board of Directors:
Eric K. Brandt (Chair)
John C. Chrystal
Emily Heath
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Gen Digital Inc.
2026 Annual Meeting of Stockholders
Meeting Information
Information About Solicitation and Voting
This proxy is solicited on behalf of the Board for use at the Annual Meeting, which will be conducted via live webcast on September 9, 2026, at 9:00 a.m. (Pacific Time), and any adjournment or postponement thereof. We will provide a re-playable webcast of the Annual Meeting, which will be available on the events section of our investor relations website at investor.gendigital.com.
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About the Annual Meeting
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the Annual Meeting, management will report on the performance of Gen and respond to questions from stockholders.
What proposals are scheduled to be voted on at the Annual Meeting?
Stockholders will be asked to vote on the following proposals:
1.	Election to the Board of the nine nominees named in this proxy statement;
2.	Ratification of the appointment of KPMG as our independent registered public accounting firm for the 2027 fiscal year; and
3.	An advisory vote to approve executive compensation.
If any other business properly comes before the Annual Meeting or any adjournment or postponement thereof, you will be voting on those items as well.
What is the recommendation of the Board on each of the proposals scheduled to be voted on at the Annual Meeting?
The Board recommends that you vote FOR each of the nominees to the Board (Proposal No. 1); FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the 2027 fiscal year (Proposal No. 2); and FOR the approval of compensation to our named executive officers (Proposal No. 3).
Could other matters be decided at the Annual Meeting?
Our Bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by stockholders of Gen, and we have not received notice of any such proposals. If any other matter were to come before the Annual Meeting, the proxy holders appointed by the Board would have the discretion to vote on those matters for you.
Who can vote at the Annual Meeting?
Stockholders as of the record date for the Annual Meeting, July 14, 2026, are entitled to vote at the Annual Meeting. At the close of business on the record date, there were 598,577,065 shares of Gen common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If on July 14, 2026, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote over the internet or by telephone, or if you received paper proxy materials by mail, by filling out and returning the proxy card.
For questions regarding your stock ownership, you may contact our transfer agent, Computershare Investor Services, by email through their website at www.computershare.com/contactus or by phone at (877) 282-1168 (within the U.S. and Canada) or (781) 575-2879 (outside the U.S. and Canada).
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About the Annual Meeting
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee
If on July 14, 2026, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
How do I vote?
If you are a stockholder of record, you may:
•
vote at the Annual Meeting — to participate in and vote at the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials;

•	vote via the internet or via telephone — instructions are shown on your Notice of Internet Availability of Proxy Materials or proxy card; or
•
vote by mail — if you received a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the Annual Meeting in the envelope provided.

Votes submitted via the internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 8, 2026. Submitting your proxy, whether via the internet, by telephone or by mail if you received a paper proxy card, will not affect your right to vote at the Annual Meeting should you decide to virtually attend the Annual Meeting.
If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still virtually attend the Annual Meeting if you have already voted by proxy.
What is the quorum requirement for the Annual Meeting?
A majority of our outstanding shares as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you virtually attend and vote at the Annual Meeting or if you have properly submitted a proxy.
How are abstentions and broker non-votes treated?
Abstentions (shares present at the Annual Meeting and voted “abstain”) are counted for purposes of determining whether a quorum is present and have no effect on the election of directors. For the purpose of determining whether the stockholders have approved all other matters, abstentions have the same effect as an “against” vote.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the matters voted upon. If you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote your shares on any of the proposals, except for Proposal No. 2, ratification of the appointment of KPMG as our independent public accounting firm for the 2027 fiscal year. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to virtually attend the Annual Meeting.
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About the Annual Meeting
What is the vote required for each proposal?
The votes required to approve each proposal are as follows:
•
Proposal No. 1. Each director must be elected by the affirmative vote of the majority of the votes cast, meaning the votes cast “FOR” a director must exceed the number of votes cast “AGAINST” a director.

•
Proposal Nos. 2 and 3. Approval of each of Proposal Nos. 2 and 3 requires the affirmative “FOR” vote of a majority of the shares entitled to vote on these proposals at the Annual Meeting and virtually attending the Annual Meeting or represented by proxy.

What if I return a proxy card but do not make specific choices?
All proxies will be voted in accordance with the instructions specified on the proxy card. If you vote over the internet or by telephone, please follow the instructions included on the Notice of Internet Availability of Proxy Materials, proxy card or proxy materials on how to vote over the internet or by telephone. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non- votes will be counted for the purpose of establishing a quorum for the Annual Meeting. Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting.
Who is paying for this proxy solicitation?
Gen is paying the costs of the solicitation of proxies. We have retained D.F. King & Co., Inc. to help us solicit proxies from brokers, bank nominees and other institutions for a fee of approximately $10,000, plus reasonable out-of-pocket expenses. We will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. In addition, our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. If you choose to access the proxy materials and/or vote over the internet, you are responsible for any internet access charges you may incur.
What does it mean if I receive more than one proxy card or Notice of Internet Availability?
If you receive more than one proxy card or Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on your proxy card or Notice of Internet Availability of Proxy Materials on how to access each proxy card and vote each proxy card over the internet or by telephone. If you received paper proxy materials by mail, you can also complete, sign and return each proxy card to ensure that all of your shares are voted.
How can I change my vote after submitting my proxy?
You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•	delivering to the Secretary of Gen (by any means, including facsimile) a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again over the internet or by telephone; or
•	virtually attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
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About the Annual Meeting
Please note, however, that if you are a beneficial owner and you wish to change or revoke your proxy, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by virtually attending and voting at the Annual Meeting.
How can I attend the Annual Meeting and submit questions?
To attend the Annual Meeting and submit your questions prior to or during the Annual Meeting, please visit www.virtualshareholdermeeting.com/GEN2026. To participate in the Annual Meeting or to submit questions in advance of the Annual Meeting, you will need the 16-digit control number included with your proxy materials, on your proxy card, Notice of Internet Availability of Proxy Materials or on the instructions that accompanied your proxy materials.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the customer support numbers which will be shown on the virtual shareholder meeting site approximately 30 minutes before the start of the Annual Meeting.
Why are you not holding the Annual Meeting in a physical location?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. In addition, we believe the online format allows us to communicate effectively with you via a pre-meeting forum that you can enter by visiting www.virtualshareholdermeeting.com/GEN2026.
How can I get electronic access to the proxy materials?
The proxy materials will provide you with instructions regarding how to:
•	view our proxy materials for the Annual Meeting over the internet; and
•	instruct us to send our future proxy materials to you electronically by email.
Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Where can I find the voting results?
The preliminary voting results will be announced at the Annual Meeting and posted on our website at investor.gendigital.com. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.
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Additional Information
Stockholder Proposals for the 2027 Annual Meeting
Requirements for Stockholder Proposals to be Brought Before an Annual Meeting (but Not Included in Our Proxy Statement). Gen’s Bylaws provide that, for stockholder nominations to the Board or other proposals that are not included in our proxy statement to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at Gen Digital Inc., 60 E. Rio Salado Parkway, Suite 1000, Tempe, Arizona 85281, Attn: Secretary.
To be timely for the 2027 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to our Secretary at our principal executive offices between May 12, 2027 and June 11, 2027 (or, if the 2027 Annual Meeting of Stockholders is called for a date that is more than 30 calendar days before or more than 60 calendar days after the anniversary of the date of the 2026 Annual Meeting, then by no later than the 10th day following the day of our public announcement of the date of the 2027 Annual Meeting of Stockholders). A stockholder’s notice to the Secretary must include the information required by Gen’s Bylaws and comply with all other requirements set forth in Gen’s Bylaws.
Requirements for Stockholder Director Nominations to be Considered for Inclusion in Our Proxy Statement Pursuant to Proxy Access. Under Gen’s Bylaws, written notice of stockholder nominations to the Board of Directors that are to be included in the proxy statement pursuant to the proxy access provisions of Gen’s Bylaws must be delivered to our Secretary not later than March 31, 2027 nor earlier than March 1, 2027 (or, if the 2027 Annual Meeting of Stockholders is called for a date that is more than 30 calendar days before or more than 30 calendar days after the anniversary of the date of the 2026 Annual Meeting, then by the later of the close of business on the date that is 180 days prior to the date of the annual meeting or the close of business on the 10th day following the day of our public announcement of the date of the 2027 Annual Meeting of Stockholders). A stockholder’s notice to the Secretary must include the information required by Gen’s Bylaws and comply with all other requirements set forth in Gen’s Bylaws.
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials. Stockholder proposals submitted pursuant to SEC Rule 14a-8 under the Exchange Act and intended to be presented at Gen’s 2027 Annual Meeting of Stockholders generally must be received by us not later than March 31, 2027 in order to be considered for inclusion in Gen’s proxy materials for that meeting, and must comply with all the requirements of Rule 14a-8.
Requirements for Stockholder Solicitation of Proxies in Support of Director Nominees Other than Company Nominees. In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Gen nominees must comply with the additional requirements of SEC Rule 14a-19.
Available Information
Gen will mail without charge, upon written request, a copy of Gen’s annual report on Form 10-K for fiscal year 2026, including the financial statements, schedule and list of exhibits, and any exhibit specifically requested.
Requests should be sent to:
Gen Digital Inc.
60 E. Rio Salado Parkway, Suite 1000
Tempe, Arizona 85281
Attn: Investor Relations
The Annual Report is also available at investor.gendigital.com.
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Additional Information
Householding – Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
This year, a number of brokers with account holders who are Gen stockholders will be “householding” our annual report and proxy materials. A single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free 1-866-540-7095, or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, Gen will promptly deliver a separate copy of the annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the annual report and other proxy materials, you may write or call Gen’s Investor Relations department at 60 E. Rio Salado Parkway, Suite 1000, Tempe, Arizona 85281, Attn: Investor Relations, telephone number (650) 527-8000.
Any stockholders who share the same address and currently receive multiple copies of Gen’s annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or Gen’s Investor Relations department at the address or telephone number listed above.
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Other Matters
The Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
Note About Forward-Looking Statements
In this proxy statement, Gen has disclosed information which may be considered forward-looking within the meaning of the U.S. federal securities laws. Forward-looking statements may appear throughout this proxy statement. In some cases, you can identify these forward-looking statements by the use of terms such as “believe,” “will,” “expect” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “plan,” “may,” “should,” “would,” and “continue to,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward- looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to statements regarding our business strategy, governance and stockholder engagement practices, responsible business initiatives and executive compensation program. Forward- looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.
Information Referenced in this Proxy Statement
The content of the websites referred to in this proxy statement are not incorporated by reference into this proxy statement.
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Annex A
Reconciliation of Non-GAAP Financial Measures and Explanation of Key Performance Indicators
This proxy statement contains references to non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted net income and non-GAAP diluted net income per share, which are adjusted from results based on GAAP, as well as references to certain key performance indicators. These measures are provided to enhance the user’s understanding of our prospects for the future. Our management team uses these measures in assessing Gen’s performance, as well as in planning and forecasting future periods.
Reconciliation of GAAP to Non-GAAP Measures (in millions, except per share amounts)
Non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted net income and non-GAAP diluted net income per share are not computed according to GAAP and the method we use to compute these non-GAAP financial measures may differ from the method used by other companies. Such measures are supplemental, should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Please see below for the GAAP to non-GAAP reconciliation of these measures.

	Year Ended
	April 3, 2026	March 28, 2025
Diluted net income (loss) per share (GAAP)	$1.57	$1.03
Adjustments to diluted net income (loss) per share:
Stock-based compensation	0.38	0.21
Amortization of intangible assets	0.77	0.64
Impairment of intangible assets	—	0.00
Restructuring and other costs	0.06	0.01
Acquisition and integration costs	0.02	0.02
Litigation costs	(0.54)	0.10
Legal contract dispute cost	—	0.11
Other	—	0.01
Non-cash interest expense	0.05	0.04
Loss (gain) on extinguishment of debt	0.01	—
Loss (gain) on equity investments	0.13	0.05
Loss (gain) on sale of properties	(0.02)	—
Total adjustments to GAAP income (loss) before income taxes	0.85	1.20
Adjustment to GAAP provision for income taxes	0.15	(0.01)
Total adjustment to income (loss), net of taxes	0.99	1.19
Diluted net income (loss) per share (Non-GAAP)	$2.56	$2.22
Operating income (loss)	$2,120	$1,610
Stock-based compensation	235	134
Amortization of intangible assets	477	401
Impairment of intangible assets	—	3
Restructuring and other costs	35	7
Acquisition and integration costs	12	11
Litigation costs	(336)	65

98 |   Gen™ 2026 Proxy

Annex A

	Year Ended
	April 3, 2026	March 28, 2025
Legal contract dispute cost	—	66
Other	—	1
Operating income (loss) (Non-GAAP)	$2,543	$2,298
Net revenues	$5,000	$3,935
Operating margin	42.4%	40.9%
Operating margin (Non-GAAP)	50.9%	58.4%

Explanation of key performance indicators
Direct Revenue: Direct Revenue reflects subscriptions sold directly through e-commerce or mobile channels, and revenue generated from financial transactions directly made through Gen properties or marketplaces.
Partner Revenue: Partner Revenue reflects partner-sourced and channel revenue via retailers, employee benefits, telcos, publishers, and strategic partnerships, including revenue generated from product usage or products sold through our financial marketplace.
Bookings: Bookings are defined as customer orders received that are expected to generate net revenues in the future. We present the operational metric of bookings because it reflects customers’ demand for our products and services and to assist readers in analyzing our performance in future periods.
Paid Customers: Paid customers are defined as active users of our products and solutions, including subscribers with an active paid subscription to our products at the end of the reported period. Paid customers also include product users with a unique account and at least one revenue-generating transaction in the relevant active period of each respective product category, whether through our first-party personal finance products, transacting through our financial marketplaces, or generating revenue through product usage. We exclude users on free trials and those who have not actively transacted in the relevant period of each respective product category.
In order to properly reflect our customer cohorts that contribute to revenue given the dynamic nature of consumers and our product portfolio, our methodology is subject to change from time to time. The methodologies used to measure these metrics require judgment and we regularly review our metrics to improve their accuracy. However, our ability to recalculate our historical metrics may be impacted by data limitations or other factors that require us to apply different methodologies for such adjustments. We generally do not intend to update previously disclosed metrics for any such inaccuracies or adjustments that are deemed not material.
Gen™ 2026 Proxy   | 99

GEN DIGITAL INC.
60 E. RIO SALADO PARKWAY
SUITE 1000
TEMPE, AZ 85281
ATTN: BEN LU

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 8, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GEN2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 8, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02162-P53848

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GEN DIGITAL INC.

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Susan P. Barsamian	☐	☐	☐
1b. Pavel Baudis	☐	☐	☐
1c. Eric K. Brandt	☐	☐	☐
1d. John C. Chrystal	☐	☐	☐
1e. Nora M. Denzel	☐	☐	☐
1f. Emily Heath	☐	☐	☐
1g. Vincent Pilette	☐	☐	☐
1h. Sherrese M. Smith	☐	☐	☐
1i. Ondrej Vlcek	☐	☐	☐

The Board of Directors recommends that you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, limited liability company or partnership, please sign in full entity name by authorized officer or person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T02163-P53848

The undersigned stockholder(s) appoint(s) Vincent Pilette, Natalie Derse, and Bryan Ko (the "Proxies") and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorize(s) each of them to represent and to vote all of the shares of Common Stock of Gen Digital Inc. that are held of record by the undersigned as of July 14, 2026, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Gen Digital Inc. to be held on September 9, 2026 at 9:00 A.M. (Pacific Time), and at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NINE NOMINEES IDENTIFIED HEREIN TO THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side